INVESTMENT MANAGEMENT AGREEMENT

THIS AGREEMENT is made by and between the LINCOLN VARIABLE INSURANCE PRODUCTS TRUST (the “Trust”), a Delaware statutory trust, on behalf of each of its series (the “Funds”), which are listed in Schedule A to this Agreement, and LINCOLN INVESTMENT ADVISORS CORPORATION (the “Investment Manager”), a Tennessee corporation.

WITNESSETH:

WHEREAS, the Trust has been organized and operates as a series investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, each Fund engages in the business of investing and reinvesting its assets in securities; and

WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940 as an investment adviser and engages in the business of providing investment management services; and

WHEREAS, each Fund and the Investment Manager desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.  The Trust hereby employs the Investment Manager to manage the investment and reinvestment of each Fund’s assets and to administer its affairs, subject to the direction of the Trust’s Board of Trustees and officers for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Funds in any way, or in any way be deemed an agent of the Funds. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of each Fund and shall effect the purchase and sale of such investments in furtherance of each Fund’s objectives and policies.  The Investment Manager shall furnish the Board of Trustees with such information and reports regarding each Fund’s investments as the Investment Manager deems appropriate or as the Board of Trustees may reasonably request.

2.  The Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto, including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with each Fund’s shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. In conducting its own business and affairs, the Trust may utilize its trustees, officers and employees; may utilize the facilities and personnel of the Investment Manager and its affiliates; and may enter into agreements with third parties, either affiliated or non-affiliated, to perform any of these functions.  In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust, the Investment Manager and its affiliates may share facilities common to each, which may include, without limitation, legal and accounting personnel, with appropriate proration of expenses between them.  Directors, officers and employees of the Investment Manager or its affiliates may be directors, trustees and/or officers of any of the investment companies within the Lincoln Financial Group family.  Directors, officers and employees of the Investment Manager or its affiliates who are directors, trustees, and/or officers of these investment companies shall not receive any compensation from such investment companies for acting in such dual capacity.

3.  (a)  Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected who provide statistical, factual and financial information and services to the Funds, to the Investment Manager, to any sub-adviser (as defined in Paragraph 5 hereof, a “Sub-Adviser”) or to any other fund for which the Investment Manager or any Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other investment company (or series thereof) for which the Investment Manager or any Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of any investment company or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and NASD Regulation, Inc.

    (b)  Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Manager may cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Fund and to other investment companies (or series thereof) and other advisory accounts for which the Investment Manager or any Sub-Adviser exercises investment discretion.

4.  As compensation for the services to be rendered to each Fund by the Investment Manager under the provisions of this Agreement, each Fund shall pay monthly to the Investment Manager exclusively from that Fund’s assets, a fee based on the average daily net assets of that Fund during the month. Such fee shall be calculated in accordance with the fee schedule applicable to that Fund as set forth in Schedule A hereto.

If this Agreement is terminated prior to the end of any calendar month with respect to a particular Fund, the management fee for such Fund shall be prorated for the portion of any month in which this Agreement is in effect with respect to such Fund according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 calendar days after the date of termination.

5.  The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 (“Sub-Advisers”) to perform some or all of the services for a Fund for which it is responsible under this Agreement.  The Investment Manager will compensate any Sub-Adviser for its services to the Fund. The Investment Manager may terminate the services of any Sub-Adviser at any time with the approval of the Board of Trustees.  At such time, the Investment Manager shall assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the approval of the Board of Trustees and any requisite shareholder approval is obtained.  The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

6.  The services to be rendered by the Investment Manager to each Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

7.  The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to any Fund or to any other investment company, corporation, association, firm or individual.

8.  It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as each Fund’s investment adviser, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates shall have the right to adopt and to use the words “LIAC,” “Lincoln Investment Advisors Corporation” in their names and in the names of any series or class of shares of such investment companies.

9.  In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to each Fund, the Investment Manager shall not be subject to liability to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

10.  This Agreement shall be executed and become effective as of the date written below, and shall become effective with respect to each Fund as of the effective date set forth in Schedule A for that Fund, if approved by the vote of a majority of the outstanding voting securities of that Fund.  It shall continue in effect for an initial period of two years for each Fund and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of that Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  Notwithstanding the foregoing, this Agreement may be terminated as to any Fund by the Fund at any time, without the payment of a penalty, on not more than sixty days’ written notice to the Investment Manager of the Fund’s intention to do so, pursuant to action by the Board of Trustees or pursuant to the vote of a majority of the outstanding voting securities of the affected Fund.  The Investment Manager may terminate this Agreement as to any Fund at any time, without the payment of a penalty, on sixty days’ written notice to the Trust of its intention to do so.  Upon termination of this Agreement as to a Fund, the obligations of that Fund and the Investment Manager with respect to that Fund shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

11.  This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

12.  For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities”; “interested persons”; and “assignment” shall have the meaning defined in the 1940 Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the 30th day of April, 2007.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, on behalf of each of its series /s/ Kelly D. Clevenger Name: Kelly D. Clevenger Title: President
LINCOLN INVESTMENT ADVISORS CORPORATION /s/ Kevin J. Adamson Name: Kevin J. Adamson Title: Second Vice President

        429929/5

SCHEDULE A

THIS SCHEDULE A lists the Funds for which the Investment Manager provides investment management services pursuant to this Agreement, the management fee rate schedule for each Fund effective as of April 30, 2007:

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)
LVIP Capital Growth Fund	.75% of the first $100 million; .70% of the next $150 million; .65% of the next $750 million; and .60% of the excess over $1 billion
LVIP Cohen & Steers Global Real Estate Fund	.95%
LVIP Delaware Bond Fund	.48% of the first $200 million; .40% of the next $200 million; and .30% of the excess over $400 million
LVIP Delaware Growth and Income Fund	.48% of the first $200 million; .40% of the next $200 million; and .30% of the excess of $400 million
LVIP Delaware Managed Fund	.48% of the first $200 million; .40% of the next $200 million; and .30% of the excess over $400 million
LVIP Delaware Social Awareness Fund	.48% of the first $200 million; .40% of the next $200 million; and .30% of the excess over $400 million
LVIP Delaware Special Opportunities Fund	.48% of the first $200 million; .40% of the next $200 million; and .30% of the excess over $400 million
LVIP FI Equity-Income Fund	.75% of the first $500 million; and .70% of the excess over $500 million
LVIP Growth Opportunities Fund	.99%
LVIP Janus Capital Appreciation Fund	.75% of the first $500 million; and .70% of the excess over $500 million
LVIP Marsico International Growth Fund	1.00% of the first $50 million; .95% of the next $50million; .90% of the next $50 million; .85% of the next $100 million; and .80% of the excess over $250 million
LVIP MFS Value Fund	.75% of the first $75 million; .70% of the next $75 million; .65% of the next $50 million; and .60% of the excess over $200 million
LVIP Mid-Cap Growth Fund	.90% of the first $25 million; .85% of the next $50 million; .80% of the next $75 million; .70% of the next $100 million; and .65% of the excess over $250 million
LVIP Mid-Cap Value Fund	1.05% of the first $25 million; .95% of the next $25 million; .85% of the next $50 million; .75% of the next $150 million; and .70% of the excess over $250 million
LVIP Mondrian International Value Fund	.90% of the first $200 million; .75% of the next $200 million; and .60% of the excess over $400 million
LVIP Money Market Fund	.48% of the first $200 million; .40% of the next $200 million; and .30% of the excess over $400 million
LVIP S&P 500 Index Fund	.24% of the first $500 million; .20% of the next $500 million; and .16% of the excess over $1 billion
LVIP Small-Cap Index Fund	.32%
LVIP T. Rowe Price Growth Stock Fund	.80% of the first $50 million; .75% of the next $50 million; .70% of the next $150 million; .65% of the next $250 million; and .60% of the excess over $500 million
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	.75% of the first $200 million; .70% of the next $200 million; and .65% of the excess over $400 million
LVIP Templeton Growth Fund	.75% of the first $200 million; .65% of the next $300 million; and .60% of the excess over $500 million
LVIP UBS Global Asset Allocation Fund	.75% of the first $200 million; .70% of the next $200 million; and .68% of the excess over $400 million
LVIP Value Opportunities Fund	1.05% of the first $60 million; .75% of the next $90 million; and .65% of the excess over $150 million
LVIP Wilshire Aggressive Profile Fund	.25%
LVIP Wilshire Conservative Profile Fund	.25%
LVIP Wilshire Moderate Profile Fund	.25%
LVIP Wilshire Moderately Aggressive Profile Fund	.25%
LVIP Wilshire 2010 Profile Fund	.25%
LVIP Wilshire 2020 Profile Fund	.25%
LVIP Wilshire 2030 Profile Fund	.25%
LVIP Wilshire 2040 Profile Fund	.25%

        145938/7

NSAR Series 1

SUB-ADVISORY AGREEMENT
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND

This Sub-Advisory Agreement (“Agreement”) executed as of April 30, 2007, is between LINCOLN INVESTMENT ADVISORS CORPORATION, a New Hampshire corporation (the “Adviser”), and T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation (the “Sub-Adviser”).

WHEREAS, Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (the “Fund”), has entered into an Investment Management Agreement, dated April 30, 2007, with the Adviser, pursuant to which the Adviser has agreed to provide certain investment management services to the Fund; and

WHEREAS, the Sub-Adviser is principally engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Adviser desires to appoint Sub-Adviser as investment sub-adviser to provide the investment advisory services to the Fund specified herein, and Sub-Adviser is willing to serve the Fund in such capacity.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

(a)  Subject to the direction and control of the Board of Trustees (the “Trustees”) of the Trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the Fund which shall at all times meet the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986 (the “Code”).  The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities.  The Sub-Adviser will be an independent contractor and will not have authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent of the Trust or Adviser except as expressly authorized in this Agreement or another writing by the Trust, Adviser and the Sub-Adviser.

(b)  The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services).  The Sub-Adviser shall be responsible for commercially reasonable expenses relating to the printing and mailing of required supplements to the Fund’s registration statement, provided that such supplements relate solely to a change in control of the Sub-Adviser or any change in the portfolio manager or managers assigned by the Sub-Adviser to manage the Fund.

(c)  The Sub-Adviser shall vote proxies relating to the Fund’s investment securities in the manner in which the Sub-Adviser believes to be in the best interests of the Fund, and shall review its proxy voting activities on a periodic basis with the Trustees.  The Trust or Adviser may withdraw the authority granted to the Sub-Adviser pursuant to this Section at any time upon written notice.

(d)  The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein (except to the extent such transactions are effected in accordance with such policies or procedures as may be established by the Board of Trustees.)  In the selection of brokers, dealers or futures commission merchants and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Sub-Adviser shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below.  The Adviser reserves the right to direct the Sub-Adviser upon written notice not to execute transactions through any particular broker(s) or dealer(s), and the Sub-Adviser agrees to comply with such request within ten business days of receiving written notice.  In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker, dealer, or futures commission merchant involved; and the quality of service rendered by the broker, dealer or futures commission merchant in other transactions.  Subject to such policies as the Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker, dealer or futures commission merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, dealer or futures commission merchant, viewed in terms of either that particular transaction or the Sub-Adviser’s over-all responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.  The Sub-Adviser shall maintain records adequate to demonstrate compliance with this section.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in compliance with Section 17(d) of the Investment Company Act of 1940 and the rules established thereunder, Section 206 of the Investment Advisers Act of 1940 and any rules established thereunder, and pursuant to policies adopted by the Sub-Adviser and approved by the Board of Trustees of the Fund.

(e)  The Sub-Adviser will provide advice and assistance to the Investment Adviser as to the determination of the fair value of certain investments where market quotations are not readily available for purposes of calculating net asset value of the Fund in accordance with valuation procedures and methods established by the Trustees.

(f)  The Sub-Adviser shall furnish the Adviser and the Board of Trustees with such information and reports regarding the Fund’s investments as the Adviser deems appropriate or as the Board of Trustees shall reasonably request.  The Sub-Adviser shall make its officers and employees available from time to time, including attendance at Board of Trustees Meetings, at such reasonable times as the parties may agree to review investment policies of the Fund and to consult with the Adviser or the Board of Trustees regarding the investment affairs of the Fund.

(g)  The Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning the assets of the Fund, except as permitted by the policies and procedures of the Fund.

(h) In the performance of its duties, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following:  (i) provisions of the organizational documents of the Trust that are applicable to the Fund; (ii) the investment objectives, policies and restrictions of the Fund as stated in the Fund’s currently effective Prospectus and Statement of Additional Information (“SAI”) as amended from time to time; (iii) the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940 (the “Advisers Act”); (iv) any written instructions and directions of the Trustees, the Adviser or Fund management; and (v) its general fiduciary responsibility to the Fund.

(i)  The Sub-Adviser shall assist the Fund in the preparation of its registration statement, prospectus, shareholder reports, marketing materials and other regulatory filings, or any amendment or supplement thereto (collectively, “Regulatory Filings”) and shall provide the Fund with disclosure for use in the Fund’s Regulatory Filings, including, without limitation, any requested disclosure related to the Sub-Adviser’s investment management personnel, portfolio manager compensation, Codes of Ethics, firm description, investment management strategies and techniques, and proxy voting policies.

(j)  The Sub-Adviser shall furnish the Adviser, the Board of Trustees and/or the Chief Compliance Officer of the Trust and/or the Adviser with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Sub-Adviser regarding the Sub-Adviser’s compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act.  Such information, certifications and reports shall include, without limitation, those regarding the Sub-Adviser’s compliance with the Sarbanes-Oxley Act of 2002, Title V of the Gramm-Leach-Bliley Act, the Code of Ethics of the Sub-Adviser and the Trust and certifications as to the validity of certain information included in the Fund’s Regulatory Filings.  The Sub-Adviser shall make its officers and employees (including its Chief Compliance Officer) available to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser from time to time to examine and review the Sub-Adviser’s compliance program and its adherence thereto.

2.           OTHER AGREEMENTS.

 The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

3.           COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER.

(a)  As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month based on the average daily net assets of the Fund during the month.  Solely for the purpose of determining the promptness of payments, payments shall be considered made upon mailing or wiring pursuant to wiring instructions provided by the Sub-Adviser.  Such fee shall be calculated in accordance with the fee schedule applicable to the Fund as set forth in Schedule A attached hereto.

(b)  The fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser.  Such fee to the Sub-Adviser shall be payable for each month within 10 business days after the end of such month.  If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.           AUTOMATIC TERMINATION.

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the investment advisory contract between the Adviser and the Fund shall have terminated for any reason.

5.           EFFECTIVE PERIOD; TERMINATION AND AMENDMENT OF THIS AGREEMENT.

(a)  This Agreement shall become effective as of the date first written above, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as set forth below.   This Agreement shall automatically terminate in the event of its assignment or in the event of termination of the Investment Management Agreement.

(b)  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund as required by the 1940 Act; provided, however, that this Agreement may be terminated at any time without the payment of any penalty:

(i)  by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund;

(ii)  by the Adviser on 60 days’ written notice to the Sub-Adviser; or

(iii)  by the Sub-Adviser on 60 days’ written notice to the Adviser.

(c)   Except to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Securities and Exchange Commission (“SEC”), this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act of 1940 as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees.

6.           CERTAIN INFORMATION.

The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, (b) the Sub-Adviser has a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code (c) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund,  and (d) the principal officers of the Sub-Adviser or any portfolio manager of the Fund shall have changed.

7.           NONLIABILITY OF SUB-ADVISER.

(a)  Except as may otherwise be provided by the Investment Company Act of 1940 or the Investment Advisers Act of 1940, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

(b)  Failure by the Sub-Adviser to assure that the investment program for the Fund meets the diversification requirements of Section 817(h) of the Code, as required by Section 1 of this Agreement, shall constitute gross negligence per se under sub-paragraph 7(a) above.

8.            INDEMNIFICATION.

(a)  Notwithstanding Section 7, the Sub-Adviser agrees to indemnify the Adviser and the Funds for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including reasonable legal and other expenses) to which the Adviser or the Funds may become subject as a result of:

(i)
any failure by the Sub-Adviser, whether unintentional or in good faith or otherwise, to adequately diversify the investment program of the Fund pursuant to the requirements of Section 817(h) of the Code, and the regulations issued thereunder; or

(ii)
any untrue statement of a material fact contained in disclosure provided by the Sub-Adviser for inclusion in the Fund’s Regulatory Filings or any omission of a material fact required to be stated necessary to make such disclosure not misleading;

provided that the Sub-Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

(b)  The Adviser agrees to indemnify the Sub-Adviser for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including reasonable legal and other expenses) to which the Sub-Adviser may become subject as a result of any untrue statement of a material fact (or any omission of a material fact required to be stated necessary to make such disclosure not misleading) pertaining to the Fund contained in the Fund’s Regulatory Filings, which statement was not either provided by Sub-Adviser or submitted by Adviser to Sub-Adviser for review.

9.           RECORDS; RIGHT TO AUDIT.

(a)  The Sub-Adviser agrees to maintain in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments made by the Sub-Adviser that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 under the 1940 Act.  The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund, and the Sub-Adviser will surrender promptly to the Fund any such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records.   In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement and shall transfer all such records to any entity designated by the Adviser upon the termination of this Agreement.

(b)  The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Fund’s auditors, any representative of the Fund, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Fund.

10.           CONFIDENTIAL INFORMATION

(a)  The Sub-Adviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund, or if disclosure is expressly required by applicable federal or state regulatory authorities or by this Agreement.

(b)  Notwithstanding the foregoing, the Sub-Adviser shall not disclose to any third party the “non-public portfolio holdings” of the Fund, unless (1) there is a legitimate business purpose for such disclosure, and (2) such third party agrees in writing with Sub-Adviser to keep such information confidential and to not engage in trading based upon such information.  “Non-public portfolio holdings” means holdings which have not first been made public by making a filing with the Securities and Exchange Commission which is required to include such portfolio holdings information.

11.           MARKETING MATERIALS.

(a)  The Fund shall furnish to the Sub-Adviser, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Sub-Adviser or any of its affiliates is named.  No such material shall be used except with prior written permission of the Sub-Adviser or its delegate.  The Sub-Adviser agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Sub-Adviser to respond within ten (10) calendar days to the Fund shall relieve the Fund of the obligation to obtain the prior written permission of the Sub-Adviser.

(b)  The Sub-Adviser shall furnish to the Fund, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Fund, the Adviser or any of the Adviser’s affiliates is named.  No such material shall be used except with prior written permission of the Fund or its delegate.  The Fund agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Fund to respond within ten (10) calendar days to the Sub-Adviser shall relieve the Sub-Adviser of the obligation to obtain the prior written permission of the Fund.

12.           GOVERNING LAW.

This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to conflict of law principles, and the applicable provisions of the Investment Company Act of 1940 or other federal laws and regulations which may be applicable.  To the extent that the applicable law of the State of Delaware or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act of 1940 or other federal laws and regulations which may be applicable, the latter shall control.

13.           SEVERABILITY/INTERPRETATION.

If any provision of this Agreement is held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

14.           NOTICES.

Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be given in writing, delivered, or mailed to the other party, or transmitted by facsimile to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a)	If to the Sub-Adviser:

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
Attn:  John H. Cammack
Facsimile (410) 345-6575

(b)	If to the Adviser:

 Lincoln Investment Advisors Corporation
One Granite Place
Concord, NH 03301
Attn: Colleen Tonn
Facsimile (260) 455-6918

15.           CERTAIN DEFINITIONS.

For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” and “assignment” shall have the meaning defined in the 1940 Act, and subject to such orders or no-action letters as may be granted by the SEC and/or its staff.

           IN WITNESS WHEREOF, the parties have caused this instrument to be signed by their duly authorized representatives, all as of the day and year first above written.

LINCOLN INVESTMENT ADVISORS CORPORATION
/s/ William P. Flory, Jr.
Name:                      William P. Flory, Jr.Title:  Second Vice President

T. ROWE PRICE ASSOCIATES, INC.

 /s/ Darrell N. Braman.______
Name:  Darrell N. Braman
Title:  Vice President

Accepted and agreed to
as of the day and year
first above written:

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST,
on behalf of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund

/s/ Kelly D. Clevenger______
Name:                      Kelly D. Clevenger
Title:  President

                               145938/7

NSAR Series 2, 6, 8, 9, 10, & 11

SUB-ADVISORY AGREEMENT

This Sub-Advisory Agreement (“Agreement”) executed as of April 30, 2007, is between LINCOLN INVESTMENT ADVISORS CORPORATION, a New Hampshire  corporation (the “Adviser”), and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust, a Delaware statutory trust (the “Sub-Adviser”).

WHEREAS, Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of the each of its series (the “Funds”) which are listed in Schedule A to this Agreement, has entered into an Investment Management Agreement, dated April 30, 2007, with the Adviser, pursuant to which the Adviser has agreed to provide certain investment management services to the Funds; and

WHEREAS, the Adviser desires to appoint Sub-Adviser as investment sub-adviser to provide the investment advisory services to the Fund specified herein, and Sub-Adviser is willing to serve the Fund in such capacity.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

(a)  Subject to the direction and control of the Board of Trustees (the “Trustees”) of the Trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the Fund.  In the performance of its duties and obligations under this Agreement, the Sub-Adviser will comply with the diversification requirements of Section 817 of the Internal Revenue Code of 1986, as amended (the “Code”).  The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities.

(b)  The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services).

(c)  The Sub-Adviser shall vote proxies relating to the Fund’s investment securities in the manner in which the Sub-Adviser believes to be in the best interests of the Fund, and shall review its proxy voting activities on a periodic basis with the Trustees.  Upon sixty (60) days’ written notice to the Sub-Adviser, the Trustees may withdraw the authority granted to the Sub-Adviser pursuant to this Section.

(d)  In the selection of brokers, dealers or futures commission merchants and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Sub-Adviser shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below.  In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker, dealer, or futures commission merchant involved; and the quality of service rendered by the broker, dealer or futures commission merchant in other transactions.  Subject to such policies as the Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker, dealer or futures commission merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, dealer or futures commission merchant, viewed in terms of either that particular transaction or the Sub-Adviser’s over-all responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.

(e)  The Sub-Adviser will provide advice and assistance to the Investment Adviser as to the determination of the fair value of certain investments where market quotations are not readily available for purposes of calculating net asset value of the Fund in accordance with valuation procedures and methods established by the Trustees.

(f)  The Sub-Adviser shall furnish the Adviser and the Board of Trustees with such information and reports regarding the Fund’s investments as the Adviser deems appropriate or as the Board of Trustees shall reasonably request.  The Sub-Adviser shall make its officers and employees available to the Adviser from time to time at such reasonable times as the parties may agree to review investment policies of the Fund and to consult with the Adviser regarding the investment affairs of the Fund.

(g)  The Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning the assets of the Fund, except as permitted by the policies and procedures of the Fund.

(h) In the performance of its duties, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following:  (i) provisions of the organizational documents of the Trust that are applicable to the Fund; (ii) the stated investment objectives, policies and restrictions of the Fund; (iii) the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940 (the “Advisers Act”); (iv) any written instructions and directions of the Trustees, the Adviser or Fund management; and (v) its general fiduciary responsibility to the Fund.

(i)  The Sub-Adviser shall assist the Fund in the preparation of its registration statement, prospectus, shareholder reports, marketing materials and other regulatory filings, or any amendment or supplement thereto (collectively, “Regulatory Filings”) and shall provide the Fund with disclosure for use in the Fund’s Regulatory Filings, including, without limitation, any requested disclosure related to the Sub-Adviser’s investment management personnel, portfolio manager compensation, Codes of Ethics, firm description, investment management strategies and techniques, and proxy voting policies.

(j)  The Sub-Adviser shall furnish the Adviser, the Board of Trustees and/or the Chief Compliance Officer of the Trust and/or the Adviser with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Sub-Adviser regarding the Sub-Adviser’s compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act.  Such information, certifications and reports shall include, without limitation, those regarding the Sub-Adviser’s compliance with the Sarbanes-Oxley Act of 2002, Title V of the Gramm-Leach-Bliley Act, the Code of Ethics of the Sub-Adviser and the Trust and certifications as to the validity of certain information included in the Fund’s Regulatory Filings.  The Sub-Adviser shall make its officers and employees (including its Chief Compliance Officer) available to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser from time to time to examine and review the Sub-Adviser’s compliance program and its adherence thereto.

(k)  Except as expressly provided under this Agreement, neither the Sub-Adviser nor any of its officers or employees shall act upon or disclose to any person any material non-public information with respect to the Fund, the Trust or the Adviser, including, without limitation, the portfolio holdings of the Fund.

(l)  The Sub-Adviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing under Section 817(h) of the Code based upon its own records with respect to the Fund assets managed by the Sub-Adviser.  However, the Adviser agrees that the official testing for the Fund’s compliance with the Internal Revenue Code of 1986 shall be performed by the Adviser or by the Fund’s custodian.  The Sub-Adviser shall provide timely notice each calendar quarter if, in accordance with its records, such diversification with respect to the Fund assets managed by the Sub-Adviser was not satisfied.  The Adviser agrees that in the event that the Fund was not in compliance with Section 817(h) or Section 851 of the Code that it will instruct the Sub-Adviser on the corrections that it should take within 30 days of the end of the calendar quarter.  If the Fund fails the diversification requirements of Section 817(h) of the Code, the Sub-Adviser shall assist the Adviser in the preparation of any request for relief or argument to the Commissioner of the Internal Revenue Service pursuant to Treas. Reg. Section 1-817-5(c)(2) and Revenue Procedures 92-95 (or its successor).

2.           OTHER AGREEMENTS.

 The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

3.           COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER.

(a)  As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month based on the average daily net assets of the Fund during the month.  Such fee shall be calculated in accordance with the fee schedule applicable to the Fund as set forth in Schedule A attached hereto.

(b)  The fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser.  Such fee to the Sub-Adviser shall be payable for each month within 10 business days after the end of such month.  If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.           AUTOMATIC TERMINATION.

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the investment advisory contract between the Adviser and the Fund shall have terminated for any reason.

5.           EFFECTIVE PERIOD; TERMINATION AND AMENDMENT OF THIS AGREEMENT.

(a)  This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as set forth below.   Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

(b)  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated at any time:

(i)  by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund;

(ii)  by the Adviser on 60 days’ written notice to the Sub-Adviser; or

(iii)  by the Sub-Adviser on 60 days’ written notice to the Adviser.

(c)   No amendment to this Agreement shall be effective unless (i) there is written  consent of the parties to this Agreement and (ii) the amendment is approved in a manner consistent with the 1940 Act as interpreted or permitted by the U.S. Securities and Exchange Commission (“SEC”) and/or its staff.

6.           CERTAIN INFORMATION.

The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, (b) the Sub-Adviser has a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code (c) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund,  and (d) the principal officers of the Sub-Adviser or any portfolio manager of the Fund shall have changed.

7.           NONLIABILITY OF SUB-ADVISER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

8.            INDEMNIFICATION.

The Sub-Adviser agrees to indemnify the Adviser and the Funds for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including reasonable legal and other expenses) to which the Adviser or the Funds may become subject as a result of any untrue statement of a material fact contained in disclosure provided by the Sub-Adviser for inclusion in the Fund’s Regulatory Filings or any omission of a material fact required to be stated necessary to make such disclosure not misleading;

provided that the Sub-Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

9.           RECORDS; RIGHT TO AUDIT.

(a)  The Sub-Adviser agrees to maintain in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments made by the Sub-Adviser that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 under the 1940 Act.  The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund, and the Sub-Adviser will surrender promptly to the Fund any such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records.  In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement and shall transfer all such records to any entity designated by the Adviser upon the termination of this Agreement.

(b)  The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Fund’s auditors, any representative of the Fund, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Fund.

10.           MARKETING MATERIALS.

(a)  The Fund shall furnish to the Sub-Adviser, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Sub-Adviser or any of its affiliates is named.  No such material shall be used except with prior written permission of the Sub-Adviser or its delegate.  The Sub-Adviser agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Sub-Adviser to respond within ten (10) calendar days to the Fund shall relieve the Fund of the obligation to obtain the prior written permission of the Sub-Adviser.

(b)  The Sub-Adviser shall furnish to the Fund, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Fund, the Adviser or any of the Adviser’s affiliates is named.  No such material shall be used except with prior written permission of the Fund or its delegate.  The Fund agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Fund to respond within ten (10) calendar days to the Sub-Adviser shall relieve the Sub-Adviser of the obligation to obtain the prior written permission of the Fund.

11.           GOVERNING LAW.

This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

12.           SEVERABILITY/INTERPRETATION.

If any provision of this Agreement is held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

13.           CERTAIN DEFINITIONS.

For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” and “assignment” shall have the meaning defined in the 1940 Act, and subject to such orders or no-action letters as may be granted by the SEC and/or its staff.

           IN WITNESS WHEREOF, the parties have caused this instrument to be signed by their duly authorized representatives, all as of the day and year first above written.

LINCOLN INVESTMENT ADVISORS CORPORATION
/s/  Kevin J. Adamson
Name:                      Kevin J. Adamson
Title:   Second Vice President

DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust

/s/  See Yeng Quek
Name:  See Yeng Quek
Title:  Executive Vice President

Accepted and agreed to
as of the day and year
first above written:

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST,
on behalf of its series listed on Schedule A

/s/  Kelly D. Clevenger
Name:                      Kelly D. Clevenger
Title:                      President

                               145938/7

SCHEDULE A

Fee Schedule

The Adviser shall pay to the Sub-Adviser compensation at an annual rate as follows:

Fund	Annual Rate As a Percent of Average Daily Net Assets___
Bond Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.18%
Growth and Income Fund . . . . . . . . . . . . . . . . . .	0.20%
Managed Fund . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.19%
Money Market Fund . . . . . . . . . . . . . . . . . . . . . .	0.18%
Social Awareness Fund . . . . . . . . . . . . . . . . . . . .	0.20%
Special Opportunities Fund . . . . . . . . . . . . . . . . .	0.20%

                               145938/7

NSAR Series 3

SUB-INVESTMENT MANAGEMENT AGREEMENT

This Sub-Investment Management Agreement (this "Agreement") is entered into as of
April 30, 2007, by and between Lincoln Investment Advisors Corporation, a New Hampshire corporation ("Investment Manager") and Janus Capital Management LLC, a Delaware Limited Liability Company ("Sub-Investment Manager").

WHEREAS, the Investment Management Agreement provides that Investment Manager may engage a sub-investment manager to furnish investment information and advice to assist Investment Manager in carrying out its responsibilities under the Investment Management Agreement;

WHEREAS, Investment Manager and the Fund desire to retain Sub-Investment Manager to render investment advisory services to Investment Manager in the manner and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, Investment Manager and Sub-Investment Manager agree as follows:

1.   Sub-Investment Management Services.

(a)         The LVIP Janus Capital Appreciation Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”).  Sub-Investment Manager shall, subject always to the control of the Trust’s Board of Trustees and to the supervision of Investment Manager, manage the investment and reinvestment of the assets of the Fund.  Sub-Investment Manager is authorized, in its discretion and without prior consultation with Investment Manager, to buy, sell, lend, and otherwise trade in any stocks, bonds, and other securities and investment instruments on behalf of the Fund.  Subject to the investment objectives, policies, and restrictions concerning the Fund set forth in the Fund’s registration statement under the Investment Company Act of 1940, the Fund may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as Sub-Investment Manager shall determine.  Sub-Investment Manager is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended, applicable to the Fund.

(b)         Sub-Investment Manager shall furnish Investment Manager monthly, quarterly, and annual reports concerning transactions and performance of the Fund in such form as may be mutually agreed upon, and agrees to review the Fund and discuss the management of it.  The Fund shall own and control of all the pertinent records pertaining to transactions under this Agreement.  Sub-Investment Manager shall permit the financial statements, books and records with respect to the Fund to be inspected and audited by Investment Manager (and/or the independent accountants for Investment Manager or the Fund) at all reasonable times during normal business hours.  Sub-Investment Manager shall also provide Investment Manager with such other information and reports as may reasonably be requested by Investment Manager from time to time.
(c)         Sub-Investment Manager shall provide to Investment Manager a copy of Sub-Investment Manager's Form ADV as filed with the Securities and Exchange Commission and a list of persons who Sub-Investment Manager wishes to have authorized to give written and/or oral instructions to the Custodian of the Fund's assets.

(d)         Sub-Investment Manager agrees that it will not consult with any other sub-adviser engaged by Investment Manager with respect to transactions in securities or other assets concerning the Fund or another sub-advised fund, except to the extent permitted by certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

2.                Obligations of Investment Manager and the Fund.

(a)         Investment Manager shall provide timely information to Sub-Investment Manager regarding such matters as the cash requirements and cash available for investment in the Fund, and all other information as may be reasonably necessary for Sub-Investment Manager to perform its responsibilities hereunder.

(b)          Investment Manager has herewith furnished Sub-Investment Manager a copy of the Fund's registration statement currently in effect and agrees during the continuance of this Agreement to furnish Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Investment Manager agrees to furnish Sub-Investment Manager with minutes of meetings of the Board of Trustees of the Trust to the extent they may affect the duties of Investment Manager, a certified copy of any financial statements or reports prepared for the Fund by certified or independent public accountants, and with copies of any financial statements or material reports made by the Fund to its shareholders or to any governmental body or securities exchange, and any further materials or information which Sub- Investment Manager may reasonably request to enable it to perform its functions under this Agreement.

3.   Custodian.  Investment Manager shall provide Sub-Investment Manager with a copy of the Fund's agreement with the Custodian (the "Custodian") designated to hold the assets in the Fund and any modification thereto (the "Custody Agreement") in advance.  The Fund assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement.  Sub-Investment Manager shall have no liability for the acts or omissions of the Custodian which do not arise out of the acts or omissions of Sub-Investment Manager.  Any assets added to the Fund shall be delivered directly to the Custodian.

4.                Proprietary Rights.  Investment Manager agrees and acknowledges that Sub-Investment Manager is the sole owner of the name and mark "Janus" and that all use of any designation comprised in whole or part of Janus (a "Janus Mark") under this Agreement shall inure to the benefit of Sub-Investment Manager.  Consequently, the use by Investment Manager on its own behalf or on behalf of the Fund of any Janus Mark in any advertisement or sales literature or other materials promoting the Fund shall be with the prior written consent of Sub-Investment Manager.  Investment Manager shall not, and Investment Manager shall use its best efforts to cause the Fund not to, without the prior written consent of Sub-Investment Manager, make representations regarding Sub-Investment Manager in any disclosure document, advertisement or sales literature or other materials promoting the Fund.  Upon termination of this Agreement for any reason, Investment Manager shall cease, and Investment Manager shall use its best efforts to cause the Fund to cease, all use of any Janus Mark(s) as soon as reasonably practicable.

5.                Expenses.  Except for expenses that Sub-Investment Manager has specifically assumed or agreed to pay, it shall not be responsible for the expenses of the Fund or of Investment Manager. Expenses for which Sub-Investment Manager shall not be responsible include, without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Fund; and (c) custodian fees and expenses.  Any reimbursement of advisory fees required by any expense limitation provision shall be the sole responsibility of Investment Manager.  Investment Manager and Sub-Investment Manager shall not be considered as partners or participants in a joint venture.  Sub-Investment Manager will pay its own expenses for the services to be provided pursuant to this Agreement to the extent not assumed by Investment Manager above, and will not be obligated to pay any expenses of Investment Manager or the Fund.

6.                Purchase and Sale of Assets.  Absent instructions from Investment Manager to the contrary, Sub-Investment Manager shall place all orders for the purchase and sale of securities for the Fund with brokers or dealers selected by Sub-Investment Manager which may include brokers or dealers affiliated with Sub-Investment Manager.  Purchase or sell orders for the Fund may be aggregated with contemporaneous purchase or sell orders of other clients of Sub-Investment Manager.  Sub-Investment Manager shall use its best efforts to obtain execution of Fund transactions at prices which are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received.  However, Sub-Investment Manager may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Fund and/or other accounts serviced by Sub-Investment Manager.  Sub-Investment Manager may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if Sub-Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer.  This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which Sub-Investment Manager and its affiliates have with respect to the Fund and to accounts over which they exercise investment discretion, and not all such services or products may be used by Sub-Investment Manager in managing the Fund.
7.                Compensation of Sub-Investment Manager.  Investment Manager shall pay to Sub-Investment Manager a monthly fee in accordance with the fee schedule attached to this Agreement.  Monthly fees shall be calculated by Investment Manager based upon the average daily net assets of the Fund (including cash or cash equivalents) for the preceding month for investment advisory services rendered during the preceding month, and shall be payable to Sub-Investment Manager by the fifteenth day of the succeeding month.  The fee for the first month during which Sub-Investment Manager shall render investment advisory services under this Agreement shall be based upon the number of days the account was open in that month.  If this Agreement is terminated, the fee shall be based upon the number of days the account was open during the month in which the Agreement is terminated.

8.                Non-Exclusivity.  Investment Manager and the Fund agree that the services of Sub-Investment Manager are not to be deemed exclusive and that Sub-Investment Manager and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts.  This Agreement shall not in any way limit or restrict Sub-Investment Manager or any of its directors, officers, employees, or agents from buying, selling, or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by Sub-Investment Manager of its duties and obligations under this Agreement.  Investment Manager and the Fund recognize and agree that Sub-Investment Manager may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Fund.  Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or Investment Manager in any way or otherwise be deemed an agent of the Fund or Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

9.                Liability.

(a)         Except as may otherwise be provided by the Investment Company Act of 1940 or federal securities laws, neither Sub-Investment Manager nor any of its officers, directors, or employees shall be subject to any liability to Investment Manager, the Fund, or any shareholder of the Fund for any error of judgment or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement. Investment Manager and the Fund shall hold harmless and indemnify Sub-Investment Manager for any loss, liability, cost, damage, or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Fund, in their capacity as shareholder, that is not based upon or does not arise from the investment advice and/or other services provided by Sub-Investment Manager pursuant to this Agreement. Investment Manager acknowledges and agrees that Sub-Investment Manager makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of Sub-Investment Manager, whether public or private.

(b)         Notwithstanding anything to the contrary in sub-Paragraph (a) just above, Sub-Investment Manager agrees to indemnify the Fund, Investment Manager, the Separate Account and the Lincoln National Life Insurance Company (the "Lincoln Entities") for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Investment Manager) or litigation (including legal and other expenses) to which the Lincoln Entities, or any of them, may become subject under any statute, at common law or otherwise, insofar as those losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements arise as a result of any failure by the Sub-Investment Manager, whether unintentional or in good faith or otherwise, to adequately diversify the investment program of the Fund, pursuant to the requirements of Section 817(h) of the Code, and the regulations issued thereunder (including, but not by way of limitation, Reg. Sec. 1.817-5, March 2, 1989, 54 F.R. 8730), relating to the diversification requirements for variable annuity, endowment, and life insurance contracts.

10.                Effect of Assignment, Termination of Investment Management Agreement, and Amendment.  This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the Investment Management Agreement shall have terminated for any reason; and this Agreement shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of Investment Manager or of Sub-Investment Manager, and with the approval of Sub-Investment Manager.

11.                Effective Period; Termination.  This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 10) until terminated as follows:

(a)         The Fund may at any time terminate this Agreement by giving not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to Investment Manager and Sub-Investment Manager; or

(b)         If (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund and (ii) a majority of the Trustees who are not interested persons of the Trust or of Investment Manager or of Sub-Investment Manager by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, Sub-Investment Manager may continue to serve hereunder in a manner consistent with the Investment Company Act of 1940 and the Rules and Regulations thereunder; or

(c)         Investment Manager may at any time terminate this Agreement by giving not less than 60 days' written notice delivered or mailed by certified mail, postage prepaid, to Sub-Investment Manager, and Sub-Investment Manager may at any time terminate this Agreement by giving not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to Investment Manager.

Action by the Fund under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

Termination of this Agreement pursuant to this Section 11 shall be without the payment of any penalty.

12.                Certain Definitions.  For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Agreement, the terms "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940 and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the
Investment Company Act of 1940 and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

13.                Certain Information.  Sub-Investment Manager shall promptly notify Investment Manager in writing of the occurrence of any of the following events:

(a)         Sub-Investment Manager shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund;

(b)         Any of Sub-Investment Manager's portfolio managers for the Fund shall have changed.

14.                General.

(a)         Sub-Investment Manager may perform its services through any employee, officer, or agent of Sub-Investment Manager, and Investment Manager shall not be entitled to the advice, recommendation, or judgment of any specific person.

 (b)         If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

(c)         This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado exclusive of conflicts of laws.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized representatives, all as of the day and year first above written.

LINCOLN INVESTMENT ADVISORS CORPORATION

/s/  Kevin Adamson
Name: Kevin Adamson
Title: Second Vice President

JANUS CAPITAL MANAGEMENT LLC

/s/  Christopher P. Wong
Name: Christopher P. Wong
Title: Vice President

Accepted and Agreed to by:

LVIP JANUS CAPITAL APPRECIATION FUND,
a series of Lincoln Variable Insurance
Products Trust

/s/  Kelly D. Clevenger
Name: Kelly D. Clevenger
Title: President

                               145938/7

ATTACHMENT

to the
SUB-INVESTMENT MANAGEMENT AGREEMENT
between
LINCOLN INVESTMENT ADVISORS CORPORATION
and
JANUS CAPITAL MANAGEMENT LLC

Investment Manager shall pay to Sub-Investment Manager a monthly fee, calculated pursuant to Section 7 of the Agreement, as follows:

0.40% on the first $250,000,000 of average daily net assets of the Fund; 0.35% on the next $500,000,000; 0.30% on the next $750,000,000; and 0.25% on any excess over $1,500,000,000.

                               145938/7

NSAR Series 4

SUB-ADVISORY AGREEMENT

Sub-Advisory Agreement (“Agreement”) dated as of April 30, 2007, is by and between Lincoln Investment Advisors Corporation, a New Hampshire corporation (the “Adviser”) and Pyramis Global Advisors, LLC, a Delaware limited liability company (the “Sub-Adviser”).

Witnesseth:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.	SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

a.
The LVIP FI Equity-Income Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”), a Delaware statutory trust.  The Fund is an eligible investment fund for Lincoln National Variable Annuity Account C (the “Separate Account”). Subject always to the control of the Trustees of the Trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the Fund which shall at all times meet the diversification requirements of Section 817 (h) of the Internal Revenue Code of 1986, as amended (the “Code”). The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities in accordance with the provisions of the organizational documents and By-laws of the Trust and the stated investment objective, policies and restrictions of the Fund as set forth in the Fund’s prospectus. Adviser will provide the Sub-Adviser with copies of the organizational documents of the Trust and the Fund’s prospectus, and any amendments to those items as may occur from time to time.  Sub-Adviser will use its best efforts to safeguard and promote the welfare of the Fund, and to comply with other policies which the Trustees or the Adviser may from time to time determine and communicate in writing to the Sub-Adviser.  The Sub-Adviser shall make its officers and employees available to the Adviser from time to time, at such reasonable times as the parties may agree, to review investment policies of the Fund and to consult with the Adviser regarding the investment affairs of the Fund.

Sub-Adviser understands and agrees that in addition to the Separate Account, the Fund may also be used as an eligible investment fund for other variable annuity and/or variable life insurance separate accounts.

b.
The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding determination of net asset value per share and shareholder accounting services).

As a particular service to be rendered by Sub-Adviser, but not by way of limitation, Sub-Adviser shall vote proxies relating to the Fund’s portfolio securities.

c.
In the selection of brokers and dealers and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Sub-Adviser shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below.  In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration: price, the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of service rendered by the broker or dealer in other transactions.  Subject to such policies as the Trustees of the Trust may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s over-all responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.

d.	The Sub-Adviser shall not be obligated to pay any expenses of or for the Fund not expressly assumed by the Sub-Adviser pursuant to Section 1 other than as provided in Section 3.

2.	OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders of the Fund or Trustees, officers and employees of the Trust may be a shareholder, director, trustee, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control with the Sub-Adviser; and that the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser may have an interest in the Fund or the Variable Annuity, or any other investment vehicle for which the Fund is an eligible investment fund.

3.	COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered and for the expenses born by the Sub-Adviser pursuant to Section 1, a fee, computed and paid at the annual rate of:

0.45% on the first $250,000,000
0.40% on the next $500,000,000
0.35% on the excess over $750,000,000

Such fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser.  Such fee shall be payable for each month within ten (10) business days after the end of such month.

If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.	ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the investment advisory contract between the Adviser and the Fund shall have terminated for any reason; and this Agreement shall not be amended unless such amendment be approved at a meeting by affirmative vote of a majority of the outstanding shares of the Fund and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Adviser or of the Sub-Adviser.

5.	EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT

This Agreement shall become effective as of September 1, 2006 and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

a.	The Fund may at any time terminate this Agreement by not less than sixty (60) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Adviser and the Sub-Adviser; or

b.
If (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund and (ii) a majority of the Trustees who are not interested persons of the Trust or of the Adviser or of the Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of the Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in a manner consistent with the Investment Company Act of 1940 and the Rules and Regulations thereunder; or

c.
The Adviser may at any time terminate this Agreement by not less than ninety (90) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser, and the Sub-Adviser may at any time terminate this Agreement by not less than ninety (90) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Adviser.

Action by the Fund under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by affirmative vote of a majority of the outstanding shares of the Fund.

Termination of this Agreement pursuant to Section 5 shall be without the payment of any penalty.

6.	CERTAIN INFORMATION

The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events:

a.
The Sub-Adviser shall fail to be registered as an investment adviser under the 1940 Act and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b.
The Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund;

c.	The ownership of more than 51% of the common stock of the Sub-Adviser, or any of the Sub-Adviser’s portfolio managers for the Fund shall have changed.

d.	The Chairman of the Board of Directors or the President of the Sub-Adviser, or any of the Sub-Adviser’s portfolio managers for the Fund shall have changed.

7.	CERTAIN DEFINITIONS

For the purpose of this Agreement, the “affirmative vote of a majority of the outstanding shares” means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more that 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

                               145938/7

For the purposes of this Agreement, the terms “affiliated person,” “control,” “interested person” and “assignment” shall have their respective meanings defined in the Investment Company Act of 1940 and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term “specifically approve at least annually” shall be construed in a manner consistent with the Investment Company Act of 1940 and the Rules and Regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

8.	NONLIABILITY OF SUB-ADVISER

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, the rendering of services hereunder.

Sub-Adviser, its directors, trustees, officers or employees shall not be liable to the Lincoln Entities defined in Section 9 for any loss suffered solely as a consequence of any action or inaction of any custodian of the Fund in failing to observe the instructions of the Sub-Adviser.

9.	EXCEPTIONS TO NON-LIABILITY

Notwithstanding Section 8 above, Sub-Adviser agrees to indemnify the Fund, the Adviser, the Separate Account and the Depositor of the Separate Account (the “Lincoln Entities”) for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) and litigation (including legal and other expenses) to which the Lincoln Entities, or any of them, may become subject under any statute, at common law or otherwise, insofar as those losses, claims damages, liabilities or expenses (or actions in respect thereof) or settlements arise as a result of any failure by the Sub-Adviser, whether unintentional or in good faith or otherwise:

a.
To adequately diversify the investment program of the Fund, pursuant to the requirements of the Section 817(h) of the Code, and the regulations issued thereunder (including, but not by way of limitation, Reg. Sec. 1.817-5), relating to the diversification requirements for variable annuity, endowment, and life insurance contracts.

b.
To supply the Lincoln Entities, or any of them, with the accurate information by which they, or any of them, may properly calculate the accumulation and/or annuity unit values, or provide other information to the public, to its clients or prospects, or to any regulatory body, all as may be mandated by law or required pursuant to the relevant Prospectuses and Registration Statements for the Fund and for the Separate Account and any other separate accounts it may serve.

10.	USE OF SUB-ADVISER’S NAME

Adviser will not use Sub-Adviser’s name (nor that of any affiliate) in its marketing or sales literature, without prior review and approval by Sub-Adviser, which approval will not be unreasonably withheld or delayed.

11.	RIGHT OF AUDIT

The Fund shall own and control all the pertinent records pertaining to transactions under this Agreement.  The Sub-Adviser shall permit employees or legal representatives of the Lincoln Entities (including independent auditors), or any of them, at the Lincoln Entities’ reasonable discretion, to audit the books and records (including, but not by way of limitation, electronic data files, and e-mail, whether on-line or in storage) of Sub-Adviser which relate to transactions which are the subject of this Agreement.  Any audit will be conducted during normal business hours of the Sub-Adviser and on the Sub-Adviser’s premises.  Sub-Adviser agrees to provide to the Lincoln Entities, without charge, reasonable access to its facilities and personnel during the conduct of any audit.  Sub-Adviser may charge a reasonable fee for photocopying and other out-of-pocket costs associated with an audit conducted under this Section.

12.	ALTERNATIVE RESOLUTION OF DISPUTES

Prior to commencing litigation over any dispute arising out of or relating to this agreement the parties shall attempt in good faith to resolve the dispute by the following means:

a.
Negotiation. Any party may give the other party(ies) written notice of any dispute not resolved in the normal course of business.  Within twenty (20) days after delivery of that notice, executives from those parties involved in the dispute and who have authority to settle the controversy shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to exchange relevant information and to attempt to resolve the dispute.  If the matter has not been resolved within 120 days of the disputing party’s notice, or if the parties fail to meet within the twenty (20) days, any of the disputing parties may initiate a minitrial of the controversy or claim as provided in Paragraph (b).  If a negotiator intends to be accompanied at a meeting by an attorney, the other negotiator(s) shall be given at least three (3) working days’ notice of that intention and may also be accompanied by an attorney.

b.
Minitrial. If the dispute has not been resolved by negotiation as provided herein, the disputing parties shall endeavor to settle  the dispute by minitrial under the then current Center For Public Resources (“CPR”) Model Minitrial Procedure, assisted by a neutral third party who will be selected by the disputing parties from the CPR Panels of Neutrals.  If the disputing parties encounter difficulty in agreeing on a neutral third party, they will seek the assistance of CPR in the selection process.

c.	Extension of Deadlines. Any or all of the deadlines set forth in this Section 12 may be extended by mutual agreement of the disputing parties.

d.
Confidentiality. All negotiations pursuant to this Section 12 are confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and applicable State Rules of Evidence.

e.	No Waiver. Nothing in this Section 12 shall be construed to constitute a waiver of any right provided by the Investment Advisers Act of 1940 to any party to this agreement.

13.	CHOICE OF LAW

This agreement shall be interpreted and construed in accordance with the law of the State of Indiana.

IN WITNESS WHEREOF, LINCOLN INVESTMENT ADVISORS CORPORATION and PYRAMIS GLOBAL ADVISORS, LLC have each caused this Instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

LINCOLN INVESTMENT ADVISORS CORPORATION

/s/  Kevin J. Adamson
Name:  Kevin J. Adamson
Title:  Second Vice President

PYRAMIS GLOBAL ADVISORS, LLC

/s/  William E. Dailey
Name:  William E. Dailey
Title: Senior Vice President and Chief Administrative Officer

Accepted and Agreed to By:
LVIP FI EQUITY-INCOME FUND,
a series of Lincoln Variable Insurance
Products Trust

/s/  Kelly D. Clevenger
Name:  Kelly D. Clevenger
Title: President

                               145938/7

NSAR Series 5

SUB-ADVISORY AGREEMENT

Sub-Advisory Agreement executed as of April 30, 2007, between LINCOLN INVESTMENT ADVISORS CORPORATION, a New Hampshire corporation (the “Adviser”), and UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC., a Delaware corporation (the “Sub-Adviser”).

WHEREAS, Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of the LVIP UBS Global Asset Allocation Fund (the “Fund”) has entered into an Investment Management Agreement, dated April 30, 2007, with Adviser, pursuant to which the Adviser has agreed to provide certain investment management services to the Fund; and

WHEREAS, the Adviser desires to appoint Sub-Adviser as investment sub-adviser to provide the investment advisory services to the Fund specified herein, and Sub-Adviser is willing to serve the Fund in such capacity.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

(a)  Subject to the direction and control of the Board of Trustees (the “Trustees”) of the Trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the Fund which shall at all times meet the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986 (the “Code”).  The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities.  In the performance of its duties, the Sub-Adviser will comply with the provisions of the organizational documents of the Fund and the stated investment objective, policies and restrictions of the Fund, and will use its best efforts to safeguard and promote the welfare of the Fund, and to comply with other policies which the Trustees or the Adviser, as the case may be, may determine.  The Sub-Adviser shall make its officers and employees available to the Adviser from time to time at such reasonable times as the parties may agree to review investment policies of the Fund and to consult with the Adviser regarding the investment affairs of the Fund.

(b)  The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services).

(c)  The Sub-Adviser shall vote proxies relating to the Fund’s investment securities in the manner in which the Sub-Adviser believes to be in the best interests of the Fund, and shall review its proxy voting activities on a periodic basis with the Trustees.  Upon sixty (60) days’ written notice to the Sub-Adviser, the Trustees may withdraw the authority granted to the Sub-Adviser pursuant to this Section.

(d)  In the selection of brokers, dealers or futures commission merchants and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Sub-Adviser shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services described below.  In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker, dealer, or futures commission merchant involved; and the quality of service rendered by the broker, dealer or futures commission merchant in other transactions.  Subject to such policies as the Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker, dealer or futures commission merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, dealer or futures commission merchant, viewed in terms of either that particular transaction or the Sub-Adviser’s over-all responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.

(e)  The Sub-Adviser will provide advice and assistance to the Investment Adviser as to the determination of the fair value of certain investments where market quotations are not readily available for purposes of calculating net asset value of the Fund in accordance with valuation procedures and methods established by the Trustees.

(f)  The Sub-Adviser shall furnish the Trustees with such information and reports regarding the Fund’s investments as the Adviser deems appropriate or as the Trustees may reasonably request.

(g)  The Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning the assets of the Fund, except as permitted by the policies and procedures of the Fund.

2.           OTHER AGREEMENTS.

 The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render

                               145938/7

similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

3.           COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER.

(a)  As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month based on the average daily net assets of the Fund during the month.  Such fee shall be calculated in accordance with the fee schedule applicable to the Fund as set forth in Schedule A hereto.

(b)  The fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser.  Such fee to the Sub-Adviser shall be payable for each month within 10 business days after the end of such month.  If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.           AUTOMATIC TERMINATION.

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the investment advisory contract between the Adviser and the Fund shall have terminated for any reason.

5.           EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

(a)  This Agreement shall become effective upon the date first written above, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as set forth below.  Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

(b)  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the Investment Company Act of 1940 (the “1940 Act”); provided, however, that this Agreement may be terminated:

(i)  by the Fund at any time by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund;

(ii)  by the Adviser at any time on not more than 60 days’ written notice to the Sub-Adviser; or

(iii)  by the Sub-Adviser at any time on 60 days’ written notice to the Adviser.

                               145938/7

6.           CERTAIN INFORMATION.

  The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the 1940 Act and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, (b) the Sub-Adviser has a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (c) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund,  and (d) the principal officers of the Sub-Adviser or any portfolio manager of the Fund shall have changed.

7.           NONLIABILITY OF SUB-ADVISER.

(a)  In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

(b)  Failure by the Sub-Adviser to assure that the investment program for the Fund meets the diversification requirements of Section 817(h) of the Code, as required by Section 1 of this Agreement, shall constitute gross negligence per se under sub-paragraph 7(a) above.

8.            INDEMNIFICATION.

The Sub-Adviser agrees to indemnify the Adviser and the Funds for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including legal and other expenses) to which the Adviser or the Funds may become subject as a result of any failure by the Sub-Adviser, whether unintentional or in good faith or otherwise, to adequately diversify the investment program of the Fund pursuant to the requirements of Section 817(h) of the Code, and the regulations issued thereunder, provided that the Sub-Adviser shall have been given prompt written notice concerning any matter for which indemnification is otherwise afforded hereunder.

9.           RECORDS; RIGHT TO AUDIT.

(a)  The Sub-Adviser agrees to maintain in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments made by the Sub-Adviser that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 under the Act.  The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are property of the Fund and the Sub-adviser will surrender promptly to

                               145938/7

the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records.  In addition, for the duration of this Agreement, the Sub-adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement and shall transfer all such records to any entity designated by the Adviser upon the termination of this Agreement.

(b)  The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Fund’s auditors, the Fund or any representative of the Fund, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Fund.

10.           MARKETING MATERIALS.

(a)  The Fund shall furnish to the Sub-Adviser, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Sub-Adviser or any of its affiliates is named.  No such material shall be used except with prior written permission of the Sub-Adviser or its delegate.  The Sub-Adviser agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Sub-Adviser to respond within ten (10) business days to the Fund shall relieve the Fund of the obligation to obtain the prior written permission of the Sub-Adviser.

(b)  The Sub-Adviser shall furnish to the Fund, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Fund, the Adviser or any of the Adviser’s affiliates is named.  No such material shall be used except with prior written permission of the Fund or its delegate.  The Fund agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Fund to respond within ten (10) business days to the Sub-Adviser shall relieve the Sub-Adviser of the obligation to obtain the prior written permission of the Fund.

11.           GOVERNING LAW.

This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

12.           SEVERABILITY/INTERPRETATION.

Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act reflected in

                               145938/7

any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

13.           CERTAIN DEFINITIONS.

 For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” and “assignment” shall have the meaning defined in the 1940 Act, and subject to such orders or no-action letters as may be granted by the Securities and Exchange Commission.

             IN WITNESS WHEREOF, the parties have caused this instrument to be signed in duplicate on their behalf by their duly authorized representatives, all as of the day and year first above written.

LINCOLN INVESTMENT ADVISORS CORPORATION

/s/  Kevin Adamson
Name: Kevin AdamsonTitle: Second Vice President

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

/s/  Mary Tritley
Name:  Mary Tritley
Title:  Managing Director

/s/  Michael J. Calhoun
Name:  Michael J. Calhoun
Title:  Assistant Secretary

Accepted and agreed to
as of the day and year
first above written:

LVIP UBS GLOBAL ASSET ALLOCATION FUND,
a series of Lincoln Variable Insurance Products Trust

/s/  Kelly D. Clevenger
Name: Kelly D. Clevenger
Title: President

                               145938/7

SCHEDULE A

Fee Schedule

The Adviser shall pay to the Sub-Adviser compensation at an annual rate as follows:

0.47% of the first $200 million of average daily net assets of the Fund;
0.42% of the next $200 million of average daily net assets of the Fund; and
0.40% of any excess of average daily net assets of the Fund over $400 million

        149605/9

NSAR Series 7

SUB-ADVISORY AGREEMENT

AGREEMENT made by and between LINCOLN INVESTMENT ADVISORS CORPORATION (the “Investment Manager”) and MONDRIAN INVESTMENT PARTNERS LIMITED (the “Sub-Adviser”).
WITNESSETH:

WHEREAS, Lincoln Variable Insurance Products Trust (the “Trust”) is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a statutory trust under the laws of the State of Delaware; and
WHEREAS, the LVIP Mondrian International Value Fund (the “Fund”) is a series of the Trust; and
WHEREAS, the Investment Manager and the Trust, on behalf of the Fund, have entered into an agreement (the “Investment Management Agreement”) whereby the Investment Manager will provide investment advisory services to the Trust with respect to the Fund; and
WHEREAS, the Investment Manager has the authority under the Investment Management Agreement to retain one or more sub-advisers to assist the Investment Manager in providing investment advisory services to the Trust with respect to the Fund; and
WHEREAS, the Investment Manager and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment advisory services; and
WHEREAS, the Board of Trustees (the “Board” or the “Trustees”) of the Trust and the Investment Manager desire that the Investment Manager retain the Sub-Adviser to render investment advisory and other services with respect to that portion of the Fund as the Investment Manager shall from time to time allocate to the Sub-Adviser (the “Managed Portion”) in the manner, for the period, and on the terms hereinafter set forth;
NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:
1.           (a)           The Sub-Adviser will supervise and direct the investments of the assets of the Managed Portion of the Fund in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), and such other limitations as the Fund may impose by notice in writing to the Sub-Adviser, subject always to the supervision and control of the Investment Manager and the Board.
(b)           As part of the services it will provide hereunder, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Fund or the Investment Manager to:
(i)           obtain and evaluate information relating to investment recommendations, asset allocation advice, industries, businesses, securities markets, research, economic analysis, and other investment services with respect to the securities that are included in the Managed Portion or that are under consideration for inclusion in the Managed Portion and invest the Managed Portion in accordance with the Investment Manager's and the Board's written direction as more fully set forth herein and as otherwise directed;
(ii)           regularly make decisions as to what securities to purchase and sell on behalf of the Fund with respect to the Managed Portion, effect the purchase and sale of such investments in furtherance of the Fund’s objectives and policies, and furnish the Board with such information and reports regarding the Sub-Adviser’s activities in the performance of its duties and obligations under this Agreement as the Investment Manager deems appropriate or as the Board may reasonably request, including such reports, information, and certifications as the officers of the Trust may reasonably require in order to comply with applicable international, federal and state laws and regulations;
(iii)           provide any and all material composite or other performance information, records and supporting documentation about accounts or funds the Sub-Adviser manages, if appropriate, that are relevant to the Managed Portion and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Managed Portion that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser’s prior performance in the Fund’s currently effective Prospectus, as the same may be hereafter modified, amended, and/or supplemented from time to time, and in any permissible reports and materials prepared by the Fund or its agent;
(iv)  provide information as reasonably requested by the Investment Manager or the Board to assist them or their agents in the determination of the fair value of certain portfolio securities held in the Managed Portion when market quotations are not readily available for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board;

(v)  vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations (“Corporate Actions”) with respect to the issuers of securities held in the Managed Portion, provided materials relating to such Corporate Actions have been timely received by the Sub-Adviser, and to submit reports regarding such Corporate Actions, including a copy of any policies regarding such Corporate Actions, in a form reasonably satisfactory to the Investment Manager and the Fund in order to comply with any applicable federal or state reporting requirements;

(vi)  provide performance and other information as reasonably requested by the Investment Manager or the Board to assist them or their agent in conducting ongoing due diligence and performance monitoring; and

(vii)  maintain all accounts, books, and records with respect to the Managed Portion as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any accounts, books and records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act.  The Sub-Adviser shall furnish to the Investment Manager copies of all such accounts, books, and records as the Investment Manager may reasonably request.  The Sub-Adviser agrees that such accounts, books, and records are the property of the Trust, and will be surrendered to the Trust promptly upon request, with the understanding that the Sub-Adviser may retain its own copy of all records. The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject to special and other examinations by the Securities and Exchange Commission and any governmental agency or other instrumentality having regulatory authority over the Fund.  The Sub-Adviser further agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject to such reasonable periodic examinations upon reasonable notice by the Fund, the Fund’s auditors or any representative of the Fund; provided that such examinations shall be conducted in a manner so as not to unreasonably disrupt the conduct of the business of the Sub-Adviser.

           (c)           The Sub-Adviser shall not consult with any other sub-adviser of the Fund or of any fund that is an “affiliated person” of the Fund concerning transactions for the Fund in securities or other assets, except as such consultations may be reasonably necessary in order to ensure compliance with Rule 12d3-1 under the 1940 Act.
(d)           In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (i) provisions of the Trust’s Agreement and Declaration of Trust, as the same may be hereafter modified, amended, and/or supplemented from time to time, that are applicable to the Managed Portion; (ii) provisions of the Trust’s By-Laws, as the same may be hereafter modified, amended, and/or supplemented from time to time; that are applicable to the Managed Portion; (iii) the Fund’s Prospectus; (iv) the 1940 Act and the Advisers Act and the rules under each and all other international, federal and state securities laws or regulations applicable to the Trust and the Fund; (v) the Trust’s compliance procedures and other policies and procedures adopted from time to time by the Board applicable to the Managed Portion; and (vi) the written instructions of the Investment Manager.
(e)           The Investment Manager agrees to provide the Sub-Adviser with current copies of the documents mentioned in paragraph 1(d)(i), (ii), (iii) and (v) above and all changes made to such documents at, or if practicable, before the time such changes become effective, and the Investment Manager acknowledges and agrees that the Sub-Adviser shall not be responsible for compliance with such documents or amendments unless and until they are received by the Sub-Adviser.  The Sub-Adviser shall be fully protected in acting upon any proper instructions reasonably believed by it to be genuine and signed or communicated by or on behalf of the Investment Manager or the Fund.
(f)           The Sub-Adviser hereby agrees during the period hereinafter set forth to render the services and assume the obligations herein set forth for the compensation herein provided.  The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust, the Fund or the Investment Manager in any way, or in any way be deemed an agent of the Trust, the Fund or the Investment Manager.
(g)           The Sub-Adviser may perform its services through its employees, officers or agents, and the Investment Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the Fund's Prospectus shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Investment Manager that one or more other affiliates, employees, officers or agents identified in such notice shall assume such duties as of a specific date.
(h)           The Investment Manager shall provide (or use its best efforts to cause to be provided) timely information to the Sub-Adviser regarding such matters as the cash requirements and cash available for investment in the Managed Portion, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities under this Agreement.
2.           (a)           Under the terms of the Investment Management Agreement, the Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its existence as a statutory trust organized under the laws of the State of Delaware; the maintenance of its own books, records, and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance and repurchase of shares; preparation of share certificates, if any; reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; interest and federal and state registration fees.
(b)           Directors, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds that have employed the Sub-Adviser as sub-adviser or investment manager. Directors, officers and employees of the Sub-Adviser who are Trustees, officers and/or employees of the Trust, shall not receive any compensation from the Trust for acting in such dual capacity.

3.           (a)           The Sub-Adviser will select brokers and dealers to effect all Fund transactions with respect to the Managed Portion subject to the conditions set forth herein.  The Sub-Adviser may combine orders for the Managed Portion with orders for other accounts or funds under management.  Transactions involving combined orders are allocated in a manner deemed equitable to each account.  The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable.  The Sub-Adviser is directed at all times to seek to execute transactions for the Managed Portion (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Investment Manager from time to time and provided to the Sub-Adviser, and (ii) as described in the Fund’s Prospectus and SAI.  In placing any orders for the purchase or sale of investments for the Fund, with respect to the Managed Portion, the Sub-Adviser shall use its best efforts to obtain for the Managed Portion “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.
(b)           Subject to the appropriate policies and procedures approved by the Board and provided to the Sub-Adviser in writing, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), cause the Managed Portion to pay a broker or dealer that provides brokerage and research services to the Investment Manager, the Sub-Adviser and the Managed Portion an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage and research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to its clients for which the Investment Manager or the Sub-Adviser exercises investment discretion.  To the extent authorized by Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.  In addition, subject to seeking best execution and compliance with applicable federal and state securities laws and regulations, the Investment Manager or the Sub-Adviser also may consider sales of shares of the Fund as a factor in the selection of brokers and dealers.  Subject to seeking best execution and compliance with applicable federal and state securities laws and regulations, the Board or the Investment Manager may direct the Sub-Adviser to effect transactions in Fund securities with respect to the Managed Portion through broker-dealers in a manner that will help generate resources to:  (i) pay the cost of certain expenses that the Fund is required to pay or for which the Fund is required to arrange payment; or (ii) recognize broker-dealers for the sale of Fund shares.
(c)           Subject to applicable law and regulations, including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Managed Portion with brokers or dealers that are affiliated with the Sub-Adviser.  Any entity or person associated with the Investment Manager or the Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund to the extent and as permitted by Section 11(a)(1)(H) of the Exchange Act and Rule 11a2-2(T) thereunder.
4.           As compensation for the services to be rendered to the Trust for the benefit of the Fund by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser a fee as provided in Schedule A attached hereto.
5.           The services to be rendered by the Sub-Adviser to the Trust for the benefit of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be materially impaired thereby.

6.           (a)           Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents, and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual.

(b)           Neither the Investment Manager, the Trust nor the Fund shall use the Sub-Adviser’s actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) (or that of any affiliate of the Sub-Adviser, other than that of the Fund, the Trust, or any affiliate of the Investment Manager that is an affiliate of the Sub-Adviser solely by reason of the Sub-Adviser’s provision of services pursuant to this Agreement) or otherwise refer to the Sub-Adviser in any materials related to the Trust or the Fund distributed to third parties, including the Fund’s shareholders, without prior review and written approval by or on behalf of the Sub-Adviser, which may not be unreasonably withheld or delayed.  Upon termination of this Agreement, the Investment Manager, the Trust and the Fund, shall, to the extent applicable and as soon as is reasonably possible, cease to use the Sub-Adviser's actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) in materials related to the Fund.

(c)  The Sub-Adviser shall not use the name of the Trust, the Fund, or the Investment Manager (or that of any affiliate of the Investment Manager, other than that of any affiliate of the Sub-Adviser that is an affiliate of the Investment Manager solely by reason of the Sub-Adviser's provision of services pursuant to this Agreement) or otherwise refer to the Trust, the Fund or the Investment Manager in any materials related to the Trust or the Fund distributed to third parties, including the Fund’s shareholders, without prior review and written approval by the Trust, the Fund or the Investment Manager, as applicable, which may not be unreasonably withheld or delayed.  Upon termination of this Agreement, the Sub-Adviser, shall, to the extent applicable and as soon as is reasonably possible, cease to use the actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) of the Trust, the Fund and the Investment Manager.

(d)  This Section 6 applies solely to materials related to the Fund and the Trust only, and not to other products or relationships between the Sub-Adviser and the Investment Manager.

7.           (a)           In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its duties as Sub-Adviser to the Trust on behalf of the Fund, neither the Sub-Adviser nor any of its officers, directors or employees (collectively, “Sub-Adviser Related Persons”) shall be liable to the Trust, the Fund, the Investment Manager or any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise. The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Managed Portion or the Fund, or that the Managed Portion or the Fund will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.  Subject to the first sentence of this Section 7(a), the Sub-Adviser shall not be responsible for any loss incurred by any reason of any act or omission of any bank, broker, the custodian bank or any administrator or trustee whether appointed on behalf of the Investment Manager, the Fund or the Trust.  Nothing contained herein shall be deemed to waive any liability which cannot be waived under applicable law, including applicable U.S. state and federal securities laws, ERISA and the Financial Services and Markets Act 2000 of the United Kingdom (“FSMA”) or any rules or regulations adopted under any of those laws.

(b)             The Sub-Adviser agrees to indemnify the Investment Manager and the Fund for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Sub-Adviser) or litigation (including legal and other expenses) to which the Investment Manager or the Fund may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof)  or settlements arise as a result of any failure by the Sub-Adviser to adequately diversify the investment program of the Fund pursuant to the requirements of Section 817(h) of the Internal Revenue Code, and the regulations issued thereunder (including, but not by way of limitation, Reg. Sec. 1.817-5, March 2, 1989, 54 F.R. 8730), relating to the diversification requirements for separate accounts, endowment, and life insurance contracts.

(c)           The Investment Manager shall indemnify Sub-Adviser Related Persons to the fullest extent permitted by law against any and all losses, damages, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, (collectively “Losses”) incurred by the Sub-Adviser or Sub-Adviser Related Persons relating to this Agreement or the performance by the Sub-Adviser or Sub-Adviser Related Persons of its or their duties hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust’s Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (c) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Adviser or a Sub-Adviser Related Person in the performance of any of its duties under, or in connection with, this Agreement.

(d)           The Sub-Adviser shall indemnify the Investment Manager and its affiliates and its officers, directors and employees (collectively, “Investment Manager Related Persons”) to the fullest extent permitted by law against any and all Losses incurred by the Investment Manager or Investment Manager Related Persons relating to this Agreement or the performance by the Investment Manager or Investment Manager Related Persons of its or their duties hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust’s Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (d) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Investment Manager or an Investment Manager Related Person in the performance of any of its duties under, or in connection with, this Agreement.

8.           (a)           This Agreement shall be executed and become effective as of the date written below; provided, however, that this Agreement shall not become effective with respect to the Fund unless it has first been approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the Securities and Exchange Commission (the “SEC”) or its staff.  This Agreement shall continue in effect for a period of two (2) years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by the vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of those Trustees of the Trust who are not parties hereto or “interested persons” of the Trust, the Fund, or any party hereto, cast in person at a meeting called for the purpose of voting on such approval.

(b)        No amendment to this Agreement shall be effective unless approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff.

(c)           This Agreement may be terminated (i) by the Investment Manager at any time, without the payment of a penalty, on ninety (90) days' written notice to the Sub-Adviser of the Investment Manager’s intention to do so and (ii) by the Trust at any time, without the payment of a penalty, on sixty (60) days' written notice to the Sub-Adviser of the Trust’s intention to do so pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund.  The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on ninety (90) days’ written notice to the Investment Manager and the Trust of its intention to do so.  Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for (i) any obligation arising out of or relating to a breach of this Agreement committed prior to such termination, (ii) the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination, and (iii) any indemnification obligation provided in Paragraph 7 hereof.  This Agreement shall automatically terminate in the event of its assignment or upon the termination of the Investment Management Agreement.
9.                      Any information and advice furnished by either party to this Agreement to the other party shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto.  Notwithstanding the foregoing, information shall not be subject to such confidentiality obligations if it:
(i)
is already known to the receiving party at the time it is obtained (other than through previous disclosure by the protected party or by a party known by the receiving party to be bound by a confidentiality obligation to the protected party);

(ii)	is or becomes publicly known or available through no wrongful act of the receiving party;
(iii)	is rightfully received from a third party who, to the best of the receiving party's knowledge, is not under a duty of confidentiality;
(iv)
is required to be disclosed by the receiving party pursuant to a requirement of a court order, subpoena, governmental or regulatory agency or law (provided the receiving party provides the protected party written notice of such requirement, to the extent such notice is permitted);

(v)
is relevant to the defense of any claim or cause of action asserted against the receiving party (provided the receiving party provides the protected party with sixty (60) days' written notice of any disclosure if practicable or such lesser amount as may be necessary and provided such notice does not prejudice the receiving party); or

(vi)	has been or is independently developed or obtained by the receiving party.
The Sub-Adviser shall not disclose any “nonpublic personal information” (as such term is defined in Regulation S-P, including any amendments thereto) pertaining to the customers of the Trust or a client of the Investment Manager to any third party or use such information other than for the purpose of providing the services contemplated by this Agreement.

10.           The Sub-Adviser represents, warrants and agrees that:

(a)           The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Investment Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also promptly notify the Fund and the Investment Manager if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations that do not specifically relate to the Managed Portion or the Fund shall not be required to be reported by this provision.

(b)           The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Investment Manager and the Board with a copy of such code of ethics, together with evidence of its adoption.  In accordance with the requirements of Rule 17j-1, the Sub-Adviser shall certify to the Investment Manager that the Sub-Adviser has complied in all material respects with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics relating to the services the Sub-Adviser performs under this Agreement or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Manager, the Sub-Adviser shall provide to the Investment Manager, its employees or its agents all information required by Rule 17j-1(c)(1) relating to the approval by the Fund's Board of Trustees of the Sub-Adviser’s code of ethics relating to the services the Sub-Adviser performs under this Agreement.

(c)           The Sub-Adviser has provided the Investment Manager with a copy of its Form ADV at least forty-eight (48) hours prior to execution of this Agreement, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Investment Manager at least annually. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(d)           The Sub-Adviser will notify the Trust and the Investment Manager of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Investment Manager, or change of control of the Sub-Adviser, as applicable, or any change in the senior management personnel of the Sub-Adviser or any change in the portfolio manager(s) of the Managed Portion, prior to or promptly after such change.  The Investment Manager will notify the Sub-Adviser of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Sub-Adviser, or change of control of the Investment Manager, as applicable.  The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment of this Agreement or change in control of the Sub-Adviser so long as the assignment is not by or with respect to the Investment Manager.

(e)           The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage as shall be reasonably necessary in light of its obligations under this Agreement.

11.           This Agreement shall extend to and bind the successors of the parties hereto.  Nothing in this Agreement, express or implied, is intended to or shall (a) confer on any person other than the parties hereto and their respective successors or permitted assigns any rights (including third party beneficiary rights), remedies, obligations or liabilities under or by reason of this Agreement, or (b) constitute the parties hereto as partners or as participants in a joint venture.

12.           For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person,” and “assignment” shall have the meanings given them in the 1940 Act, subject, however to such exemptions as may be granted by the SEC and its staff under the 1940 Act.

                                              149605/9

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the 30th day of April, 2007.

MONDRIAN INVESTMENT PARTNERS LIMITED /s/ David Tilles By: Name: David Tilles Title: CEO Attest: /s/ A. Hubrath Name: A. Hubrath Title: Assistant
LINCOLN INVESTMENT ADVISORS CORPORATION

/s/  Kevin J. Adamson
By:
Name:  Kevin J. Adamson
Title:  Second Vice President

Attest: /s/  William P. Flory, Jr.
Name: William P. Flory, Jr.
Title:  Second Vice President

Agreed to and accepted as of the day and year above written:

LVIP MONDRIAN INTERNATIONAL VALUE FUND, a series of Lincoln Variable Insurance Products Trust

/s/  Kelly D. Clevenger
By:
Name:  Kelly D. Clevenger
Title:  President

Attest: /s/  Cynthia A. Rose
Name:  Cynthia A. Rose
Title:  Secretary

                                              149605/9

SCHEDULE A

Fee Schedule

The Investment Manager will pay to the Sub-Adviser a fee each month based on the average daily net assets of the Fund during the month. The Investment Manager shall pay to the Sub-Adviser compensation at an annual rate as follows:

.20% of the average daily net assets of the Fund

        453012/3

NSAR Series 15-18 & 30-33

SUB-ADVISORY AGREEMENT
(for Fund of Funds)

           This Sub-Advisory Agreement (“Agreement”) executed as of April 30, 2007, is between Lincoln Investment Advisors Corporation, a New Hampshire corporation(hereinafter the “Adviser”), and Wilshire Associates Incorporated, a California corporation (the “Sub-Adviser”);

WHEREAS, the Lincoln Variable Insurance Products Trust (“Trust”) on behalf of the Funds listed in Schedule A to this Agreement (each, a “Fund”), has entered into an Investment Management Agreement, dated April 30, 2007, with the Adviser, pursuant to which the Adviser has agreed to provide certain investment management services to each Fund; and

WHEREAS, the Adviser desires to appoint the Sub-Adviser as investment sub-adviser to provide investment advisory and asset allocation services (“Advisory Services”) to each of the Funds, and the Sub-Adviser is willing to serve each Fund in such capacity.

NOW THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.    The Adviser hereby appoints the Sub-Adviser to provide the Advisory Services specified in this Agreement for each Fund, and the Sub-Adviser hereby accepts such appointment and agrees to render the services.

2.    (a)    Subject to the direction and control of the Board of Trustees (the “Trustees”) of the Trust, the Sub-Adviser, at its expense, will furnish continuously an investment program of Advisory Services to each Fund, which program shall at all times meet the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986 (the “Code”).  Such investment program shall include, without limitation and consistent with the investment objectives, policies and restrictions applicable to each Fund, the Sub-Adviser’s determination of the portion of each Fund’s assets to be invested in:  (i) mutual funds selected by The Lincoln National Life Insurance Company , the Funds’ sponsor, (ii) direct portfolio securities and other investments, and (iii) cash.  The Sub-Adviser will make investment decisions on behalf of each Fund and instruct each Fund or the Fund’s designee to place orders for the purchase and sale of such investments.

(b)  The Sub-Adviser shall, at its expense, furnish (i) all necessary investment and management facilities, including, without limitation, salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including, without limitation,  bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of each Fund (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services).

(c)  If the Sub-Adviser places orders for a Fund for the purchase and sale of portfolio investments other than mutual funds, in the selection of brokers, dealers or futures commission merchants, the Sub-Adviser shall use its best efforts to obtain for each Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below.  In using its best efforts to obtain for each Fund the most favorable price and execution available, the Sub-Adviser, bearing in mind each Fund’s best interests at all times, shall consider all factors it deems relevant, including, without limitation and by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker, dealer, or futures commission merchant involved; and the quality of service rendered by the broker, dealer or futures commission merchant in other transactions.  Subject to such policies as the Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker, dealer or futures commission merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, dealer or futures commission merchant, viewed in terms of either that particular transaction or the Sub-Adviser’s over-all responsibilities with respect to each Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.

 (d)  The Sub-Adviser shall: (i) vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations (“Corporation Action”) with respect to the issuers of securities held in each Fund in the manner in which the Sub-Adviser believes to be in the best interests of each Fund, provided materials relating to such Corporation Actions have been timely received by the Sub-Adviser; (ii) will submit reports regarding such Corporation Actions, including, without limitation, a copy of any policies regarding such Corporation Actions, in a form reasonably satisfactory to the Adviser and the Funds in order to comply with any applicable federal or state reporting requirements; and (iii)  review its proxy voting activities on a periodic basis with the Trustees.  Upon sixty (60) days’ written notice to the Sub-Adviser, the Trustees may withdraw the authority granted to the Sub-Adviser pursuant to this Section.

(e)  The Sub-Adviser will provide advice and assistance to the Adviser as to the determination of the fair value of certain investments where market quotations are not readily available for purposes of calculating net asset value of each Fund in accordance with valuation procedures and methods established by the Trustees.

(f)    The Sub-Adviser shall furnish the Adviser and the Board of Trustees with such information and reports regarding each Fund’s investments as the Adviser deems appropriate or as the Board of Trustees shall reasonably request.  The Sub-Adviser shall make its officers and employees available to the Adviser from time to time at such reasonable times as the parties may agree to review investment policies of the Funds and to consult with the Adviser regarding the investment affairs of the Funds.

(g)  The Sub-Adviser shall not consult with any other sub-adviser to a Fund or a sub-adviser to a portfolio that is under common control with the Funds concerning the assets of the Funds, except as permitted by the policies and procedures of the Funds.

(h)  In the performance of its duties, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following:  (i) provisions of the organizational documents of the Trust that are applicable to each Fund; (ii) the stated investment objectives, policies and restrictions of each Fund; (iii) the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940 (the “Advisers Act”); (iv) any written instructions and directions of the Trustees, the Adviser or Fund management; and (v) its general fiduciary responsibility to the Funds.

(i)  The Sub-Adviser shall assist each Fund in the preparation of its registration statement, prospectus, shareholder reports, marketing materials and other regulatory filings, or any amendment or supplement thereto (collectively, “Regulatory Filings”) and shall provide each Fund with disclosure for use in each Fund’s Regulatory Filings, including, without limitation, any requested disclosure related to the Sub-Adviser’s investment management personnel, portfolio manager compensation, Codes of Ethics, firm description, investment management strategies and techniques, and proxy voting policies.

(j)  The Sub-Adviser shall furnish the Adviser, the Board of Trustees and/or the Chief Compliance Officer of the Trust and/or the Adviser with such information, certifications and reports as such persons may deem appropriate or may request from the Sub-Adviser regarding the Sub-Adviser’s compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act.  Such information, certifications and reports shall include, without limitation, those regarding the Sub-Adviser’s compliance with the Sarbanes-Oxley Act of 2002, the Code of Ethics of the Sub-Adviser and the Trust and certifications as to the validity of certain information included in each Fund’s Regulatory Filings.  The Sub-Adviser shall make its officers and employees (including its Chief Compliance Officer) available to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser from time to time to examine and review the Sub-Adviser’s compliance program and its adherence thereto.
            3.    The Advisory Services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

4.    (a)  Subject to the annual Board approval requirements of Section 6(b) below, as compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee calculated in accordance with the fee schedule applicable to each Fund as set forth in Schedule B attached hereto.

(b)  The fee shall be paid by the Adviser, and not by a Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser.  Such fee to the Sub-Adviser shall be payable at the time set forth in Schedule B or if a monthly fee, within 10 business days after the end of such month.  If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

5.    This Agreement shall automatically terminate with respect to a Fund, without the payment of any penalty, in the event of its assignment or in the event that the investment advisory contract between the Adviser and the Fund shall have terminated for any reason

6.   (a)  This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter for each Fund (unless terminated automatically as set forth in Section 5) until terminated as set forth below.  Termination of this Agreement pursuant to this Section 6 shall be without the payment of any penalty.

 (b)  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated at any time with respect to a Fund:

(i)  by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund;

 (ii)  by the Adviser on 60 days’ written notice to the Sub-Adviser; or

(iii)  by the Sub-Adviser on 60 days’ written notice to the Adviser.

(c)   No amendment to this Agreement shall be effective unless (i) there is written   consent of the parties to this Agreement and (ii) the amendment is approved in a manner consistent with the 1940 Act as interpreted or permitted by the U.S. Securities and Exchange Commission (“SEC”) and/or its staff.

7.  The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events:  (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, (b) the Sub-Adviser has a reasonable basis for believing that a Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, (c) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Fund, and (d) the principal officers of Wilshire Funds Management Division or any portfolio manager of a Fund shall have changed.

8.   (a)    In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to a Fund or to any shareholder of a Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

(b)  Failure by the Sub-Adviser to assure that the investment program for a Fund meets the diversification requirements of Section 817(h) of the Code, as required by Section 2(a) of this Agreement, shall constitute gross negligence per se under sub-paragraph 8(a) above.

(c)  Failure by the Sub-Adviser to assure that any disclosure provided by the Sub-Adviser for inclusion in a Fund’s Regulatory Filings does not (i) contain any untrue statement of a material fact or (ii) omit to state a material fact required to be stated necessary to make such disclosure not misleading, shall constitute gross negligence per se under sub-paragraph 8(a) above.

9.    The Sub-Adviser shall indemnify and hold harmless the Adviser and its officers, directors, trustees, employees and agents from and against any and all liabilities, losses, claims, damages and expenses, including, without limitation, reasonable attorneys’ fees and expenses, of any kind or nature directly or indirectly resulting from or out of any gross negligence, willful misfeasance, bad faith or reckless disregard in fulfilling its obligations under this Agreement.

In addition to the foregoing, the Sub-Adviser agrees to indemnify the Adviser and each Fund for, and hold them harmless against, any and all losses, claims, damages, liabilities (including, without limitation, amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including, without limitation, legal and other expenses) to which the Adviser or a Fund may become subject as a result of:

(i) any failure by the Sub-Adviser, whether unintentional or in good faith or otherwise, to adequately diversify the investment program of a Fund pursuant to the requirements of Section 817(h) of the Code, and the regulations issued thereunder; or

(ii) any untrue statement of a material fact contained in disclosure provided by the Sub-Adviser for inclusion in a Fund’s Regulatory Filings or any omission of a material fact required to be stated necessary to make such disclosure not misleading;

provided that the Sub-Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

10.    (a)  The Sub-Adviser agrees to maintain in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to each Fund’s investments made by the Sub-Adviser that are required to be maintained by a Fund pursuant to the requirements of Rule 31a-1 under the 1940 Act.  The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are the property of that Fund, and the Sub-Adviser will surrender promptly to the Fund any such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records.  In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement and shall transfer all such records to any entity designated by the Adviser upon the termination of this Agreement.

 (b)  The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time to such reasonable periodic, special and other examinations by the SEC, each Fund’s auditors,  any representative of a Fund, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Funds.

11. (a)  The Sub-Adviser hereby consents to the use of its name in the Trust’s Registration Statement, other disclosure documents, shareholder communications, advertising, sales literature and similar communications.

(b)  The Sub-Adviser shall not use the name of the Trust, any Fund, the Adviser or any affiliate of the Adviser (other than that of any affiliate of the Sub-Adviser that is an affiliate of the Adviser solely by reason of the sub-adviser’s affiliation with the Fund) in any materials related to the Trust or a Fund distributed to third parties, including, without limitation, each Fund’s shareholders, without prior review and written approval by the Funds or the Adviser, as applicable.  Each Fund and the Adviser agree to respond to any request for approval on a prompt and timely basis.  Failure by a Fund or the Adviser to respond within ten (10) calendar days to the Sub-Adviser shall relieve the Sub-Adviser of the obligation to obtain the prior written permission of the Funds.  Upon termination of this Agreement, the Sub-Adviser, shall, to the extent applicable and as soon as is reasonably possible, cease to use the actual or fictitious name(s), mark(s), derivatives(s) and/or logo(s) of the Trust, any Fund and the Adviser.

(c)  Except as expressly provided under this Agreement, neither the Sub-Adviser nor any of its officers or employees shall act upon or disclose to any person any material non-public information with respect to a Fund, the Trust or the Adviser, including, without limitation, the portfolio holdings of a Fund.

12.    This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

13.    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.  Where the effect of a requirement of the 1940 Act reflected in any provisions of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

14.  For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities, “ “interested persons,” and “assignment” shall have the meaning defined in the 1940 Act, and subject to such orders or no-action letters as may be granted by the SEC and/or its staff.

15.  Adviser hereby acknowledges having received a copy of Part II of Sub-Adviser’s Form ADV, at least 48 hours prior to executing this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized representatives as of the day and year first above written.

LINCOLN INVESTMENT ADVISORS CORPORATION

/s/  Kevin J. Adamson
Name:  Kevin J. Adamson
Title: Second Vice President

WILSHIRE ASSOCIATES INCORPORATED

/s/ Lawrence E. Davanzo
Name:  Lawrence E. Davanzo
Title: Senior Managing Director

Accepted and agreed to
as of the day and year
first above written:

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST,
on behalf of the Funds listed on Schedule A

/s/  Kelly D. Clevenger
Name:                      Kelly D. Clevenger
Title:                      President

                                              453012/3

SCHEDULE A

This SCHEDULE A lists the Funds for which the Sub-Adviser provides Advisory Services pursuant to this Agreement:

LVIP Wilshire Conservative Profile Fund
LVIP Wilshire Moderate Profile Fund
LVIP Wilshire Moderately Aggressive Profile Fund
LVIP Wilshire Aggressive Profile Fund
LVIP Wilshire 2010 Profile Fund
LVIP Wilshire 2020 Profile Fund
LVIP Wilshire 2030 Profile Fund
LVIP Wilshire 2040 Profile Fund

                                              453012/3                                                                                                             A-

SCHEDULE B

Sub-Advisory Fee for each Fund

           The Adviser will pay the Sub-Adviser as follows:

Calendar Year	Fee Rate per Fund
The Fund’s pro rata portion of the “Combined Assets” Fee calculated at the end of each month.
	Combined Assets* For the first $500 million Over $500 million but less than $1 billion Over $1 billion but less than $3 billion Over $3 billion	Annual Fee 0.08% 0.06% 0.05% 0.04%

*“Combined Assets” means the sum of the average daily net assets of the: LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, LVIP Wilshire Moderately Aggressive Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, and LVIP Wilshire 2040 Profile Fund.

        448999-1

NSAR Series 19

SUB-ADVISORY AGREEMENT
LVIP CAPITAL GROWTH FUND

This Sub-Advisory Agreement (“Agreement”) executed as of April 30, 2007, is between LINCOLN INVESTMENT ADVISORS CORPORATION, a New Hampshire corporation (the “Adviser”), and WELLINGTON MANAGEMENT COMPANY, LLP, a Massachusetts limited liability partnership (the “Sub-Adviser”).

WHEREAS, Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of the LVIP Capital Growth Fund (the “Fund”), has entered into an Investment Management Agreement, dated April 30, 2007, with the Adviser, pursuant to which the Adviser has agreed to provide certain investment management services to the Fund; and

WHEREAS, the Adviser desires to appoint Sub-Adviser as investment sub-adviser to provide the investment advisory services to the Fund specified herein, and Sub-Adviser is willing to serve the Fund in such capacity.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

(a)  Subject to the direction and control of the Board of Trustees (the “Trustees”) of the Trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the Fund which shall at all times meet the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986 (the “Code”).  The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities.  The Sub-Adviser will be an independent contractor and will not have authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent of the Trust or Adviser except as expressly authorized in this Agreement or another writing by the Trust, Adviser and the Sub-Adviser.

(b)  The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services).  The Sub-Adviser shall be responsible for commercially reasonable expenses relating to the printing and mailing of required supplements to the Fund’s registration statement, provided that such supplements relate solely to a change in control of the Sub-Adviser or any change in the portfolio manager or managers assigned by the Sub-Adviser to manage the Fund.

(c)  The Sub-Adviser shall vote proxies relating to the Fund’s investment securities in the manner in which the Sub-Adviser believes to be in the best interests of the Fund, and shall review its proxy voting activities on a periodic basis with the Trustees.  The Trust or Adviser may withdraw the authority granted to the Sub-Adviser pursuant to this Section at any time upon written notice.

(d)  The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein (except to the extent such transactions are effected in accordance with such policies or procedures as may be established by the Board of Trustees.)  In the selection of brokers, dealers or futures commission merchants and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Sub-Adviser shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below.  The Adviser reserves the right to direct the Sub-Adviser upon written notice not to execute transactions through any particular broker(s) or dealer(s), and the Sub-Adviser agrees to comply with such request within ten business days of receiving written notice.  In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker, dealer, or futures commission merchant involved; and the quality of service rendered by the broker, dealer or futures commission merchant in other transactions.  Subject to such policies as the Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker, dealer or futures commission merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, dealer or futures commission merchant, viewed in terms of either that particular transaction or the Sub-Adviser’s over-all responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.  The Sub-Adviser shall maintain records adequate to demonstrate compliance with this section.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in compliance with Section 17(d) of the Investment Company Act of 1940 and the rules established thereunder, Section 206 of the Investment Advisers Act of 1940 and any rules established thereunder, and pursuant to policies adopted by the Sub-Adviser and provided to  the Board of Trustees of the Fund.

(e)  The Sub-Adviser will provide advice and assistance to the Investment Adviser as to the determination of the fair value of certain investments where market quotations are not readily available for purposes of calculating net asset value of the Fund in accordance with valuation procedures and methods established by the Trustees.

(f)  The Sub-Adviser shall furnish the Adviser and the Board of Trustees with such information and reports regarding the Fund’s investments as the Adviser or the Board of Trustees shall reasonably request.  The Sub-Adviser shall make its officers and employees available from time to time, including attendance at Board of Trustees Meetings, at such reasonable times as the parties may agree to review investment policies of the Fund and to consult with the Adviser or the Board of Trustees regarding the investment affairs of the Fund.

(g)  The Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning the assets of the Fund, except as permitted by the policies and procedures of the Fund.

(h)  In the performance of its duties, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following:  (i) provisions of the organizational documents of the Trust that are applicable to the Fund; (ii) the investment objectives, policies and restrictions of the Fund as stated in the Fund’s currently effective Prospectus and Statement of Additional Information (“SAI”) as amended from time to time; (iii) the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940 (the “Advisers Act”); (iv) any written instructions and directions of the Trustees, the Adviser or Fund management; and (v) its general fiduciary responsibility to the Fund; provided that the Sub-Adviser shall not be required to act in conformity with the documents or instructions set out in (i), (ii) and (iv) above, or any amendments to such documents or instructions, until the Adviser has provided copies of such documents or instructions to the Sub-Adviser.

(i)  The Sub-Adviser shall assist the Fund in the preparation of its registration statement, prospectus, shareholder reports, marketing materials and other regulatory filings, or any amendment or supplement thereto (collectively, “Regulatory Filings”) and shall provide the Fund with disclosure for use in the Fund’s Regulatory Filings, including, without limitation, any requested disclosure related to the Sub-Adviser’s investment management personnel, portfolio manager compensation, Codes of Ethics, firm description, investment management strategies and techniques, and proxy voting policies.

(j)  The Sub-Adviser shall furnish the Adviser, the Board of Trustees and/or the Chief Compliance Officer of the Trust and/or the Adviser with such information, certifications and reports as such persons may reasonably deem appropriate or may reasonably request from the Sub-Adviser regarding the Sub-Adviser’s compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act.  Such information, certifications and reports shall include, without limitation, those regarding the Sub-Adviser’s compliance with the Sarbanes-Oxley Act of 2002, Title V of the Gramm-Leach-Bliley Act, the Code of Ethics of the Sub-Adviser and the Trust and certifications as to the validity of certain information included in the Fund’s Regulatory Filings.  The Sub-Adviser shall make its officers and employees (including its Chief Compliance Officer) available to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser from time to time to examine and review the Sub-Adviser’s compliance program and its adherence thereto.

2.           OTHER AGREEMENTS.

 The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.  The Sub-Adviser is hereby authorized to engage any of its affiliates to provide it with investment management or advisory and related services with respect to the performance of the Sub-Adviser’s obligations under this Agreement.  The Sub-Adviser shall remain liable for the performance of its obligations under this Agreement, and for the acts and omissions of such affiliates and the Advser shall not be responsible for any fees which any affiliate may charge to the Sub-Adviser in connection with such services.

3.           COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER.

(a)  As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month based on the average daily net assets of the Fund during the month.  Solely for the purpose of determining the promptness of payments, payments shall be considered made upon mailing or wiring pursuant to wiring instructions provided by the Sub-Adviser.  Such fee shall be calculated in accordance with the fee schedule applicable to the Fund as set forth in Schedule A attached hereto.

(b)  The fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser.  Such fee to the Sub-Adviser shall be payable for each month within 10 business days after the end of such month.  If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.           AUTOMATIC TERMINATION.

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the investment advisory contract between the Adviser and the Fund shall have terminated for any reason.

5.           EFFECTIVE PERIOD; TERMINATION AND AMENDMENT OF THIS AGREEMENT.

(a)  This Agreement shall become effective as of the date first written above, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as set forth below.   This Agreement shall automatically terminate in the event of its assignment or in the event of termination of the Investment Management Agreement.

(b)  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund as required by the 1940 Act; provided, however, that this Agreement may be terminated at any time without the payment of any penalty:

(i)  by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund;

(ii)  by the Adviser on 60 days’ written notice to the Sub-Adviser; or

(iii)  by the Sub-Adviser on 60 days’ written notice to the Adviser.

(c)   Except to the extent permitted by the Invertment Company Act of 1940 or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Securities and Exchange Commission (“SEC”), this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act of 1940 as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees.

6.           CERTAIN INFORMATION.

The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, (b) the Sub-Adviser has a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code (c) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund,  and (d) the principal officers of the Sub-Adviser or any portfolio manager of the Fund shall have changed.

7.           NONLIABILITY OF SUB-ADVISER.

(a)  Except as may otherwise be provided by the Investment Company Act of 1940 or the Investment Advisers Act of 1940, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

 (b)  Failure by the Sub-Adviser to assure that any disclosure provided by the Sub-Adviser for inclusion in the Fund’s Regulatory filings does not (i) contain any untrue statement of a material fact or (ii) omit to state a material fact required to be stated necessary to make such disclosure not misleading, shall constitute gross negligence per se under sub-paragraph 7(a) above.

8.            INDEMNIFICATION.

Notwithstanding Section 7, the Sub-Adviser agrees to indemnify the Adviser and the Funds for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including reasonable legal and other expenses) to which the Adviser or the Funds may become subject as a result of any untrue statement of a material fact contained in disclosure provided by the Sub-Adviser for inclusion in the Fund’s Regulatory Filings or any omission of a material fact required to be stated necessary to make such disclosure not misleading, provided that the Sub-Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

9.           RECORDS; RIGHT TO AUDIT.

(a)  The Sub-Adviser agrees to maintain in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments made by the Sub-Adviser and the Sub-Adviser’s duties under this Agreement that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 under the 1940 Act.  The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund, and the Sub-Adviser will surrender promptly to the Fund any such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records.  The Sub-Adviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund, or if disclosure is expressly required by applicable federal or state regulatory authorities or by this Agreement.  In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement and shall transfer all such records to any entity designated by the Adviser upon the termination of this Agreement.

(b)  The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Fund’s auditors, any representative of the Fund, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Fund.

10.           CONFIDENTIAL INFORMATION

(a)  Any information or recommendations supplied by either the Adviser or the Sub-Adviser in connection with the performance of its obligations and duties hereunder, including portfolio holdings of the Fund, financial information or other information relating to a party to this Agreement, which are not either otherwise publicly available or previously known to the other party as of the date of their disclosure, are to be regarded as confidential (“Confidential Information”).  Except as may be required by applicable law or rule or as requested by regulatory authorities having jurisdiction over a party to this Agreement, Confidential Information may be used by the party to which said information has been communicated only for the purposes expressly contemplated by this Agreement (and by such other persons or agents as that party reasonably believes are necessary to carry out such purposes) and by such other persons as the Fund may expressly authorize.

(b)  Notwithstanding the foregoing, the Sub-Adviser shall not disclose to any third party the “non-public portfolio holdings” of the Fund, unless (1) there is a legitimate business purpose for such disclosure, and (2) such third party agrees in writing with Sub-Adviser to keep such information confidential and to not engage in trading based upon such information.  “Non-public portfolio holdings” means holdings which have not first been made public by making a filing with the Securities and Exchange Commission which is required to include such portfolio holdings information or which are not otherwise publicly available.

11.           MARKETING MATERIALS.

(a)  The Fund shall furnish to the Sub-Adviser, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Sub-Adviser or any of its affiliates is named.  No such material shall be used except with prior written permission of the Sub-Adviser or its delegate.  The Sub-Adviser agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Sub-Adviser to respond within ten (10) calendar days to the Fund shall relieve the Fund of the obligation to obtain the prior written permission of the Sub-Adviser.

(b)  The Sub-Adviser shall furnish to the Fund, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Fund, the Adviser or any of the Adviser’s affiliates is named.  No such material shall be used except with prior written permission of the Fund or its delegate.  The Fund agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Fund to respond within ten (10) calendar days to the Sub-Adviser shall relieve the Sub-Adviser of the obligation to obtain the prior written permission of the Fund.

12.           GOVERNING LAW.

This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to conflict of law principles, and the applicable provisions of the Investment Company Act of 1940 or other federal laws and regulations which may be applicable.  To the extent that the applicable law of the State of Delaware or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act of 1940 or other federal laws and regulations which may be applicable, the latter shall control.

13.           SEVERABILITY/INTERPRETATION.

If any provision of this Agreement is held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

14.           NOTICES.

Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be given in writing, delivered, or mailed to the other party, or transmitted by facsimile to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(c)	If to the Sub-Adviser:

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109
Attn: Regulatory Affairs
Facsimile (617) 790-7760

(d)	If to the Adviser:

 Lincoln Investment Advisors Corporation
One Granite Place
Concord, NH 03301
Attn: Craig Moreshead
Facsimile (603) 226-5448

15.           CERTAIN DEFINITIONS.

For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” and “assignment” shall have the meaning defined in the 1940 Act, and subject to such orders or no-action letters as may be granted by the SEC and/or its staff.

           IN WITNESS WHEREOF, the parties have caused this instrument to be signed by their duly authorized representatives, all as of the day and year first above written.

LINCOLN INVESTMENT ADVISORS CORPORATION
/s/ David Booth
Name:  David BoothTitle:  President

WELLINGTON MANAGEMENT COMPANY, LLP
--__--------___________________________
Name:
Title:

Accepted and agreed to
as of the day and year
first above written:

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST,
on behalf of the LVIP Capital Growth Fund

/s/ Kelly D. Clevenger
Name:                      Kelly D. Clevenger
Title:  President

        448999-1

NSAR Series 20

SUB-ADVISORY AGREEMENT
LVIP MARSICO INTERNATIONAL GROWTH FUND

This Sub-Advisory Agreement (“Agreement”) executed as of April 30, 2007, is between LINCOLN INVESTMENT ADVISORS CORPORATION, a New Hampshire corporation (the “Adviser”), and MARSICO CAPITAL MANAGEMENT, LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of the LVIP Marsico International Growth Fund (the “Fund”), has entered into an Investment Management Agreement, dated April 30, 2007, with the Adviser, pursuant to which the Adviser has agreed to provide certain investment management services to the Fund; and

WHEREAS, the Adviser desires to appoint Sub-Adviser as investment sub-adviser to provide the investment advisory services to the Fund specified herein, and Sub-Adviser is willing to serve the Fund in such capacity.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

(a)  Subject to the direction and control of the Board of Trustees (the “Trustees”) of the Trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the Fund which shall at all times meet the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986 (the “Code”).  The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities.  The Sub-Adviser will be an independent contractor and will not have authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent of the Trust or Adviser except as expressly authorized in this Agreement or another writing by the Trust, Adviser and the Sub-Adviser.

(b)  The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services).  The Sub-Adviser shall be responsible for commercially reasonable expenses relating to the printing and mailing of required supplements to the Fund’s registration statement, provided that such supplements relate solely to a change in control of the Sub-Adviser or any change in the portfolio manager or managers assigned by the Sub-Adviser to manage the Fund.

(c)  The Sub-Adviser shall vote proxies relating to the Fund’s investment securities in the manner in which the Sub-Adviser believes to be in the best interests of the Fund, and shall review its proxy voting activities on a periodic basis with the Trustees.  The Trust or Adviser may withdraw the authority granted to the Sub-Adviser pursuant to this Section at any time upon prior written notice.

(d)  The Sub-Adviser will select brokers and dealers to effect portfolio transactions subject to the conditions set forth herein, or as may be further permitted by such policies or procedures as may be established by the Board of Trustees.  In the selection of brokers or dealers and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Sub-Adviser shall use its best efforts to obtain for the Fund the best execution available in the circumstances.  The Sub-Adviser may be permitted to pay higher brokerage commissions for brokerage and research services as described below.  The Adviser reserves the right to direct the Sub-Adviser upon written notice not to execute transactions through any particular broker(s) or dealer(s), and the Sub-Adviser agrees to comply with such request within ten business days of receiving written notice.  The Adviser acknowledges that to the extent it directs the Sub-Adviser not to execute transactions through a particular broker or dealer, the Fund will not be able to participate in the Sub-Adviser’s aggregation with respect to transactions placed by the Sub-Adviser for its other clients with such broker or dealer, as discussed below.  In using its best efforts to obtain for the Fund the best execution available in the circumstances, the Sub-Adviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration:  price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of service rendered by the broker or dealer in other transactions.  Subject to such policies as the Trustees may determine in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s over-all responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.  The Sub-Adviser shall maintain records adequate to demonstrate compliance with this section.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in compliance with Section 17(d) of the Investment Company Act of 1940 and the rules established thereunder, Section 206 of the Investment Advisers Act of 1940 and any rules established thereunder, and pursuant to policies adopted by the Sub-Adviser and approved by the Board of Trustees.

The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

(e)  The Sub-Adviser will provide advice and assistance to the Investment Adviser as to the determination of the fair value of certain investments where market quotations are not readily available for purposes of calculating net asset value of the Fund in accordance with valuation procedures and methods established by the Trustees.

(f)  The Sub-Adviser shall furnish the Adviser and the Board of Trustees with such information and reports regarding the Fund’s investments as the Adviser deems appropriate or as the Board of Trustees shall reasonably request.  The Sub-Adviser shall make certain officers and employees available from time to time, including attendance at Board of Trustees Meetings, at such reasonable times as the parties may agree to review investment policies of the Fund and to consult with the Adviser or the Board of Trustees regarding the investment affairs of the Fund.

(g)  The Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning the assets of the Fund, except as permitted by the policies and procedures of the Fund.

(h) In the performance of its duties, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following:  (i) provisions of the organizational documents of the Trust that are applicable to the Fund; (ii) the investment objectives, policies and restrictions of the Fund as stated in the Fund’s currently effective Prospectus and Statement of Additional Information (“SAI”) as amended from time to time; (iii) the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940 (the “Advisers Act”); (iv) any written instructions and directions of the Trustees, the Adviser or Fund management; and (v) its general fiduciary responsibility to the Fund.

(i)  The Sub-Adviser shall reasonably assist the Fund in the preparation of its registration statement, prospectus, shareholder reports, marketing materials and other regulatory filings, or any amendment or supplement thereto (collectively, “Regulatory Filings”) pertaining to the Fund, and shall provide the Fund with disclosures pertaining to the Fund for use in the Fund’s Regulatory Filings, including, without limitation, any requested disclosure related to the Sub-Adviser’s investment management personnel, portfolio manager compensation, Codes of Ethics, firm description, investment management strategies and techniques, and proxy voting policies.

(j)  The Sub-Adviser shall furnish the Adviser, the Board of Trustees and/or the Chief Compliance Officer of the Trust and/or the Adviser with such information, certifications and reports as such persons may reasonably deem appropriate and may request from the Sub-Adviser regarding the Sub-Adviser’s compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act.  Such information, certifications and reports shall include, without limitation, those regarding the Sub-Adviser’s compliance with the Sarbanes-Oxley Act of 2002, Title V of the Gramm-Leach-Bliley Act, the Code of Ethics of the Sub-Adviser and the Trust and certifications as to the validity of certain information included in the Fund’s Regulatory Filings.  The Sub-Adviser shall make certain officers and employees (including its Chief Compliance Officer) reasonably available to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser from time to time to examine and review the Sub-Adviser’s compliance program and its adherence thereto.

2.           OTHER AGREEMENTS.

 The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

3.           COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER.

(a)  As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month based on the average daily net assets of the Fund during the month.  Solely for the purpose of determining the promptness of payments, payments shall be considered made upon mailing or wiring pursuant to wiring instructions provided by the Sub-Adviser.  Such fee shall be calculated in accordance with the fee schedule applicable to the Fund as set forth in Schedule A attached hereto.

(b)  The fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser.  Such fee to the Sub-Adviser shall be payable for each month within 10 business days after the end of such month.  If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.           AUTOMATIC TERMINATION.

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the investment advisory contract between the Adviser and the Fund shall have terminated for any reason.

5.           EFFECTIVE PERIOD; TERMINATION AND AMENDMENT OF THIS AGREEMENT.

(a)  This Agreement shall become effective as of the date first written above, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as set forth below.  This Agreement shall automatically terminate in the event of its assignment or in the event of termination of the Investment Management Agreement.

(b)  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund as required by the 1940 Act; provided, however, that this Agreement may be terminated at any time without the payment of any penalty:

(i)  by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund;

(ii)  by the Adviser on 60 days’ written notice to the Sub-Adviser; or

(iii)  by the Sub-Adviser on 60 days’ written notice to the Adviser.

(c)  Except to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Securities and Exchange Commission (“SEC”), this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act of 1940 as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees.

6.           CERTAIN INFORMATION.

The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, (b) the Sub-Adviser has a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code (c) the Sub-Adviser shall have been served or otherwise receive notice directed to it of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the Fund, and (d) any portfolio manager of the Sub-Adviser serving the Fund shall have changed.

7.           NONLIABILITY OF SUB-ADVISER.

Except as may otherwise be provided by the Investment Company Act of 1940 or the Investment Advisers Act of 1940, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

8.           INDEMNIFICATION.

(a)  Notwithstanding Section 7, the Sub-Adviser agrees to indemnify the Adviser and the Fund for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including reasonable legal and other expenses) to which the Adviser or the Fund may become subject as a result of any untrue statement of a material fact contained in disclosure provided or approved by the Sub-Adviser expressly for inclusion in the Fund’s Regulatory Filings, or any omission of a material fact required to be stated necessary to make such disclosure not misleading, provided that the Sub-Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

(b)  The Adviser agrees to indemnify the Sub-Adviser for, and hold it harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including reasonable legal and other expenses) to which the Sub-Adviser may become subject as a result of any disclosure containing any untrue statement of a material fact (or any omission of a material fact required to be stated necessary to make such disclosure not misleading) contained in the Fund’s Regulatory Filings, which statement was not either provided or approved by Sub-Adviser expressly for inclusion in the Fund’s Regulatory Filings.

9.           RECORDS; RIGHT TO AUDIT.

(a)  The Sub-Adviser agrees to maintain in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments made by the Sub-Adviser that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 under the 1940 Act.  The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund, and the Sub-Adviser will surrender promptly to the Fund any such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records.  The Sub-Adviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund, or if disclosure is expressly required by applicable federal or state regulatory authorities or by this Agreement.  In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement and shall transfer all such records to any entity designated by the Adviser upon the termination of this Agreement.

(b)  The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Fund’s auditors, any representative of the Fund, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Fund.

10.           CONFIDENTIAL INFORMATION.

(a)  The Sub-Adviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund, or if disclosure is expressly required by applicable federal or state regulatory authorities or by this Agreement.

(b)  Notwithstanding the foregoing, the Sub-Adviser shall not disclose to any third party the “non-public portfolio holdings” of the Fund, unless (1) there is a legitimate business purpose for such disclosure, and (2) such third party agrees in writing with Sub-Adviser to keep such information confidential and to not engage in trading based upon such information.  “Non-public portfolio holdings” means holdings which have not first been made public by making a filing with the Securities and Exchange Commission which is required to include such portfolio holdings information.

11.           MARKETING MATERIALS.

(a)  The Fund shall furnish to the Sub-Adviser, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Sub-Adviser is named.  No such material shall be used except with prior written permission of the Sub-Adviser or its delegate.  The Sub-Adviser agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Sub-Adviser to respond within ten (10) business days to the Fund shall relieve the Fund of the obligation to obtain the prior written permission of the Sub-Adviser.

(b)  The Sub-Adviser shall furnish to the Fund, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Fund, the Adviser or any of the Adviser’s affiliates is named.  No such material shall be used except with prior written permission of the Fund or its delegate.  The Fund agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Fund to respond within ten (10) business days to the Sub-Adviser shall relieve the Sub-Adviser of the obligation to obtain the prior written permission of the Fund.

12.           GOVERNING LAW.

This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to conflict of law principles, and the applicable provisions of the Investment Company Act of 1940 or other federal laws and regulations which may be applicable.  To the extent that the applicable law of the State of Delaware or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act of 1940 or other federal laws and regulations which may be applicable, the latter shall control.

13.           SEVERABILITY/INTERPRETATION.

If any provision of this Agreement is held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

14.           NOTICES.

Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be given in writing, delivered, or mailed to the other party, or transmitted by facsimile to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(e)	If to the Sub-Adviser:

Marsico Capital Management, LLC
1200 17th Street
Suite 1300
Denver, Colorado 80202
Attn: Mary Watson
Facsimile (303) 454-5678

(f)	If to the Adviser:

Lincoln Investment Advisors Corporation
One Granite Place
Concord, NH 03301
Attn: Craig Moreshead
Facsimile (603) 226-5448

15.           CERTAIN DEFINITIONS.

For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” and “assignment” shall have the meaning defined in the 1940 Act, and subject to such orders or no-action letters as may be granted by the SEC and/or its staff.

           IN WITNESS WHEREOF, the parties have caused this instrument to be signed by their duly authorized representatives, all as of the day and year first above written.

LINCOLN INVESTMENT ADVISORS CORPORATION
/s/ David Booth
Name:                      David BoothTitle:  President

MARSICO CAPITAL MANAGEMENT, LLC
    /s/ Christopher J. Marsico
Name:  Christopher J. Marsico
Title:    President

Accepted and agreed to
as of the day and year
first above written:

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST,
on behalf of the LVIP Marsico International Growth Fund

/s/ Kelly D. Clevenger
Name:                      Kelly D. Clevenger
Title:                      President

        448999-1

SCHEDULE A

Fee Schedule

The Adviser shall pay to the Sub-Adviser compensation at an annual rate as follows:

Name of Portfolio	Sub-Advisory Fee
LVIP Marsico International Growth Fund	0.50%

        448999-1

NSAR Series 21

SUB-ADVISORY AGREEMENT
LVIP MID-CAP GROWTH FUND

This Sub-Advisory Agreement (“Agreement”) executed as of April 30, 2007, is between LINCOLN INVESTMENT ADVISORS CORPORATION, a New Hampshire corporation (the “Adviser”), and TURNER INVESTMENT PARTNERS, INC., a Pennsylvania corporation (the “Sub-Adviser”).

WHEREAS, Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of the LVIP Mid-Cap Growth Fund (the “Fund”), has entered into an Investment Management Agreement, dated April 30, 2007, with the Adviser, pursuant to which the Adviser has agreed to provide certain investment management services to the Fund; and

WHEREAS, the Adviser desires to appoint Sub-Adviser as investment sub-adviser to provide the investment advisory services to the Fund specified herein, and Sub-Adviser is willing to serve the Fund in such capacity.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

(a)  Subject to the direction and control of the Board of Trustees (the “Trustees”) of the Trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the Fund which shall at all times meet the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986 (the “Code”).  The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities.  The Sub-Adviser will be an independent contractor and will not have authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent of the Trust or Adviser except as expressly authorized in this Agreement or another writing by the Trust, Adviser and the Sub-Adviser.

(b)  The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services).  The Sub-Adviser shall be responsible for commercially reasonable expenses relating to the printing and mailing of required supplements to the Fund’s registration statement, provided that such supplements relate solely to a change in control of the Sub-Adviser or any change in the portfolio manager or managers assigned by the Sub-Adviser to manage the Fund.

(c)  The Sub-Adviser shall vote proxies relating to the Fund’s investment securities in the manner in which the Sub-Adviser believes to be in the best interests of the Fund, and shall review its proxy voting activities on a periodic basis with the Trustees.  The Trust or Adviser may withdraw the authority granted to the Sub-Adviser pursuant to this Section at any time upon written notice.

(d)  The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein (except to the extent such transactions are effected in accordance with such policies or procedures as may be established by the Board of Trustees.)  In the selection of brokers, dealers or futures commission merchants and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Sub-Adviser shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below.  The Adviser reserves the right to direct the Sub-Adviser upon written notice not to execute transactions through any particular broker(s) or dealer(s), and the Sub-Adviser agrees to comply with such request within ten business days of receiving written notice.  In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker, dealer, or futures commission merchant involved; and the quality of service rendered by the broker, dealer or futures commission merchant in other transactions.  Subject to such policies as the Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker, dealer or futures commission merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, dealer or futures commission merchant, viewed in terms of either that particular transaction or the Sub-Adviser’s over-all responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.  The Sub-Adviser shall maintain records adequate to demonstrate compliance with this section.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in compliance with Section 17(d) of the Investment Company Act of 1940 and the rules established thereunder, Section 206 of the Investment Advisers Act of 1940 and any rules established thereunder, and pursuant to policies adopted by the Sub-Adviser and approved by the Board of Trustees of the Fund.

(e)  The Sub-Adviser will provide advice and assistance to the Investment Adviser as to the determination of the fair value of certain investments where market quotations are not readily available for purposes of calculating net asset value of the Fund in accordance with valuation procedures and methods established by the Trustees.

(f)  The Sub-Adviser shall furnish the Adviser and the Board of Trustees with such information and reports regarding the Fund’s investments as the Adviser deems appropriate or as the Board of Trustees shall reasonably request.  The Sub-Adviser shall make its officers and employees available from time to time, including attendance at Board of Trustees Meetings, at such reasonable times as the parties may agree to review investment policies of the Fund and to consult with the Adviser or the Board of Trustees regarding the investment affairs of the Fund.

(g)  The Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning the assets of the Fund, except as permitted by the policies and procedures of the Fund.

(h) In the performance of its duties, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following:  (i) provisions of the organizational documents of the Trust that are applicable to the Fund; (ii) the investment objectives, policies and restrictions of the Fund as stated in the Fund’s currently effective Prospectus and Statement of Additional Information (“SAI”) as amended from time to time; (iii) the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940 (the “Advisers Act”); (iv) any written instructions and directions of the Trustees, the Adviser or Fund management; and (v) its general fiduciary responsibility to the Fund.

(i)  The Sub-Adviser shall assist the Fund in the preparation of its registration statement, prospectus, shareholder reports, marketing materials and other regulatory filings, or any amendment or supplement thereto (collectively, “Regulatory Filings”) and shall provide the Fund with disclosure for use in the Fund’s Regulatory Filings, including, without limitation, any requested disclosure related to the Sub-Adviser’s investment management personnel, portfolio manager compensation, Codes of Ethics, firm description, investment management strategies and techniques, and proxy voting policies.

(j)  The Sub-Adviser shall furnish the Adviser, the Board of Trustees and/or the Chief Compliance Officer of the Trust and/or the Adviser with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Sub-Adviser regarding the Sub-Adviser’s compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act.  Such information, certifications and reports shall include, without limitation, those regarding the Sub-Adviser’s compliance with the Sarbanes-Oxley Act of 2002, Title V of the Gramm-Leach-Bliley Act, the Code of Ethics of the Sub-Adviser and the Trust and certifications as to the validity of certain information included in the Fund’s Regulatory Filings.  The Sub-Adviser shall make its officers and employees (including its Chief Compliance Officer) available to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser from time to time to examine and review the Sub-Adviser’s compliance program and its adherence thereto.

2.           OTHER AGREEMENTS.

 The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

3.           COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER.

(a)  As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month based on the average daily net assets of the Fund during the month.  Solely for the purpose of determining the promptness of payments, payments shall be considered made upon mailing or wiring pursuant to wiring instructions provided by the Sub-Adviser.  Such fee shall be calculated in accordance with the fee schedule applicable to the Fund as set forth in Schedule A attached hereto.

(b)  The fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser.  Such fee to the Sub-Adviser shall be payable for each month within 10 business days after the end of such month.  If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.           AUTOMATIC TERMINATION.

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the investment advisory contract between the Adviser and the Fund shall have terminated for any reason.

5.           EFFECTIVE PERIOD; TERMINATION AND AMENDMENT OF THIS AGREEMENT.

(a)  This Agreement shall become effective as of the date first written above, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as set forth below.   This Agreement shall automatically terminate in the event of its assignment or in the event of termination of the Investment Management Agreement.

(b)  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund as required by the 1940 Act; provided, however, that this Agreement may be terminated at any time without the payment of any penalty:

(i)  by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund;

(ii)  by the Adviser on 60 days’ written notice to the Sub-Adviser; or

(iii)  by the Sub-Adviser on 60 days’ written notice to the Adviser.

(c)   Except to the extent permitted by the Invertment Company Act of 1940 or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Securities and Exchange Commission (“SEC”), this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act of 1940 as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees.

6.           CERTAIN INFORMATION.

The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, (b) the Sub-Adviser has a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code (c) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund,  and (d) the principal officers of the Sub-Adviser or any portfolio manager of the Fund shall have changed.

7.           NONLIABILITY OF SUB-ADVISER.

(a)  Except as may otherwise be provided by the Investment Company Act of 1940 or the Investment Advisers Act of 1940, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

(b)  Failure by the Sub-Adviser to assure that the investment program for the Fund meets the diversification requirements of Section 817(h) of the Code, as required by Section 1 of this Agreement, shall constitute gross negligence per se under sub-paragraph 7(a) above.

(c)  Failure by the Sub-Adviser to assure that any disclosure provided by the Sub-Adviser for inclusion in the Fund’s Regulatory filings does not (i) contain any untrue statement of a material fact or (ii) omit to state a material fact required to be stated necessary to make such disclosure not misleading, shall constitute gross negligence per se under sub-paragraph 7(a) above.

8.            INDEMNIFICATION.

The Sub-Adviser agrees to indemnify the Adviser and the Funds for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including reasonable legal and other expenses) to which the Adviser or the Funds may become subject as a result of:

(a)  any failure by the Sub-Adviser, whether unintentional or in good faith or otherwise, to adequately diversify the investment program of the Fund pursuant to the requirements of Section 817(h) of the Code, and the regulations issued thereunder; or

(b)  any untrue statement of a material fact contained in disclosure provided by the Sub-Adviser for inclusion in the Fund’s Regulatory Filings or any omission of a material fact required to be stated necessary to make such disclosure not misleading;

provided that the Sub-Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

9.           RECORDS; RIGHT TO AUDIT.

(a)  The Sub-Adviser agrees to maintain in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments made by the Sub-Adviser that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 under the 1940 Act.  The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund, and the Sub-Adviser will surrender promptly to the Fund any such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records.  The Sub-Adviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund, or if disclosure is expressly required by applicable federal or state regulatory authorities or by this Agreement.  In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement and shall transfer all such records to any entity designated by the Adviser upon the termination of this Agreement.

(b)  The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Fund’s auditors, any representative of the Fund, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Fund.

10.           CONFIDENTIAL INFORMATION

(a)  The Sub-Adviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund, or if disclosure is expressly required by applicable federal or state regulatory authorities or by this Agreement.

(b)  Notwithstanding the foregoing, the Sub-Adviser shall not disclose to any third party the “non-public portfolio holdings” of the Fund, unless (1) there is a legitimate business purpose for such disclosure, and (2) such third party agrees in writing with Sub-Adviser to keep such information confidential and to not engage in trading based upon such information.  “Non-public portfolio holdings” means holdings which have not first been made public by making a filing with the Securities and Exchange Commission which is required to include such portfolio holdings information.

11.           MARKETING MATERIALS.

(a)  The Fund shall furnish to the Sub-Adviser, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Sub-Adviser or any of its affiliates is named.  No such material shall be used except with prior written permission of the Sub-Adviser or its delegate.  The Sub-Adviser agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Sub-Adviser to respond within ten (10) calendar days to the Fund shall relieve the Fund of the obligation to obtain the prior written permission of the Sub-Adviser.

(b)  The Sub-Adviser shall furnish to the Fund, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Fund, the Adviser or any of the Adviser’s affiliates is named.  No such material shall be used except with prior written permission of the Fund or its delegate.  The Fund agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Fund to respond within ten (10) calendar days to the Sub-Adviser shall relieve the Sub-Adviser of the obligation to obtain the prior written permission of the Fund.

12.           GOVERNING LAW.

This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to conflict of law principles, and the applicable provisions of the Investment Company Act of 1940 or other federal laws and regulations which may be applicable.  To the extent that the applicable law of the State of Delaware or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act of 1940 or other federal laws and regulations which may be applicable, the latter shall control.

13.           SEVERABILITY/INTERPRETATION.

If any provision of this Agreement is held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

14.           NOTICES.

Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be given in writing, delivered, or mailed to the other party, or transmitted by facsimile to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(g)	If to the Sub-Adviser:

Turner Investment Partners, Inc.
1205 Westlakes Drive
Suite 100
Berwyn, Pennsylvania 19312
Attn: President
Facsimile (610) 251-0731

(h)	If to the Adviser:

 Lincoln Investment Advisors Corporation
One Granite Place
Concord, NH 03301
Attn: Craig Moreshead
Facsimile (603) 226-5448

15.           CERTAIN DEFINITIONS.

For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” and “assignment” shall have the meaning defined in the 1940 Act, and subject to such orders or no-action letters as may be granted by the SEC and/or its staff.

           IN WITNESS WHEREOF, the parties have caused this instrument to be signed by their duly authorized representatives, all as of the day and year first above written.

LINCOLN INVESTMENT ADVISORS CORPORATION
/s/ David Booth
Name:                      David BoothTitle:  President

TURNER INVESTMENT PARTNERS, INC.
    /s/ Brian F. McNally
Name:  Brian F. McNally, Esquire
Title:  General Counsel & CCO

Accepted and agreed to
as of the day and year
first above written:

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST,
on behalf of the LVIP Mid-Cap Growth Fund

/s/ Kelly D. Clevenger
Name:                       Kelly D. Clevenger
Title:  President

        448999-1

SCHEDULE A

Fee Schedule

The Adviser shall pay to the Sub-Adviser compensation at an annual rate as follows:

        448999-1

NSAR Series 22

SUB-ADVISORY AGREEMENT
LVIP MID-CAP VALUE FUND

This Sub-Advisory Agreement (“Agreement”) executed as of April 30, 2007, is between LINCOLN INVESTMENT ADVISORS CORPORATION, a New Hampshire corporation (the “Adviser”), and WELLINGTON MANAGEMENT COMPANY, LLP, a Massachusetts limited liability partnership (the “Sub-Adviser”).

WHEREAS, Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of the LVIP Mid-Cap Value Fund (the “Fund”), has entered into an Investment Management Agreement, dated April 30, 2007, with the Adviser, pursuant to which the Adviser has agreed to provide certain investment management services to the Fund; and

WHEREAS, the Adviser desires to appoint Sub-Adviser as investment sub-adviser to provide the investment advisory services to the Fund specified herein, and Sub-Adviser is willing to serve the Fund in such capacity.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

(a)  Subject to the direction and control of the Board of Trustees (the “Trustees”) of the Trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the Fund which shall at all times meet the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986 (the “Code”).  The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities.  The Sub-Adviser will be an independent contractor and will not have authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent of the Trust or Adviser except as expressly authorized in this Agreement or another writing by the Trust, Adviser and the Sub-Adviser.

(b)  The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services).  The Sub-Adviser shall be responsible for commercially reasonable expenses relating to the printing and mailing of required supplements to the Fund’s registration statement, provided that such supplements relate solely to a change in control of the Sub-Adviser or any change in the portfolio manager or managers assigned by the Sub-Adviser to manage the Fund.

(c)  The Sub-Adviser shall vote proxies relating to the Fund’s investment securities in the manner in which the Sub-Adviser believes to be in the best interests of the Fund, and shall review its proxy voting activities on a periodic basis with the Trustees.  The Trust or Adviser may withdraw the authority granted to the Sub-Adviser pursuant to this Section at any time upon written notice.

(d)  The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein (except to the extent such transactions are effected in accordance with such policies or procedures as may be established by the Board of Trustees.)  In the selection of brokers, dealers or futures commission merchants and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Sub-Adviser shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below.  The Adviser reserves the right to direct the Sub-Adviser upon written notice not to execute transactions through any particular broker(s) or dealer(s), and the Sub-Adviser agrees to comply with such request within ten business days of receiving written notice.  In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker, dealer, or futures commission merchant involved; and the quality of service rendered by the broker, dealer or futures commission merchant in other transactions.  Subject to such policies as the Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker, dealer or futures commission merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, dealer or futures commission merchant, viewed in terms of either that particular transaction or the Sub-Adviser’s over-all responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.  The Sub-Adviser shall maintain records adequate to demonstrate compliance with this section.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in compliance with Section 17(d) of the Investment Company Act of 1940 and the rules established thereunder, Section 206 of the Investment Advisers Act of 1940 and any rules established thereunder, and pursuant to policies adopted by the Sub-Adviser and provided to  the Board of Trustees of the Fund.

(e)  The Sub-Adviser will provide advice and assistance to the Investment Adviser as to the determination of the fair value of certain investments where market quotations are not readily available for purposes of calculating net asset value of the Fund in accordance with valuation procedures and methods established by the Trustees.

(f)  The Sub-Adviser shall furnish the Adviser and the Board of Trustees with such information and reports regarding the Fund’s investments as the Adviser or the Board of Trustees shall reasonably request.  The Sub-Adviser shall make its officers and employees available from time to time, including attendance at Board of Trustees Meetings, at such reasonable times as the parties may agree to review investment policies of the Fund and to consult with the Adviser or the Board of Trustees regarding the investment affairs of the Fund.

(g)  The Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning the assets of the Fund, except as permitted by the policies and procedures of the Fund.

(h)  In the performance of its duties, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following:  (i) provisions of the organizational documents of the Trust that are applicable to the Fund; (ii) the investment objectives, policies and restrictions of the Fund as stated in the Fund’s currently effective Prospectus and Statement of Additional Information (“SAI”) as amended from time to time; (iii) the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940 (the “Advisers Act”); (iv) any written instructions and directions of the Trustees, the Adviser or Fund management; and (v) its general fiduciary responsibility to the Fund; provided that the Sub-Adviser shall not be required to act in conformity with the documents or instructions set out in (i), (ii) and (iv) above, or any amendments to such documents or instructions, until the Adviser has provided copies of such documents or instructions to the Sub-Adviser.

(i)  The Sub-Adviser shall assist the Fund in the preparation of its registration statement, prospectus, shareholder reports, marketing materials and other regulatory filings, or any amendment or supplement thereto (collectively, “Regulatory Filings”) and shall provide the Fund with disclosure for use in the Fund’s Regulatory Filings, including, without limitation, any requested disclosure related to the Sub-Adviser’s investment management personnel, portfolio manager compensation, Codes of Ethics, firm description, investment management strategies and techniques, and proxy voting policies.

(j)  The Sub-Adviser shall furnish the Adviser, the Board of Trustees and/or the Chief Compliance Officer of the Trust and/or the Adviser with such information, certifications and reports as such persons may reasonably deem appropriate or may reasonably request from the Sub-Adviser regarding the Sub-Adviser’s compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act.  Such information, certifications and reports shall include, without limitation, those regarding the Sub-Adviser’s compliance with the Sarbanes-Oxley Act of 2002, Title V of the Gramm-Leach-Bliley Act, the Code of Ethics of the Sub-Adviser and the Trust and certifications as to the validity of certain information included in the Fund’s Regulatory Filings.  The Sub-Adviser shall make its officers and employees (including its Chief Compliance Officer) available to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser from time to time to examine and review the Sub-Adviser’s compliance program and its adherence thereto.

2.           OTHER AGREEMENTS.

 The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.  The Sub-Adviser is hereby authorized to engage any of its affiliates to provide it with investment management or advisory and related services with respect to the performance of the Sub-Adviser’s obligations under this Agreement.  The Sub-Adviser shall remain liable for the performance of its obligations under this Agreement, and for the acts and omissions of such affiliates and the Advser shall not be responsible for any fees which any affiliate may charge to the Sub-Adviser in connection with such services.

3.           COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER.

(a)  As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month based on the average daily net assets of the Fund during the month.  Solely for the purpose of determining the promptness of payments, payments shall be considered made upon mailing or wiring pursuant to wiring instructions provided by the Sub-Adviser.  Such fee shall be calculated in accordance with the fee schedule applicable to the Fund as set forth in Schedule A attached hereto.

(b)  The fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser.  Such fee to the Sub-Adviser shall be payable for each month within 10 business days after the end of such month.  If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.           AUTOMATIC TERMINATION.

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the investment advisory contract between the Adviser and the Fund shall have terminated for any reason.

5.           EFFECTIVE PERIOD; TERMINATION AND AMENDMENT OF THIS AGREEMENT.

(a)  This Agreement shall become effective as of the date first written above, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as set forth below.   This Agreement shall automatically terminate in the event of its assignment or in the event of termination of the Investment Management Agreement.

(b)  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund as required by the 1940 Act; provided, however, that this Agreement may be terminated at any time without the payment of any penalty:

(i)  by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund;

(ii)  by the Adviser on 60 days’ written notice to the Sub-Adviser; or

(iii)  by the Sub-Adviser on 60 days’ written notice to the Adviser.

(c)   Except to the extent permitted by the Invertment Company Act of 1940 or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Securities and Exchange Commission (“SEC”), this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act of 1940 as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees.

6.           CERTAIN INFORMATION.

The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, (b) the Sub-Adviser has a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code (c) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund,  and (d) the principal officers of the Sub-Adviser or any portfolio manager of the Fund shall have changed.

7.           NONLIABILITY OF SUB-ADVISER.

(a)  Except as may otherwise be provided by the Investment Company Act of 1940 or the Investment Advisers Act of 1940, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

 (b)  Failure by the Sub-Adviser to assure that any disclosure provided by the Sub-Adviser for inclusion in the Fund’s Regulatory filings does not (i) contain any untrue statement of a material fact or (ii) omit to state a material fact required to be stated necessary to make such disclosure not misleading, shall constitute gross negligence per se under sub-paragraph 7(a) above.

8.            INDEMNIFICATION.

Notwithstanding Section 7, the Sub-Adviser agrees to indemnify the Adviser and the Funds for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including reasonable legal and other expenses) to which the Adviser or the Funds may become subject as a result of any untrue statement of a material fact contained in disclosure provided by the Sub-Adviser for inclusion in the Fund’s Regulatory Filings or any omission of a material fact required to be stated necessary to make such disclosure not misleading, provided that the Sub-Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

9.           RECORDS; RIGHT TO AUDIT.

(a)  The Sub-Adviser agrees to maintain in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments made by the Sub-Adviser and the Sub-Adviser’s duties under this Agreement that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 under the 1940 Act.  The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund, and the Sub-Adviser will surrender promptly to the Fund any such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records.  The Sub-Adviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund, or if disclosure is expressly required by applicable federal or state regulatory authorities or by this Agreement.  In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement and shall transfer all such records to any entity designated by the Adviser upon the termination of this Agreement.

(b)  The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Fund’s auditors, any representative of the Fund, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Fund.

10.           CONFIDENTIAL INFORMATION

(a)  Any information or recommendations supplied by either the Adviser or the Sub-Adviser in connection with the performance of its obligations and duties hereunder, including portfolio holdings of the Fund, financial information or other information relating to a party to this Agreement, which are not either otherwise publicly available or previously known to the other party as of the date of their disclosure, are to be regarded as confidential (“Confidential Information”).  Except as may be required by applicable law or rule or as requested by regulatory authorities having jurisdiction over a party to this Agreement, Confidential Information may be used by the party to which said information has been communicated only for the purposes expressly contemplated by this Agreement (and by such other persons or agents as that party reasonably believes are necessary to carry out such purposes) and by such other persons as the Fund may expressly authorize.

(b)  Notwithstanding the foregoing, the Sub-Adviser shall not disclose to any third party the “non-public portfolio holdings” of the Fund, unless (1) there is a legitimate business purpose for such disclosure, and (2) such third party agrees in writing with Sub-Adviser to keep such information confidential and to not engage in trading based upon such information.  “Non-public portfolio holdings” means holdings which have not first been made public by making a filing with the Securities and Exchange Commission which is required to include such portfolio holdings information or which are not otherwise publicly available.

11.           MARKETING MATERIALS.

(a)  The Fund shall furnish to the Sub-Adviser, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Sub-Adviser or any of its affiliates is named.  No such material shall be used except with prior written permission of the Sub-Adviser or its delegate.  The Sub-Adviser agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Sub-Adviser to respond within ten (10) calendar days to the Fund shall relieve the Fund of the obligation to obtain the prior written permission of the Sub-Adviser.

(b)  The Sub-Adviser shall furnish to the Fund, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Fund, the Adviser or any of the Adviser’s affiliates is named.  No such material shall be used except with prior written permission of the Fund or its delegate.  The Fund agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Fund to respond within ten (10) calendar days to the Sub-Adviser shall relieve the Sub-Adviser of the obligation to obtain the prior written permission of the Fund.

12.           GOVERNING LAW.

This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to conflict of law principles, and the applicable provisions of the Investment Company Act of 1940 or other federal laws and regulations which may be applicable.  To the extent that the applicable law of the State of Delaware or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act of 1940 or other federal laws and regulations which may be applicable, the latter shall control.

13.           SEVERABILITY/INTERPRETATION.

If any provision of this Agreement is held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

14.           NOTICES.

Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be given in writing, delivered, or mailed to the other party, or transmitted by facsimile to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(i)	If to the Sub-Adviser:

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109
Attn: Regulatory Affairs
Facsimile (617) 790-7760

(j)	If to the Adviser:

 Lincoln Investment Advisors Corporation
One Granite Place
Concord, NH 03301
Attn: Craig Moreshead
Facsimile (603) 226-5448

15.           CERTAIN DEFINITIONS.

For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” and “assignment” shall have the meaning defined in the 1940 Act, and subject to such orders or no-action letters as may be granted by the SEC and/or its staff.

           IN WITNESS WHEREOF, the parties have caused this instrument to be signed by their duly authorized representatives, all as of the day and year first above written.

LINCOLN INVESTMENT ADVISORS CORPORATION
/s/ David Booth
Name:                      David BoothTitle:  President

WELLINGTON MANAGEMENT COMPANY, LLP

/s/---------
Name:
Title:

Accepted and agreed to
as of the day and year
first above written:

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST,
on behalf of the LVIP Mid-Cap Value Fund

/s/ Kelly D. Clevenger
Name:                      Kelly D. Clevenger
Title:  President

        448999-1

NSAR Series 23

SUB-ADVISORY AGREEMENT
LVIP S&P 500 INDEX FUND

This Sub-Advisory Agreement (“Agreement”) executed as of April 30, 2007, is between LINCOLN INVESTMENT ADVISORS CORPORATION, a New Hampshire corporation (the “Adviser”), and MELLON CAPITAL MANAGEMENT COPORATION, a Delaware corporation (the “Sub-Adviser”).

WHEREAS, Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of the LVIP S&P 500 Index Fund (the “Fund”), has entered into an Investment Management Agreement, dated April 30, 2007, with the Adviser, pursuant to which the Adviser has agreed to provide certain investment management services to the Fund; and

WHEREAS, the Adviser desires to appoint Sub-Adviser as investment sub-adviser to provide the investment advisory services to the Fund specified herein, and Sub-Adviser is willing to serve the Fund in such capacity.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

(a)  Subject to the direction and control of the Board of Trustees (the “Trustees”) of the Trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the Fund which shall at all times meet the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986 (the “Code”).  The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities.  The Sub-Adviser will be an independent contractor and will not have authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent of the Trust or Adviser except as expressly authorized in this Agreement or another writing by the Trust, Adviser and the Sub-Adviser.    The Sub-Adviser acknowledges that the Trustees and the Adviser are fiduciaries with management direction and control of the Fund.

(b)  The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services).

(c)  The Sub-Adviser shall vote proxies relating to the Fund’s investment securities in accordance with Sub-Adviser’s proxy voting guidelines and shall review its proxy voting activities on a periodic basis with the Trustees.  The Trust or Adviser may withdraw the authority granted to the Sub-Adviser pursuant to this Section at any time upon written notice.

(d)  The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein (except to the extent such transactions are effected in accordance with such policies or procedures as may be established by the Board of Trustees.)  In the selection of brokers, dealers or futures commission merchants and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Sub-Adviser shall seek best execution under the circumstances of the particular transaction taking into consideration the full range and quality of a broker’s services in placing brokerage including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness to the Sub-Adviser.  Sub-Adviser is not under any duty to execute transactions for the Account before or after transactions for other like accounts managed by Sub-Adviser. The Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker, dealer or futures commission merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub-Adviser does so pursuant to Section 28(e) of the Securities and Exchange Act of 1934 and other applicable law.  The Sub-Adviser shall maintain records adequate to demonstrate compliance with this section.

Sub-Adviser may aggregate sales and purchase orders of securities or derivatives held in the Fund with similar orders being made simultaneously for other portfolios managed by Sub-Adviser if, in Sub-Adviser’s reasonable judgment, and subject to applicable rules regulations and the Sub-Adviser’s policy, such aggregation shall result in an overall economic benefit to the Fund.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in compliance with Section 17(d) of the Investment Company Act of 1940 and the rules established thereunder, Section 206 of the Investment Advisers Act of 1940 and any rules established thereunder, and pursuant to policies adopted by the Sub-Adviser and approved by the Board of Trustees of the Fund.

(e)  The Sub-Adviser will provide reasonable advice and assistance to the Adviser as to the determination of the fair value of certain investments where market quotations are not readily available for purposes of calculating net asset value of the Fund.

(f)  The Sub-Adviser shall furnish the Adviser and the Board of Trustees with such information and reports regarding the Fund’s investments as the Adviser deems reasonably appropriate or as the Board of Trustees shall reasonably request.  The Sub-Adviser shall make its officers and employees available from time to time, including attendance at Board of Trustees Meetings, at such reasonable times as the parties may agree to review investment policies of the Fund and to consult with the Adviser or the Board of Trustees regarding the investment affairs of the Fund.

(g)  The Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning the assets of the Fund, except as permitted by the policies and procedures of the Fund.

(h) In the performance of its duties, the Sub-Adviser shall be subject to, and shall perform in accordance with the following, which shall have been provided to the Sub-Adviser:  (i) provisions of the organizational documents of the Trust that are applicable to the Fund; (ii) the investment objectives, policies and restrictions of the Fund as stated in the Fund’s currently effective Prospectus and Statement of Additional Information (“SAI”) as amended from time to time; (iii) the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940 (the “Advisers Act”); and (iv) its general fiduciary responsibility to the Fund.

(i)  The Sub-Adviser shall reasonably assist the Fund in the preparation of its registration statement, prospectus, shareholder reports, marketing materials and other regulatory filings, or any amendment or supplement thereto (collectively, “Regulatory Filings”) and shall provide the Fund with disclosure for use in the Fund’s Regulatory Filings, including, without limitation, any reasonably requested disclosure related to the Sub-Adviser’s investment management personnel, portfolio manager compensation, Codes of Ethics, firm description, investment management strategies and techniques, and proxy voting policies.

(j)  The Sub-Adviser shall furnish the Adviser, the Board of Trustees and/or the Chief Compliance Officer of the Trust and/or the Adviser with such information, certifications and reports as such persons may reasonably deem appropriate or may reasonably request from the Sub-Adviser regarding the Sub-Adviser’s compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act.  Such information, certifications and reports shall include, without limitation, those regarding the Sub-Adviser’s compliance with the Sarbanes-Oxley Act of 2002, Title V of the Gramm-Leach-Bliley Act, the Code of Ethics of the Sub-Adviser and the Trust and certifications as to the validity of certain information included in the Fund’s Regulatory Filings.  The Sub-Adviser shall make its officers and employees (including its Chief Compliance Officer) reasonably available to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser from time to time to examine and review the Sub-Adviser’s compliance program and its adherence thereto.

2.           OTHER AGREEMENTS.

 The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar or different services to others and take action with respect to other clients that may differ from action taken or from the timing or nature of action taken by Sub-Adviser for the Fund so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

3.           COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER.

(a)  As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month based on the average daily net assets of the Fund during the month.  Solely for the purpose of determining the promptness of payments, payments shall be considered made upon mailing or wiring pursuant to wiring instructions provided by the Sub-Adviser.  Such fee shall be calculated in accordance with the fee schedule applicable to the Fund as set forth in Schedule A attached hereto.

(b)  The fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser.  Such fee to the Sub-Adviser shall be payable for each month within 10 business days after the end of such month.  If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.           AUTOMATIC TERMINATION.

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the investment advisory contract between the Adviser and the Fund shall have terminated for any reason.

5.           EFFECTIVE PERIOD; TERMINATION AND AMENDMENT OF THIS AGREEMENT.

(a)  This Agreement shall become effective as of the date first written above, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as set forth below.   This Agreement shall automatically terminate in the event of its assignment or in the event of termination of the Investment Management Agreement.

(b)  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund as required by the 1940 Act; provided, however, that this Agreement may be terminated at any time without the payment of any penalty:

(i)  by written notice to the Sub-Adviser that the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 7 days written notice to Sub- Adviser has determined to terminate the Sub-Adviser;

(ii)  by the Adviser on 60 days’ written notice to the Sub-Adviser; or

(iii)  by the Sub-Adviser on 60 days’ written notice to the Adviser.

(c)   Except to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Securities and Exchange Commission (“SEC”), this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act of 1940 as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees.

6.           CERTAIN INFORMATION.

(a)  The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, (b) the Sub-Adviser has a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code (c) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund,  and (d) the principal executive officers or any senior investment professionals of the Sub-Adviser in charge of investment decisions of the Fund shall have changed.

(b)  To facilitate the Sub-Adviser’s fulfillment of its obligations under this Agreement, the Adviser will undertake the following:

(i)           The Adviser agrees, on an ongoing basis, to provide the Sub-Adviser with all amendments and supplements to the Fund’s Prospectus.  However, amendments and supplements which the Adviser reasonably believes could impact on the Sub-Adviser’s ability to fulfill its obligations under this Agreement shall be provided to the Sub-Adviser prior to filing with SEC; and

(ii)           the Adviser agrees to provide or cause to be provided to the Sub-Adviser on an ongoing basis, such information as is reasonably requested by the Sub-Adviser for performance by the Sub-Adviser of its obligations under this Agreement, and the Sub-Adviser shall not be in breach of any term of this Agreement or be deemed to have acted negligently if the Adviser fails to provide or cause to be provided such requested information and the Sub-Adviser relies on the information most recently furnished to the Sub-Adviser.

7.           NONLIABILITY OF SUB-ADVISER.

(a)  Except as may otherwise be provided by the Investment Company Act of 1940 or the Investment Advisers Act of 1940, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

8.            INDEMNIFICATION.

(a)  Notwithstanding Section 7, the Sub-Adviser agrees to indemnify the Adviser and the Fund for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including reasonable legal and other expenses) to which the Adviser or the Fund may become subject as a result of (i) any untrue statement of a material fact contained in disclosure provided by the Sub-Adviser for inclusion in the Fund’s Regulatory Filings or any omission of a material fact required to be stated necessary to make such disclosure not misleading, provided that the Sub-Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section, (ii) any matters as to which Sub-Adviser shall be finally adjudged to have been guilty of willful misconduct or negligence, or (iii) any breach by Sub-Adviser of the terms of this Agreement, including, but not limited to, Sub-Adviser’s representations and warranties hereunder.

(b)  The Adviser agrees to indemnify the Sub-Adviser and its officers, directors and employees (the “Covered Parties”), and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including reasonable legal and other expenses) to which the Covered Parties may become subject except for any losses, claims, damages or liabilities arising from the Sub-Adviser’s willful misfeasance, bad faith or negligence.

(c)  Notwithstanding any other provision of this Agreement, the Sub-Adviser shall not be liable for any loss to the Adviser or Fund caused by circumstances beyond the Sub-Adviser’s reasonable control including, but not limited to, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, earthquakes, floods or other catastrophes, acts of God, wars or failures of communications or power supply.  In the event of equipment breakdown caused by circumstances beyond its reasonable control, the Sub-Adviser shall take all commercially reasonable steps necessary to minimize interruptions in the services contemplated under this Agreement.

This Section 8 shall survive the termination of this Agreement.

9.           RECORDS; RIGHT TO AUDIT.

(a)  The Sub-Adviser agrees to maintain in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments made by the Sub-Adviser that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 under the 1940 Act.  The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund, and the Sub-Adviser will surrender promptly to the Fund any such records upon the Fund’s written request; provided, however, that the Sub-Adviser may retain a copy of such records.  The Sub-Adviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund, or if disclosure is (i) requested by applicable federal or state regulatory authorities or an auditor or (ii) required by this Agreement.  In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement and shall transfer all such records to any entity designated by the Adviser upon the termination of this Agreement.

(b)  The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Fund’s auditors, any representative of the Fund, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Fund.

10.           CONFIDENTIAL INFORMATION

(a)  The Sub-Adviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund, or if disclosure is (i) requested by applicable federal or state regulatory authorities or an auditor, or (ii) as required by this Agreement (including our proxy voting agent).

(b)  Notwithstanding the foregoing, the Sub-Adviser shall not disclose to any non-governmental third party the “non-public portfolio holdings” of the Fund, unless there is a legitimate business purpose for such disclosure, and (2) such third party agrees in writing with Sub-Adviser to keep such information confidential. “Non-public portfolio holdings” means holdings which have not first been made public by making a filing with the Securities and Exchange Commission which is required to include such portfolio holdings information, or holdings which have otherwise been made public by Adviser or the Fund.

(c)  Adviser acknowledges the confidential nature of the non-public information concerning the Sub-Adviser’s investment management services, including, among other things, market research, strategic plans, proprietary models, and portfolio analysis (the “Sub-Adviser Confidential Information”) and will not disclose such records or information in any manner other than authorized by the Sub-Adviser, or if disclosure (i) is requested by applicable federal or state regulatory authorities or an auditor, or (ii) as required by this Agreement.

11.           MARKETING MATERIALS.

(a)  The Fund shall furnish to the Sub-Adviser, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Sub-Adviser or any of its affiliates is named.  No such material shall be used except with prior written permission of the Sub-Adviser or its delegate, which approval shall not be unreasonably withheld or delayed.

(b)  The Sub-Adviser shall furnish to the Fund, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Fund, the Adviser or any of the Adviser’s affiliates is named.  No such material shall be used except with prior written permission of the Fund or its delegate, which approval shall not be unreasonably withheld or delayed.

12.           GOVERNING LAW.

This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to conflict of law principles, and the applicable provisions of the Investment Company Act of 1940 or other federal laws and regulations which may be applicable.  To the extent that the applicable law of the State of Delaware or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act of 1940 or other federal laws and regulations which may be applicable, the latter shall control.

13.           SEVERABILITY/INTERPRETATION.

If any provision of this Agreement is held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

14.           NOTICES.

Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be given in writing, delivered, or mailed to the other party, or transmitted by facsimile to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(k)	If to the Sub-Adviser:

Mellon Capital Management Corporation
595 Market Street
Suite 3000
San Francisco, CA 94105
Attn:  Manager of Client Service
Facsimile (415) 777-5699
(l)	If to the Adviser:

 Lincoln Investment Advisors Corporation
One Granite Place
Concord, NH 03301
Attn: Craig Moreshead
Facsimile (603) 226-5448

15.           CERTAIN DEFINITIONS.

For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” and “assignment” shall have the meaning defined in the 1940 Act, and subject to such orders or no-action letters as may be granted by the SEC and/or its staff.

16.           MISCELLANEOUS

(a)  Sub-Adviser is expressly authorized to cause the assets of the Fund to be invested in Mellon Financial Corporation Stock, to the extent such investment is consistent with the investment objectives, policies and restrictions of the Fund and in compliance with applicable law.

(b) Authorized Representative acknowledges receipt of Part II or Manager’s Form ADV at least 48 hours prior to entering into this Agreement, as required by Rule 204-3 under the Adviser’s Act.

(b)  Sub-Adviser shall at no time have the right to physically possess the assets of the Fund or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or take possession of any income, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Fund.  In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Fund.  All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the Fund’s custodian.

(c)  This Agreement may be executed in any number of counterparts, including via facsimile, each of which shall be deemed to be an original.

        448999-1

           IN WITNESS WHEREOF, the parties have caused this instrument to be signed by their duly authorized representatives, all as of the day and year first above written.

LINCOLN INVESTMENT ADVISORS CORPORATION
/s/ Kelly D. Clevenger
Name:                      Kelly D. ClevengerTitle:  Chairman

MELLON CAPITAL MANAGEMENT
CORPORATION

/s/ James R. Tufts
Name:  James R. Tufts
Title:  Executive Vice President

Accepted and agreed to
as of the day and year
first above written:

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST,
on behalf of the LVIP S&P 500 Index Fund

/s/ Kelly D. Clevenger
Name:                      Kelly D. Clevenger
Title:  President

        448999-1

SCHEDULE A

Fee Schedule

The Adviser shall pay to the Sub-Adviser compensation at an annual rate as follows:

NAME OF PORTFOLIO	ANNUAL FEE AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
LVIP S&P 500 Index Fund Mellon Capital Management Corporation	.015% of first $1 Billion .010% over $1 Billion

*  Subject to a minimum annual fee of $100,000.

        448999-1

NSAR Series 24

SUB-ADVISORY AGREEMENT
LVIP SMALL CAP INDEX FUND

This Sub-Advisory Agreement (“Agreement”) executed as of April 30, 2007, is between LINCOLN INVESTMENT ADVISORS CORPORATION, a New Hampshire corporation (the “Adviser”), and MELLON CAPITAL MANAGEMENT COPORATION, a Delaware corporation (the “Sub-Adviser”).

WHEREAS, Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of the LVIP Small Cap Index Fund (the “Fund”), has entered into an Investment Management Agreement, dated April 30, 2007, with the Adviser, pursuant to which the Adviser has agreed to provide certain investment management services to the Fund; and

WHEREAS, the Adviser desires to appoint Sub-Adviser as investment sub-adviser to provide the investment advisory services to the Fund specified herein, and Sub-Adviser is willing to serve the Fund in such capacity.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

(a)  Subject to the direction and control of the Board of Trustees (the “Trustees”) of the Trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the Fund which shall at all times meet the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986 (the “Code”).  The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities.  The Sub-Adviser will be an independent contractor and will not have authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent of the Trust or Adviser except as expressly authorized in this Agreement or another writing by the Trust, Adviser and the Sub-Adviser.    The Sub-Adviser acknowledges that the Trustees and the Adviser are fiduciaries with management direction and control of the Fund.

(b)  The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services).

(c)  The Sub-Adviser shall vote proxies relating to the Fund’s investment securities in accordance with Sub-Adviser’s proxy voting guidelines and shall review its proxy voting activities on a periodic basis with the Trustees.  The Trust or Adviser may withdraw the authority granted to the Sub-Adviser pursuant to this Section at any time upon written notice.

(d)  The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein (except to the extent such transactions are effected in accordance with such policies or procedures as may be established by the Board of Trustees.)  In the selection of brokers, dealers or futures commission merchants and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Sub-Adviser shall seek best execution under the circumstances of the particular transaction taking into consideration the full range and quality of a broker’s services in placing brokerage including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness to the Sub-Adviser.  Sub-Adviser is not under any duty to execute transactions for the Account before or after transactions for other like accounts managed by Sub-Adviser. The Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker, dealer or futures commission merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub-Adviser does so pursuant to Section 28(e) of the Securities and Exchange Act of 1934 and other applicable law.  The Sub-Adviser shall maintain records adequate to demonstrate compliance with this section.

Sub-Adviser may aggregate sales and purchase orders of securities or derivatives held in the Fund with similar orders being made simultaneously for other portfolios managed by Sub-Adviser if, in Sub-Adviser’s reasonable judgment, and subject to applicable rules regulations and the Sub-Adviser’s policy, such aggregation shall result in an overall economic benefit to the Fund.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in compliance with Section 17(d) of the Investment Company Act of 1940 and the rules established thereunder, Section 206 of the Investment Advisers Act of 1940 and any rules established thereunder, and pursuant to policies adopted by the Sub-Adviser and approved by the Board of Trustees of the Fund.

(e)  The Sub-Adviser will provide reasonable advice and assistance to the Adviser as to the determination of the fair value of certain investments where market quotations are not readily available for purposes of calculating net asset value of the Fund.

(f)  The Sub-Adviser shall furnish the Adviser and the Board of Trustees with such information and reports regarding the Fund’s investments as the Adviser deems reasonably appropriate or as the Board of Trustees shall reasonably request.  The Sub-Adviser shall make its officers and employees available from time to time, including attendance at Board of Trustees Meetings, at such reasonable times as the parties may agree to review investment policies of the Fund and to consult with the Adviser or the Board of Trustees regarding the investment affairs of the Fund.

(g)  The Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning the assets of the Fund, except as permitted by the policies and procedures of the Fund.

(h) In the performance of its duties, the Sub-Adviser shall be subject to, and shall perform in accordance with the following, which shall have been provided to the Sub-Adviser:  (i) provisions of the organizational documents of the Trust that are applicable to the Fund; (ii) the investment objectives, policies and restrictions of the Fund as stated in the Fund’s currently effective Prospectus and Statement of Additional Information (“SAI”) as amended from time to time; (iii) the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940 (the “Advisers Act”); and (iv) its general fiduciary responsibility to the Fund.

(i)  The Sub-Adviser shall reasonably assist the Fund in the preparation of its registration statement, prospectus, shareholder reports, marketing materials and other regulatory filings, or any amendment or supplement thereto (collectively, “Regulatory Filings”) and shall provide the Fund with disclosure for use in the Fund’s Regulatory Filings, including, without limitation, any reasonably requested disclosure related to the Sub-Adviser’s investment management personnel, portfolio manager compensation, Codes of Ethics, firm description, investment management strategies and techniques, and proxy voting policies.

(j)  The Sub-Adviser shall furnish the Adviser, the Board of Trustees and/or the Chief Compliance Officer of the Trust and/or the Adviser with such information, certifications and reports as such persons may reasonably deem appropriate or may reasonably request from the Sub-Adviser regarding the Sub-Adviser’s compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act.  Such information, certifications and reports shall include, without limitation, those regarding the Sub-Adviser’s compliance with the Sarbanes-Oxley Act of 2002, Title V of the Gramm-Leach-Bliley Act, the Code of Ethics of the Sub-Adviser and the Trust and certifications as to the validity of certain information included in the Fund’s Regulatory Filings.  The Sub-Adviser shall make its officers and employees (including its Chief Compliance Officer) reasonably available to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser from time to time to examine and review the Sub-Adviser’s compliance program and its adherence thereto.

2.           OTHER AGREEMENTS.

 The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar or different services to others and take action with respect to other clients that may differ from action taken or from the timing or nature of action taken by Sub-Adviser for the Fund so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

3.           COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER.

(a)  As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month based on the average daily net assets of the Fund during the month.  Solely for the purpose of determining the promptness of payments, payments shall be considered made upon mailing or wiring pursuant to wiring instructions provided by the Sub-Adviser.  Such fee shall be calculated in accordance with the fee schedule applicable to the Fund as set forth in Schedule A attached hereto.

(b)  The fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser.  Such fee to the Sub-Adviser shall be payable for each month within 10 business days after the end of such month.  If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.           AUTOMATIC TERMINATION.

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the investment advisory contract between the Adviser and the Fund shall have terminated for any reason.

5.           EFFECTIVE PERIOD; TERMINATION AND AMENDMENT OF THIS AGREEMENT.

(a)  This Agreement shall become effective as of the date first written above, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as set forth below.   This Agreement shall automatically terminate in the event of its assignment or in the event of termination of the Investment Management Agreement.

(b)  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund as required by the 1940 Act; provided, however, that this Agreement may be terminated at any time without the payment of any penalty:

(i)  by written notice to the Sub-Adviser that the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 7 days written notice to Sub- Adviser has determined to terminate the Sub-Adviser;

(ii)  by the Adviser on 60 days’ written notice to the Sub-Adviser; or

(iii)  by the Sub-Adviser on 60 days’ written notice to the Adviser.

(c)   Except to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Securities and Exchange Commission (“SEC”), this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act of 1940 as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees.

6.           CERTAIN INFORMATION.

(a)  The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, (b) the Sub-Adviser has a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code (c) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund,  and (d) the principal executive officers or any senior investment professionals of the Sub-Adviser in charge of investment decisions of the Fund shall have changed.

(b)  To facilitate the Sub-Adviser’s fulfillment of its obligations under this Agreement, the Adviser will undertake the following:

(i)           The Adviser agrees, on an ongoing basis, to provide the Sub-Adviser with all amendments and supplements to the Fund’s Prospectus.  However, amendments and supplements which the Adviser reasonably believes could impact on the Sub-Adviser’s ability to fulfill its obligations under this Agreement shall be provided to the Sub-Adviser prior to filing with SEC; and

(ii)           the Adviser agrees to provide or cause to be provided to the Sub-Adviser on an ongoing basis, such information as is reasonably requested by the Sub-Adviser for performance by the Sub-Adviser of its obligations under this Agreement, and the Sub-Adviser shall not be in breach of any term of this Agreement or be deemed to have acted negligently if the Adviser fails to provide or cause to be provided such requested information and the Sub-Adviser relies on the information most recently furnished to the Sub-Adviser.

7.           NONLIABILITY OF SUB-ADVISER.

(a)  Except as may otherwise be provided by the Investment Company Act of 1940 or the Investment Advisers Act of 1940, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

8.            INDEMNIFICATION.

(a)  Notwithstanding Section 7, the Sub-Adviser agrees to indemnify the Adviser and the Fund for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including reasonable legal and other expenses) to which the Adviser or the Fund may become subject as a result of (i) any untrue statement of a material fact contained in disclosure provided by the Sub-Adviser for inclusion in the Fund’s Regulatory Filings or any omission of a material fact required to be stated necessary to make such disclosure not misleading, provided that the Sub-Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section, (ii) any matters as to which Sub-Adviser shall be finally adjudged to have been guilty of willful misconduct or negligence, or (iii) any breach by Sub-Adviser of the terms of this Agreement, including, but not limited to, Sub-Adviser’s representations and warranties hereunder.

(b)  The Adviser agrees to indemnify the Sub-Adviser and its officers, directors and employees (the “Covered Parties”), and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including reasonable legal and other expenses) to which the Covered Parties may become subject except for any losses, claims, damages or liabilities arising from the Sub-Adviser’s willful misfeasance, bad faith or negligence.

(c)  Notwithstanding any other provision of this Agreement, the Sub-Adviser shall not be liable for any loss to the Adviser or Fund caused by circumstances beyond the Sub-Adviser’s reasonable control including, but not limited to, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, earthquakes, floods or other catastrophes, acts of God, wars or failures of communications or power supply.  In the event of equipment breakdown caused by circumstances beyond its reasonable control, the Sub-Adviser shall take all commercially reasonable steps necessary to minimize interruptions in the services contemplated under this Agreement.

This Section 8 shall survive the termination of this Agreement.

9.           RECORDS; RIGHT TO AUDIT.

(a)  The Sub-Adviser agrees to maintain in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments made by the Sub-Adviser that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 under the 1940 Act.  The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund, and the Sub-Adviser will surrender promptly to the Fund any such records upon the Fund’s written request; provided, however, that the Sub-Adviser may retain a copy of such records.  The Sub-Adviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund, or if disclosure is (i) requested by applicable federal or state regulatory authorities or an auditor or (ii) required by this Agreement.  In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement and shall transfer all such records to any entity designated by the Adviser upon the termination of this Agreement.

(b)  The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Fund’s auditors, any representative of the Fund, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Fund.

10.           CONFIDENTIAL INFORMATION

(a)  The Sub-Adviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund, or if disclosure is (i) requested by applicable federal or state regulatory authorities or an auditor, or (ii) as required by this Agreement (including our proxy voting agent).

(b)  Notwithstanding the foregoing, the Sub-Adviser shall not disclose to any non-governmental third party the “non-public portfolio holdings” of the Fund, unless there is a legitimate business purpose for such disclosure, and (2) such third party agrees in writing with Sub-Adviser to keep such information confidential. “Non-public portfolio holdings” means holdings which have not first been made public by making a filing with the Securities and Exchange Commission which is required to include such portfolio holdings information, or holdings which have otherwise been made public by Adviser or the Fund.

(c)  Adviser acknowledges the confidential nature of the non-public information concerning the Sub-Adviser’s investment management services, including, among other things, market research, strategic plans, proprietary models, and portfolio analysis (the “Sub-Adviser Confidential Information”) and will not disclose such records or information in any manner other than authorized by the Sub-Adviser, or if disclosure (i) is requested by applicable federal or state regulatory authorities or an auditor, or (ii) as required by this Agreement.

11.           MARKETING MATERIALS.

(a)  The Fund shall furnish to the Sub-Adviser, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Sub-Adviser or any of its affiliates is named.  No such material shall be used except with prior written permission of the Sub-Adviser or its delegate, which approval shall not be unreasonably withheld or delayed.

(b)  The Sub-Adviser shall furnish to the Fund, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Fund, the Adviser or any of the Adviser’s affiliates is named.  No such material shall be used except with prior written permission of the Fund or its delegate, which approval shall not be unreasonably withheld or delayed.

12.           GOVERNING LAW.

This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to conflict of law principles, and the applicable provisions of the Investment Company Act of 1940 or other federal laws and regulations which may be applicable.  To the extent that the applicable law of the State of Delaware or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act of 1940 or other federal laws and regulations which may be applicable, the latter shall control.

13.           SEVERABILITY/INTERPRETATION.

If any provision of this Agreement is held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

14.           NOTICES.

Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be given in writing, delivered, or mailed to the other party, or transmitted by facsimile to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(m)	If to the Sub-Adviser:

Mellon Capital Management Corporation
595 Market Street
Suite 3000
San Francisco, CA 94105
Attn:  Manager of Client Service
Facsimile (415) 777-5699
(n)	If to the Adviser:

 Lincoln Investment Advisors Corporation
One Granite Place
Concord, NH 03301
Attn: Craig Moreshead
Facsimile (603) 226-5448

15.           CERTAIN DEFINITIONS.

For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” and “assignment” shall have the meaning defined in the 1940 Act, and subject to such orders or no-action letters as may be granted by the SEC and/or its staff.

16.           MISCELLANEOUS

(a)  Sub-Adviser is expressly authorized to cause the assets of the Fund to be invested in Mellon Financial Corporation Stock, to the extent such investment is consistent with the investment objectives, policies and restrictions of the Fund and in compliance with applicable law.

(b) Authorized Representative acknowledges receipt of Part II or Manager’s Form ADV at least 48 hours prior to entering into this Agreement, as required by Rule 204-3 under the Adviser’s Act.

(b)  Sub-Adviser shall at no time have the right to physically possess the assets of the Fund or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or take possession of any income, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Fund.  In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Fund.  All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the Fund’s custodian.

(c)  This Agreement may be executed in any number of counterparts, including via facsimile, each of which shall be deemed to be an original.

        448999-1

           IN WITNESS WHEREOF, the parties have caused this instrument to be signed by their duly authorized representatives, all as of the day and year first above written.

LINCOLN INVESTMENT ADVISORS CORPORATION
/s/ Kelly D. Clevenger
Name:                      Kelly D. ClevengerTitle:  Chairman

MELLON CAPITAL MANAGEMENT
CORPORATION

/s/ James R. Tufts
Name: James R. Tufts
Title:  Executive Vice President

Accepted and agreed to
as of the day and year
first above written:

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST,
on behalf of the LVIP Small Cap Index Fund

/s/ Kelly D. Clevenger
Name:                      Kelly D. Clevenger
Title:  President

        448999-1

SCHEDULE A

Fee Schedule

The Adviser shall pay to the Sub-Adviser compensation at an annual rate as follows:

NAME OF PORTFOLIO	ANNUAL FEE AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
LVIP Small-Cap Index Fund Mellon Capital Management Corporation	.030% of first $500 Million .020% over $500 Million

*  Subject to a minimum annual fee of $100,000.

        448999-1

NSAR Series 25

SUB-ADVISORY AGREEMENT
LVIP VALUE OPPORTUNITIES FUND

This Sub-Advisory Agreement (“Agreement”) executed as of April 30, 2007, is between LINCOLN INVESTMENT ADVISORS CORPORATION, a New Hampshire corporation (the “Adviser”), and DALTON, GREINER, HARTMAN, MAHER & CO., LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of the LVIP Value Opportunities Fund (the “Fund”), has entered into an Investment Management Agreement, dated April 30, 2007, with the Adviser, pursuant to which the Adviser has agreed to provide certain investment management services to the Fund; and

WHEREAS, the Adviser desires to appoint Sub-Adviser as investment sub-adviser to provide the investment advisory services to the Fund specified herein, and Sub-Adviser is willing to serve the Fund in such capacity.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

(a)  Subject to the direction and control of the Board of Trustees (the “Trustees”) of the Trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the Fund which shall at all times meet the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986 (the “Code”).  The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities.  The Sub-Adviser will be an independent contractor and will not have authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent of the Trust or Adviser except as expressly authorized in this Agreement or another writing by the Trust, Adviser and the Sub-Adviser.

(b)  The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services).  The Sub-Adviser shall be responsible for commercially reasonable expenses relating to the printing and mailing of required supplements to the Fund’s registration statement, provided that such supplements relate solely to a change in control of the Sub-Adviser or any change in the portfolio manager or managers assigned by the Sub-Adviser to manage the Fund.

(c)  The Sub-Adviser shall vote proxies relating to the Fund’s investment securities in the manner in which the Sub-Adviser believes to be in the best interests of the Fund, and shall review its proxy voting activities on a periodic basis with the Trustees.  The Trust or Adviser may withdraw the authority granted to the Sub-Adviser pursuant to this Section at any time upon written notice.

(d)  The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein (except to the extent such transactions are effected in accordance with such policies or procedures as may be established by the Board of Trustees.)  In the selection of brokers, dealers or futures commission merchants and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Sub-Adviser shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below.  The Adviser reserves the right to direct the Sub-Adviser upon written notice not to execute transactions through any particular broker(s) or dealer(s), and the Sub-Adviser agrees to comply with such request within ten business days of receiving written notice.  In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker, dealer, or futures commission merchant involved; and the quality of service rendered by the broker, dealer or futures commission merchant in other transactions.  Subject to such policies as the Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker, dealer or futures commission merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, dealer or futures commission merchant, viewed in terms of either that particular transaction or the Sub-Adviser’s over-all responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.  The Sub-Adviser shall maintain records adequate to demonstrate compliance with this section.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in compliance with Section 17(d) of the Investment Company Act of 1940 and the rules established thereunder, Section 206 of the Investment Advisers Act of 1940 and any rules established thereunder, and pursuant to policies adopted by the Sub-Adviser and approved by the Board of Trustees of the Fund.

(e)  The Sub-Adviser will provide advice and assistance to the Investment Adviser as to the determination of the fair value of certain investments where market quotations are not readily available for purposes of calculating net asset value of the Fund in accordance with valuation procedures and methods established by the Trustees.

(f)  The Sub-Adviser shall furnish the Adviser and the Board of Trustees with such information and reports regarding the Fund’s investments as the Adviser deems appropriate or as the Board of Trustees shall reasonably request.  The Sub-Adviser shall make its officers and employees available from time to time, including attendance at Board of Trustees Meetings, at such reasonable times as the parties may agree to review investment policies of the Fund and to consult with the Adviser or the Board of Trustees regarding the investment affairs of the Fund.

(g)  The Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning the assets of the Fund, except as permitted by the policies and procedures of the Fund.

(h) In the performance of its duties, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following:  (i) provisions of the organizational documents of the Trust that are applicable to the Fund; (ii) the investment objectives, policies and restrictions of the Fund as stated in the Fund’s currently effective Prospectus and Statement of Additional Information (“SAI”) as amended from time to time; (iii) the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940 (the “Advisers Act”); (iv) any written instructions and directions of the Trustees, the Adviser or Fund management; and (v) its general fiduciary responsibility to the Fund.

(i)  The Sub-Adviser shall assist the Fund in the preparation of its registration statement, prospectus, shareholder reports, marketing materials and other regulatory filings, or any amendment or supplement thereto (collectively, “Regulatory Filings”) and shall provide the Fund with disclosure for use in the Fund’s Regulatory Filings, including, without limitation, any requested disclosure related to the Sub-Adviser’s investment management personnel, portfolio manager compensation, Codes of Ethics, firm description, investment management strategies and techniques, and proxy voting policies.

(j)  The Sub-Adviser shall furnish the Adviser, the Board of Trustees and/or the Chief Compliance Officer of the Trust and/or the Adviser with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Sub-Adviser regarding the Sub-Adviser’s compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act.  Such information, certifications and reports shall include, without limitation, those regarding the Sub-Adviser’s compliance with the Sarbanes-Oxley Act of 2002, Title V of the Gramm-Leach-Bliley Act, the Code of Ethics of the Sub-Adviser and the Trust and certifications as to the validity of certain information included in the Fund’s Regulatory Filings.  The Sub-Adviser shall make its officers and employees (including its Chief Compliance Officer) available to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser from time to time to examine and review the Sub-Adviser’s compliance program and its adherence thereto.

2.           OTHER AGREEMENTS.

 The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

3.           COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER.

(a)  As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month based on the average daily net assets of the Fund during the month.  Solely for the purpose of determining the promptness of payments, payments shall be considered made upon mailing or wiring pursuant to wiring instructions provided by the Sub-Adviser.  Such fee shall be calculated in accordance with the fee schedule applicable to the Fund as set forth in Schedule A attached hereto.

(b)  The fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser.  Such fee to the Sub-Adviser shall be payable for each month within 10 business days after the end of such month.  If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.           AUTOMATIC TERMINATION.

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the investment advisory contract between the Adviser and the Fund shall have terminated for any reason.

5.           EFFECTIVE PERIOD; TERMINATION AND AMENDMENT OF THIS AGREEMENT.

(a)  This Agreement shall become effective as of the date first written above, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as set forth below.   This Agreement shall automatically terminate in the event of its assignment or in the event of termination of the Investment Management Agreement.

(b)  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund as required by the 1940 Act; provided, however, that this Agreement may be terminated at any time without the payment of any penalty:

(i)  by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund;

(ii)  by the Adviser on 60 days’ written notice to the Sub-Adviser; or

(iii)  by the Sub-Adviser on 60 days’ written notice to the Adviser.

(c)   Except to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Securities and Exchange Commission (“SEC”), this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act of 1940 as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees.

6.           CERTAIN INFORMATION.

The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, (b) the Sub-Adviser has a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code (c) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund,  and (d) the principal officers of the Sub-Adviser or any portfolio manager of the Fund shall have changed.

7.           NONLIABILITY OF SUB-ADVISER.

(a)  Except as may otherwise be provided by the Investment Company Act of 1940 or the Investment Advisers Act of 1940, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

(b)  Failure by the Sub-Adviser to assure that the investment program for the Fund meets the diversification requirements of Section 817(h) of the Code, as required by Section 1 of this Agreement, shall constitute gross negligence per se under sub-paragraph 7(a) above.

(c)  Failure by the Sub-Adviser to assure that any disclosure provided by the Sub-Adviser for inclusion in the Fund’s Regulatory filings does not (i) contain any untrue statement of a material fact or (ii) omit to state a material fact required to be stated necessary to make such disclosure not misleading, shall constitute gross negligence per se under sub-paragraph 7(a) above.

8.            INDEMNIFICATION.

The Sub-Adviser agrees to indemnify the Adviser and the Funds for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including reasonable legal and other expenses) to which the Adviser or the Funds may become subject as a result of:

(a)  any failure by the Sub-Adviser, whether unintentional or in good faith or otherwise, to adequately diversify the investment program of the Fund pursuant to the requirements of Section 817(h) of the Code, and the regulations issued thereunder; or

(b)  any untrue statement of a material fact contained in disclosure provided by the Sub-Adviser for inclusion in the Fund’s Regulatory Filings or any omission of a material fact required to be stated necessary to make such disclosure not misleading;

provided that the Sub-Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

9.           RECORDS; RIGHT TO AUDIT.

(a)  The Sub-Adviser agrees to maintain in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments made by the Sub-Adviser that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 under the 1940 Act.  The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund, and the Sub-Adviser will surrender promptly to the Fund any such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records.  The Sub-Adviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund, or if disclosure is expressly required by applicable federal or state regulatory authorities or by this Agreement.  In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement and shall transfer all such records to any entity designated by the Adviser upon the termination of this Agreement.

(b)  The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Fund’s auditors, any representative of the Fund, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Fund.

10.           CONFIDENTIAL INFORMATION

(a)  The Sub-Adviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund, or if disclosure is expressly required by applicable federal or state regulatory authorities or by this Agreement.

(b)  Notwithstanding the foregoing, the Sub-Adviser shall not disclose to any third party the “non-public portfolio holdings” of the Fund, unless (1) there is a legitimate business purpose for such disclosure, and (2) such third party agrees in writing with Sub-Adviser to keep such information confidential and to not engage in trading based upon such information.  “Non-public portfolio holdings” means holdings which have not first been made public by making a filing with the Securities and Exchange Commission which is required to include such portfolio holdings information.

11.           MARKETING MATERIALS.

(a)  The Fund shall furnish to the Sub-Adviser, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Sub-Adviser or any of its affiliates is named.  No such material shall be used except with prior written permission of the Sub-Adviser or its delegate.  The Sub-Adviser agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Sub-Adviser to respond within ten (10) calendar days to the Fund shall relieve the Fund of the obligation to obtain the prior written permission of the Sub-Adviser.

(b)  The Sub-Adviser shall furnish to the Fund, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Fund, the Adviser or any of the Adviser’s affiliates is named.  No such material shall be used except with prior written permission of the Fund or its delegate.  The Fund agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Fund to respond within ten (10) calendar days to the Sub-Adviser shall relieve the Sub-Adviser of the obligation to obtain the prior written permission of the Fund.

12.           GOVERNING LAW.

This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to conflict of law principles, and the applicable provisions of the Investment Company Act of 1940 or other federal laws and regulations which may be applicable.  To the extent that the applicable law of the State of Delaware or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act of 1940 or other federal laws and regulations which may be applicable, the latter shall control.

13.           SEVERABILITY/INTERPRETATION.

If any provision of this Agreement is held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

14.           NOTICES.

Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be given in writing, delivered, or mailed to the other party, or transmitted by facsimile to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(o)	If to the Sub-Adviser:

Dalton, Greiner, Hartman, Maher & Co.
565 Fifth Avenue
Suite 2101
New York, New York 10017
Facsimile (212) 557-4898

(p)	If to the Adviser:

 Lincoln Investment Advisors Corporation
One Granite Place
Concord, NH 03301
Attn: Craig Moreshead
Facsimile (603) 226-5448

15.           CERTAIN DEFINITIONS.

For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” and “assignment” shall have the meaning defined in the 1940 Act, and subject to such orders or no-action letters as may be granted by the SEC and/or its staff.

           IN WITNESS WHEREOF, the parties have caused this instrument to be signed by their duly authorized representatives, all as of the day and year first above written.

LINCOLN INVESTMENT ADVISORS CORPORATION
/s/ David Booth
Name:                      David BoothTitle:  President

DALTON, GREINER, HARTMAN,
MAHER & CO.

/s/ Bruce Geller
Name:  Bruce Geller
Title:  CEO

Accepted and agreed to
as of the day and year
first above written:

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST,
on behalf of the LVIP Value Opportunities Fund

/s/ Kelly D. Clevenger
Name:                      Kelly D. Clevenger
Title:                      President

        448999-1

SCHEDULE A

Fee Schedule

The Adviser shall pay to the Sub-Adviser compensation at an annual rate as follows:

        448999-1

NSAR Series 26

SUB-ADVISORY AGREEMENT
LVIP T. ROWE PRICE GROWTH STOCK FUND

This Sub-Advisory Agreement (“Agreement”) executed as of April 30, 2007, is between LINCOLN INVESTMENT ADVISORS CORPORATION, a New Hampshire corporation (the “Adviser”), and T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation (the “Sub-Adviser”).

WHEREAS, Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of the LVIP T. Rowe Price Growth Stock Fund (the “Fund”), has entered into an Investment Management Agreement, dated April 30, 2007, with the Adviser, pursuant to which the Adviser has agreed to provide certain investment management services to the Fund; and

WHEREAS, the Sub-Adviser is principally engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Adviser desires to appoint Sub-Adviser as investment sub-adviser to provide the investment advisory services to the Fund specified herein, and Sub-Adviser is willing to serve the Fund in such capacity.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

(a)  Subject to the direction and control of the Board of Trustees (the “Trustees”) of the Trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the Fund which shall at all times meet the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986 (the “Code”).  The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities.  The Sub-Adviser will be an independent contractor and will not have authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent of the Trust or Adviser except as expressly authorized in this Agreement or another writing by the Trust, Adviser and the Sub-Adviser.

(b)  The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services).  The Sub-Adviser shall be responsible for commercially reasonable expenses relating to the printing and mailing of required supplements to the Fund’s registration statement, provided that such supplements relate solely to a change in control of the Sub-Adviser or any change in the portfolio manager or managers assigned by the Sub-Adviser to manage the Fund.

(c)  The Sub-Adviser shall vote proxies relating to the Fund’s investment securities in the manner in which the Sub-Adviser believes to be in the best interests of the Fund, and shall review its proxy voting activities on a periodic basis with the Trustees.  The Trust or Adviser may withdraw the authority granted to the Sub-Adviser pursuant to this Section at any time upon written notice.

(d)  The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein (except to the extent such transactions are effected in accordance with such policies or procedures as may be established by the Board of Trustees.)  In the selection of brokers, dealers or futures commission merchants and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Sub-Adviser shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below.  The Adviser reserves the right to direct the Sub-Adviser upon written notice not to execute transactions through any particular broker(s) or dealer(s), and the Sub-Adviser agrees to comply with such request within ten business days of receiving written notice.  In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker, dealer, or futures commission merchant involved; and the quality of service rendered by the broker, dealer or futures commission merchant in other transactions.  Subject to such policies as the Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker, dealer or futures commission merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, dealer or futures commission merchant, viewed in terms of either that particular transaction or the Sub-Adviser’s over-all responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.  The Sub-Adviser shall maintain records adequate to demonstrate compliance with this section.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in compliance with Section 17(d) of the Investment Company Act of 1940 and the rules established thereunder, Section 206 of the Investment Advisers Act of 1940 and any rules established thereunder, and pursuant to policies adopted by the Sub-Adviser and approved by the Board of Trustees of the Fund.

(e)  The Sub-Adviser will provide advice and assistance to the Investment Adviser as to the determination of the fair value of certain investments where market quotations are not readily available for purposes of calculating net asset value of the Fund in accordance with valuation procedures and methods established by the Trustees.

(f)  The Sub-Adviser shall furnish the Adviser and the Board of Trustees with such information and reports regarding the Fund’s investments as the Adviser deems appropriate or as the Board of Trustees shall reasonably request.  The Sub-Adviser shall make its officers and employees available from time to time, including attendance at Board of Trustees Meetings, at such reasonable times as the parties may agree to review investment policies of the Fund and to consult with the Adviser or the Board of Trustees regarding the investment affairs of the Fund.

(g)  The Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning the assets of the Fund, except as permitted by the policies and procedures of the Fund.

(h) In the performance of its duties, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following:  (i) provisions of the organizational documents of the Trust that are applicable to the Fund; (ii) the investment objectives, policies and restrictions of the Fund as stated in the Fund’s currently effective Prospectus and Statement of Additional Information (“SAI”) as amended from time to time; (iii) the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940 (the “Advisers Act”); (iv) any written instructions and directions of the Trustees, the Adviser or Fund management; and (v) its general fiduciary responsibility to the Fund.

(i)  The Sub-Adviser shall assist the Fund in the preparation of its registration statement, prospectus, shareholder reports, marketing materials and other regulatory filings, or any amendment or supplement thereto (collectively, “Regulatory Filings”) and shall provide the Fund with disclosure for use in the Fund’s Regulatory Filings, including, without limitation, any requested disclosure related to the Sub-Adviser’s investment management personnel, portfolio manager compensation, Codes of Ethics, firm description, investment management strategies and techniques, and proxy voting policies.

(j)  The Sub-Adviser shall furnish the Adviser, the Board of Trustees and/or the Chief Compliance Officer of the Trust and/or the Adviser with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Sub-Adviser regarding the Sub-Adviser’s compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act.  Such information, certifications and reports shall include, without limitation, those regarding the Sub-Adviser’s compliance with the Sarbanes-Oxley Act of 2002, Title V of the Gramm-Leach-Bliley Act, the Code of Ethics of the Sub-Adviser and the Trust and certifications as to the validity of certain information included in the Fund’s Regulatory Filings.  The Sub-Adviser shall make its officers and employees (including its Chief Compliance Officer) available to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser from time to time to examine and review the Sub-Adviser’s compliance program and its adherence thereto.

2.           OTHER AGREEMENTS.

 The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

3.           COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER.

(a)  As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month based on the average daily net assets of the Fund during the month.  Solely for the purpose of determining the promptness of payments, payments shall be considered made upon mailing or wiring pursuant to wiring instructions provided by the Sub-Adviser.  Such fee shall be calculated in accordance with the fee schedule applicable to the Fund as set forth in Schedule A attached hereto.

(b)  The fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser.  Such fee to the Sub-Adviser shall be payable for each month within 10 business days after the end of such month.  If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.           AUTOMATIC TERMINATION.

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the investment advisory contract between the Adviser and the Fund shall have terminated for any reason.

5.           EFFECTIVE PERIOD; TERMINATION AND AMENDMENT OF THIS AGREEMENT.

(a)  This Agreement shall become effective as of the date first written above, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as set forth below.   This Agreement shall automatically terminate in the event of its assignment or in the event of termination of the Investment Management Agreement.

(b)  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund as required by the 1940 Act; provided, however, that this Agreement may be terminated at any time without the payment of any penalty:

(i)  by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund;

(ii)  by the Adviser on 60 days’ written notice to the Sub-Adviser; or

(iii)  by the Sub-Adviser on 60 days’ written notice to the Adviser.

(c)   Except to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Securities and Exchange Commission (“SEC”), this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act of 1940 as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees.

6.           CERTAIN INFORMATION.

The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, (b) the Sub-Adviser has a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code (c) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund,  and (d) the principal officers of the Sub-Adviser or any portfolio manager of the Fund shall have changed.

7.           NONLIABILITY OF SUB-ADVISER.

(a)  Except as may otherwise be provided by the Investment Company Act of 1940 or the Investment Advisers Act of 1940, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

(b)  Failure by the Sub-Adviser to assure that the investment program for the Fund meets the diversification requirements of Section 817(h) of the Code, as required by Section 1 of this Agreement, shall constitute gross negligence per se under sub-paragraph 7(a) above.

8.            INDEMNIFICATION.

(a)  Notwithstanding Section 7, the Sub-Adviser agrees to indemnify the Adviser and the Funds for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including reasonable legal and other expenses) to which the Adviser or the Funds may become subject as a result of:

(iii)
any failure by the Sub-Adviser, whether unintentional or in good faith or otherwise, to adequately diversify the investment program of the Fund pursuant to the requirements of Section 817(h) of the Code, and the regulations issued thereunder; or

(iv)
any untrue statement of a material fact contained in disclosure provided by the Sub-Adviser for inclusion in the Fund’s Regulatory Filings or any omission of a material fact required to be stated necessary to make such disclosure not misleading;

provided that the Sub-Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

(b)  The Adviser agrees to indemnify the Sub-Adviser for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including reasonable legal and other expenses) to which the Sub-Adviser may become subject as a result of any untrue statement of a material fact (or any omission of a material fact required to be stated necessary to make such disclosure not misleading) pertaining to the Fund contained in the Fund’s Regulatory Filings, which statement was not either provided by Sub-Adviser or submitted by Adviser to Sub-Adviser for review.

9.           RECORDS; RIGHT TO AUDIT.

(a)  The Sub-Adviser agrees to maintain in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments made by the Sub-Adviser that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 under the 1940 Act.  The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund, and the Sub-Adviser will surrender promptly to the Fund any such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records.   In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement and shall transfer all such records to any entity designated by the Adviser upon the termination of this Agreement.

(b)  The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Fund’s auditors, any representative of the Fund, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Fund.

10.           CONFIDENTIAL INFORMATION

(a)  The Sub-Adviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund, or if disclosure is expressly required by applicable federal or state regulatory authorities or by this Agreement.

(b)  Notwithstanding the foregoing, the Sub-Adviser shall not disclose to any third party the “non-public portfolio holdings” of the Fund, unless (1) there is a legitimate business purpose for such disclosure, and (2) such third party agrees in writing with Sub-Adviser to keep such information confidential and to not engage in trading based upon such information.  “Non-public portfolio holdings” means holdings which have not first been made public by making a filing with the Securities and Exchange Commission which is required to include such portfolio holdings information.

11.           MARKETING MATERIALS.

(a)  The Fund shall furnish to the Sub-Adviser, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Sub-Adviser or any of its affiliates is named.  No such material shall be used except with prior written permission of the Sub-Adviser or its delegate.  The Sub-Adviser agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Sub-Adviser to respond within ten (10) calendar days to the Fund shall relieve the Fund of the obligation to obtain the prior written permission of the Sub-Adviser.

(b)  The Sub-Adviser shall furnish to the Fund, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Fund, the Adviser or any of the Adviser’s affiliates is named.  No such material shall be used except with prior written permission of the Fund or its delegate.  The Fund agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Fund to respond within ten (10) calendar days to the Sub-Adviser shall relieve the Sub-Adviser of the obligation to obtain the prior written permission of the Fund.

12.           GOVERNING LAW.

This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to conflict of law principles, and the applicable provisions of the Investment Company Act of 1940 or other federal laws and regulations which may be applicable.  To the extent that the applicable law of the State of Delaware or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act of 1940 or other federal laws and regulations which may be applicable, the latter shall control.

13.           SEVERABILITY/INTERPRETATION.

If any provision of this Agreement is held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

14.           NOTICES.

Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be given in writing, delivered, or mailed to the other party, or transmitted by facsimile to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(q)	If to the Sub-Adviser:

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
Attn:  John H. Cammack
Facsimile (410) 345-6575

(r)	If to the Adviser:

 Lincoln Investment Advisors Corporation
One Granite Place
Concord, NH 03301
Attn: Craig Moreshead
Facsimile (603) 226-5448

15.           CERTAIN DEFINITIONS.

For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” and “assignment” shall have the meaning defined in the 1940 Act, and subject to such orders or no-action letters as may be granted by the SEC and/or its staff.

           IN WITNESS WHEREOF, the parties have caused this instrument to be signed by their duly authorized representatives, all as of the day and year first above written.

LINCOLN INVESTMENT ADVISORS CORPORATION
/s/ David Booth
Name:                      David BoothTitle:  President

T. ROWE PRICE ASSOCIATES, INC.

/s/ Darrell N. Braman
Name:  Darrell N. Braman
Title:  Vice President

Accepted and agreed to
as of the day and year
first above written:

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST,
on behalf of the T. Rowe Price Growth Stock Fund

/s/ Kelly D. Clevenger
Name:                      Kelly D. Clevenger
Title:  President

        448999-1

NSAR Series 27

SUB-ADVISORY AGREEMENT
LVIP MFS VALUE FUND

This Sub-Advisory Agreement (“Agreement”) executed as of April 30, 2007, is between LINCOLN INVESTMENT ADVISORS CORPORATION, a New Hampshire corporation (the “Adviser”), and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Sub-Adviser”).

WHEREAS, Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of the LVIP MFS Value Fund (the “Fund”), has entered into an Investment Management Agreement, dated April 30, 2007, with the Adviser, pursuant to which the Adviser has agreed to provide certain investment management services to the Fund; and

WHEREAS, the Adviser desires to appoint Sub-Adviser as investment sub-adviser to provide the investment advisory services to the Fund specified herein, and Sub-Adviser is willing to serve the Fund in such capacity.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

(a)  Subject to the direction and control of the Board of Trustees (the “Trustees”) of the Trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the Fund.  In the performance of its duties and obligations under this Agreement, the Sub-Adviser will comply with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”).  The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities.  The Sub-Adviser will be an independent contractor and will not have authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent of the Trust or Adviser except as expressly authorized in this Agreement or another writing by the Trust, Adviser and the Sub-Adviser.

(b)  The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services).  The Sub-Adviser shall be responsible for commercially reasonable expenses relating to the printing and mailing of required supplements to the Fund’s registration statement, provided that such supplements relate solely to a change in control of the Sub-Adviser or any change in the portfolio manager or managers assigned by the Sub-Adviser to manage the Fund.

(c)  The Sub-Adviser shall vote proxies relating to the Fund’s investment securities in accordance with its own proxy voting policies and procedures, and shall review its proxy voting activities on a periodic basis with the Trustees.  The Trust or Adviser may withdraw the authority granted to the Sub-Adviser pursuant to this Section at any time upon written notice.

(d)  The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein (except to the extent such transactions are effected in accordance with such policies or procedures as may be established by the Board of Trustees and received by the Sub-Adviser.)  In the selection of brokers, dealers or futures commission merchants and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Sub-Adviser shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below.  The Adviser reserves the right to direct the Sub-Adviser upon written notice not to execute transactions through any particular broker(s) or dealer(s), and the Sub-Adviser agrees to comply with such request within ten business days of receiving written notice.  In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker, dealer, or futures commission merchant involved; and the quality of service rendered by the broker, dealer or futures commission merchant in other transactions.  Subject to such policies as the Trustees may determine and to the extent such policies are received by the Sub-Adviser, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker, dealer or futures commission merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, dealer or futures commission merchant, viewed in terms of either that particular transaction or the Sub-Adviser’s over-all responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.  The Sub-Adviser shall maintain records adequate to demonstrate compliance with this section.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in compliance with Section 17(d) of the Investment Company Act of 1940 and the rules established thereunder, Section 206 of the Investment Advisers Act of 1940 and any rules established thereunder, and pursuant to policies adopted by the Sub-Adviser and approved by the Board of Trustees of the Fund.

(e)  The Sub-Adviser will provide advice and assistance to the Investment Adviser as to the determination of the fair value of certain investments where market quotations are not readily available for purposes of calculating net asset value of the Fund in accordance with valuation procedures and methods established by the Trustees.

(f)  The Sub-Adviser shall furnish the Adviser and the Board of Trustees with such information and reports regarding the Fund’s investments as the Adviser deems appropriate or as the Board of Trustees shall reasonably request.  The Sub-Adviser shall make its officers and employees available from time to time, including attendance at Board of Trustees Meetings, at such reasonable times as the parties may agree to review investment policies of the Fund and to consult with the Adviser or the Board of Trustees regarding the investment affairs of the Fund.

(g)  The Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning the assets of the Fund, except as permitted by the policies and procedures of the Fund which shall be provided to the Sub-Adviser.

(h) In the performance of its duties, the Sub-Adviser shall be subject to, and shall perform in accordance with the following, to the extent that the Sub-Adviser receives them from the Adviser or the Trust:  (i) provisions of the organizational documents of the Trust that are applicable to the Fund; (ii) the investment objectives, policies and restrictions of the Fund as stated in the Fund’s currently effective Prospectus and Statement of Additional Information (“SAI”) as amended from time to time; (iii) the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940 (the “Advisers Act”); (iv) any written instructions and directions of the Trustees, the Adviser or Fund management; and (v) its general fiduciary responsibility to the Fund.

(i)  The Sub-Adviser shall assist the Fund in the preparation of its registration statement, prospectus, shareholder reports, marketing materials and other regulatory filings, or any amendment or supplement thereto (collectively, “Regulatory Filings”) and shall provide the Fund with disclosure for use in the Fund’s Regulatory Filings, including, without limitation, any requested disclosure related to the Sub-Adviser’s investment management personnel, portfolio manager compensation, Codes of Ethics, firm description, investment management strategies and techniques, and proxy voting policies.

(j)  The Sub-Adviser shall furnish the Adviser, the Board of Trustees and/or the Chief Compliance Officer of the Trust and/or the Adviser with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Sub-Adviser regarding the Sub-Adviser’s compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act, related to the services rendered hereunder.  Such information, certifications and reports shall include, without limitation, those regarding the Sub-Adviser’s compliance with the Sarbanes-Oxley Act of 2002; Title V of the Gramm-Leach-Bliley Act, the Code of Ethics of the Sub-Adviser and certifications as to the validity of certain information included in the Fund’s Regulatory Filings.  The Sub-Adviser shall make its officers and employees (including its Chief Compliance Officer) available to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser from time to time to examine and review the Sub-Adviser’s compliance program and its adherence thereto.

(k)  The Adviser agrees to provide or cause to be provided to the Sub-Adviser on an ongoing basis a list of all publicly traded affiliates of the Adviser which may not be purchased by the Fund and a list of all brokers and underwriters affiliated with the Adviser for reporting transactions under applicable provisions of the Investment Company Act.

2.           OTHER AGREEMENTS.

 The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

3.           COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER.

(a)  As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month based on the average daily net assets of the Fund during the month.  Solely for the purpose of determining the promptness of payments, payments shall be considered made upon mailing or wiring pursuant to wiring instructions provided by the Sub-Adviser.  Such fee shall be calculated in accordance with the fee schedule applicable to the Fund as set forth in Schedule A attached hereto.

(b)  The fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser.  Such fee to the Sub-Adviser shall be payable for each month within 10 business days after the end of such month.  If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.           AUTOMATIC TERMINATION.

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the investment advisory contract between the Adviser and the Fund shall have terminated for any reason.

5.           EFFECTIVE PERIOD; TERMINATION AND AMENDMENT OF THIS AGREEMENT.

(a)  This Agreement shall become effective as of the date first written above, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as set forth below.   This Agreement shall automatically terminate in the event of its assignment or in the event of termination of the Investment Management Agreement.

(b)  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund as required by the 1940 Act; provided, however, that this Agreement may be terminated at any time without the payment of any penalty:

(i)  by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund;

(ii)  by the Adviser on 60 days’ written notice to the Sub-Adviser; or

(iii)  by the Sub-Adviser on 60 days’ written notice to the Adviser.

(c)   Except to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Securities and Exchange Commission (“SEC”), this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act of 1940 as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees.

6.           CERTAIN INFORMATION.

The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, (b) the Sub-Adviser has a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code (c) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund,  and (d) the principal officers of the Sub-Adviser or any portfolio manager of the Fund shall have changed.

7.           NONLIABILITY OF SUB-ADVISER.

(a)  Except as may otherwise be provided by the Investment Company Act of 1940 or the Investment Advisers Act of 1940, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

8.            INDEMNIFICATION.

Notwithstanding Section 8, the Sub-Adviser agrees to indemnify the Adviser and the Funds for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including reasonable legal and other expenses) to which the Adviser or the Funds may become subject as a result of any untrue statement of a material fact contained in disclosure provided by the Sub-Adviser for inclusion in the Fund’s Regulatory Filings or any omission of a material fact required to be stated necessary to make such disclosure not misleading, provided that the Sub-Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

9.           RECORDS; RIGHT TO AUDIT.

(a)  The Sub-Adviser agrees to maintain in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments made by the Sub-Adviser that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 under the 1940 Act.  The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund, and the Sub-Adviser will surrender promptly to the Fund any such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records.  The Sub-Adviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund, or if disclosure is expressly required by applicable federal or state regulatory authorities or by this Agreement.  In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement and shall transfer all such records to any entity designated by the Adviser upon the termination of this Agreement.

(b)  The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Fund’s auditors, any representative of the Fund, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Fund.

(c)  The Adviser acknowledges that the Sub-Adviser does not have access to all of the Fund’s books and records to perform certain compliance testing.  However, to the extent that the Sub-Adviser has agreed to perform the services specified in this Agreement, the Sub-Adviser shall perform compliance testing with respect to the Fund based upon information in its possession and upon information and written instructions received from the Adviser.

10.           CONFIDENTIAL INFORMATION

(a)  The Sub-Adviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund, or if disclosure is expressly required by applicable federal or state regulatory authorities or by this Agreement.

(b)  Notwithstanding the foregoing, the Sub-Adviser shall not disclose to any third party the “non-public portfolio holdings” of the Fund, unless (1) there is a legitimate business purpose for such disclosure, and (2) such third party agrees in writing with Sub-Adviser to keep such information confidential and to not engage in trading based upon such information.  “Non-public portfolio holdings” means holdings which have not first been made public by making a filing with the Securities and Exchange Commission which is required to include such portfolio holdings information or have not otherwise been disclosed in the public domain.

11.           MARKETING MATERIALS.

(a)  The Fund shall furnish to the Sub-Adviser, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Sub-Adviser or any of its affiliates is named.  No such material shall be used except with prior written permission of the Sub-Adviser or its delegate.  The Sub-Adviser agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Sub-Adviser to respond within ten (10) calendar days to the Fund shall relieve the Fund of the obligation to obtain the prior written permission of the Sub-Adviser.

(b)  The Sub-Adviser shall furnish to the Fund, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Fund, the Adviser or any of the Adviser’s affiliates is named.  No such material shall be used except with prior written permission of the Fund or its delegate.  The Fund agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Fund to respond within ten (10) calendar days to the Sub-Adviser shall relieve the Sub-Adviser of the obligation to obtain the prior written permission of the Fund.

12.           USE OF NAME

It is understood that the name “Massachusetts Financial Services Company” and “MFS” or any derivative thereof or logo associated with that name is the valuable property of the Sub-Adviser and its affiliates and that the Trust, the Adviser and/or the Fund have the right to use such name (or derivative or logo) in offering materials of the Fund with the approval of the Sub-Adviser and for so long as the Sub-Adviser is an investment sub-adviser to the Trust and/or the Fund.  Upon termination of this Agreement, the Trust and the Fund shall as soon as is reasonably possible cease to use such name (or derivative or logo), except as required by law or regulation.

13.           GOVERNING LAW.

This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to conflict of law principles, and the applicable provisions of the Investment Company Act of 1940 or other federal laws and regulations which may be applicable.  To the extent that the applicable law of the State of Delaware or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act of 1940 or other federal laws and regulations which may be applicable, the latter shall control.

14.           SEVERABILITY/INTERPRETATION.

If any provision of this Agreement is held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

15.           NOTICES.

Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be given in writing, delivered, or mailed to the other party, or transmitted by facsimile to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(s)	If to the Sub-Adviser:

Massachusetts Financial Services Company
500 Boylston Street
Boston, Massachusetts 02116
Attn: Michael Keenan
 Facsimile (617) 210-8957

(t)	If to the Adviser:

 Lincoln Investment Advisors Corporation
One Granite Place
Concord, NH 03301
Attn: Craig Moreshead
Facsimile (603) 226-5448

16.           CERTAIN DEFINITIONS.

For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” and “assignment” shall have the meaning defined in the 1940 Act, and subject to such orders or no-action letters as may be granted by the SEC and/or its staff.

           IN WITNESS WHEREOF, the parties have caused this instrument to be signed by their duly authorized representatives, all as of the day and year first above written.

LINCOLN INVESTMENT ADVISORS CORPORATION
/s/ David Booth
Name:                      David BoothTitle:  President

MASSACHUSETTS FINANCIAL SERVICES COMPANY

/s/ Robert J. Manning
Name:  Robert J. Manning
Title:  President and CEO

Accepted and agreed to
as of the day and year
first above written:

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST,
on behalf of the LVIP MFS Value Fund

/s/ Kelly D. Clevenger
Name:                      Kelly D. Clevenger
Title:                      President

        448999-1

SCHEDULE A

Fee Schedule

The Adviser shall pay to the Sub-Adviser compensation at an annual rate as follows:

        448999-1

NSAR Series 28

SUB-ADVISORY AGREEMENT
LVIP TEMPLETON GROWTH FUND

This Sub-Advisory Agreement (“Agreement”) executed as of April 30, 2007, is between LINCOLN INVESTMENT ADVISORS CORPORATION, a New Hampshire corporation (the “Adviser”), and TEMPLETON INVESTMENT COUNSEL, LLC, a Florida limited liability company (the “Sub-Adviser”).

WHEREAS, Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of the LVIP Templeton Growth Fund (the “Fund”), has entered into an Investment Management Agreement, dated April 30, 2007, with the Adviser, pursuant to which the Adviser has agreed to provide certain investment management services to the Fund; and

WHEREAS, the Adviser desires to appoint Sub-Adviser as investment sub-adviser to provide the investment advisory services to the Fund specified herein, and Sub-Adviser is willing to serve the Fund in such capacity.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

(a)  Subject to the direction and control of the Board of Trustees (the “Trustees”) of the Trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the Fund which shall at all times meet the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986 (the “Code”).  The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities.  The Sub-Adviser will be an independent contractor and will not have authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent of the Trust or Adviser except as expressly authorized in this Agreement or another writing by the Trust, Adviser and the Sub-Adviser.

(b)  The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services).  The Sub-Adviser shall be responsible for commercially reasonable expenses relating to the printing and mailing of required supplements to the Fund’s registration statement, provided that such supplements relate solely to a change in control of the Sub-Adviser or any change in the portfolio manager or managers assigned by the Sub-Adviser to manage the Fund.

(c)  The Sub-Adviser shall vote proxies relating to the Fund’s investment securities in the manner in which the Sub-Adviser believes to be in the best interests of the Fund, and shall review its proxy voting activities on a periodic basis with the Trustees.  Sub-Adviser’s obligation to vote proxies shall be contingent upon receipt or proxies from the Fund custodian in a timely manner.  The Trust or Adviser may withdraw the authority granted to the Sub-Adviser pursuant to this Section at any time upon written notice.

(d)  The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein (except to the extent such transactions are effected in accordance with such policies or procedures as may be established by the Board of Trustees and received by Sub-Adviser.)  In the selection of brokers, dealers or futures commission merchants and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Sub-Adviser shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below.  The Adviser reserves the right to direct the Sub-Adviser upon written notice not to execute transactions through any particular broker(s) or dealer(s), and the Sub-Adviser agrees to comply with such request within ten business days of receiving written notice.  In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker, dealer, or futures commission merchant involved; and the quality of service rendered by the broker, dealer or futures commission merchant in other transactions.  Subject to such policies as the Trustees may determine and to the extent such policies are received by the Sub-Adviser, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker, dealer or futures commission merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, dealer or futures commission merchant, viewed in terms of either that particular transaction or the Sub-Adviser’s over-all responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.  The Sub-Adviser shall maintain records adequate to demonstrate compliance with this section.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in compliance with Section 17(d) of the Investment Company Act of 1940 and the rules established thereunder, Section 206 of the Investment Advisers Act of 1940 and any rules established thereunder, and pursuant to policies adopted by the Sub-Adviser and approved by the Board of Trustees of the Fund.

(e)  The Sub-Adviser will provide advice and assistance to the Investment Adviser as to the determination of the fair value of certain investments where market quotations are not readily available for purposes of calculating net asset value of the Fund in accordance with valuation procedures and methods established by the Trustees.

(f)  The Sub-Adviser shall furnish the Adviser and the Board of Trustees with such information and reports regarding the Fund’s investments as the Adviser reasonably deems appropriate or as the Board of Trustees shall reasonably request.  The Sub-Adviser shall make its officers and employees available from time to time, including attendance at Board of Trustees Meetings, at such reasonable times as the parties may agree to review investment policies of the Fund and to consult with the Adviser or the Board of Trustees regarding the investment affairs of the Fund.

(g)  The Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning the assets of the Fund, except as permitted by the policies and procedures of the Fund, which shall be provided to Sub-Adviser.

(h) In the performance of its duties, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following to the extent that Sub-Adviser receives them from Adviser or Trust:  (i) provisions of the organizational documents of the Trust that are applicable to the Fund; (ii) the investment objectives, policies and restrictions of the Fund as stated in the Fund’s currently effective Prospectus and Statement of Additional Information (“SAI”) as amended from time to time; (iii) the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940 (the “Advisers Act”); (iv) any written instructions and directions of the Trustees, the Adviser or Fund management; and (v) its general fiduciary responsibility to the Fund.

(i)  The Sub-Adviser shall assist the Fund in the preparation of its registration statement, prospectus, shareholder reports, marketing materials and other regulatory filings, or any amendment or supplement thereto (collectively, “Regulatory Filings”) and shall provide the Fund with disclosure for use in the Fund’s Regulatory Filings, including, without limitation, any requested disclosure related to the Sub-Adviser’s investment management personnel, portfolio manager compensation, Codes of Ethics, firm description, investment management strategies and techniques, and proxy voting policies.

(j)  The Sub-Adviser shall furnish the Adviser, the Board of Trustees and/or the Chief Compliance Officer of the Trust and/or the Adviser with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Sub-Adviser regarding the Sub-Adviser’s compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act.  Such information, certifications and reports shall include, without limitation, those regarding the Sub-Adviser’s compliance with the Sarbanes-Oxley Act of 2002, Title V of the Gramm-Leach-Bliley Act, the Code of Ethics of the Sub-Adviser and the Trust and certifications as to the validity of certain information included in the Fund’s Regulatory Filings.  The Sub-Adviser shall make its officers and employees (including its Chief Compliance Officer) available to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser from time to time to examine and review the Sub-Adviser’s compliance program and its adherence thereto.

2.           OTHER AGREEMENTS.

 The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

3.           COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER.

(a)  As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month based on the average daily net assets of the Fund during the month.  Solely for the purpose of determining the promptness of payments, payments shall be considered made upon mailing or wiring pursuant to wiring instructions provided by the Sub-Adviser.  Such fee shall be calculated in accordance with the fee schedule applicable to the Fund as set forth in Schedule A attached hereto.

(b)  The fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser.  Such fee to the Sub-Adviser shall be payable for each month within 10 business days after the end of such month.  If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.           AUTOMATIC TERMINATION.

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the investment advisory contract between the Adviser and the Fund shall have terminated for any reason.

5.           EFFECTIVE PERIOD; TERMINATION AND AMENDMENT OF THIS AGREEMENT.

(a)  This Agreement shall become effective as of the date first written above, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as set forth below.   This Agreement shall automatically terminate in the event of its assignment or in the event of termination of the Investment Management Agreement.

(b)  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund as required by the 1940 Act; provided, however, that this Agreement may be terminated at any time without the payment of any penalty:

(i)  by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund;

(ii)  by the Adviser on 60 days’ written notice to the Sub-Adviser; or

(iii)  by the Sub-Adviser on 60 days’ written notice to the Adviser.

(c)   Except to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Securities and Exchange Commission (“SEC”), this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act of 1940 as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees.

6.           CERTAIN INFORMATION.

The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, (b) the Sub-Adviser has a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Section 817(h) of the Code (c) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund,  and (d) any portfolio manager of the Fund shall have changed.

7.           NONLIABILITY OF SUB-ADVISER.

(a)  Except as may otherwise be provided by the Investment Company Act of 1940 or the Investment Advisers Act of 1940, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

8.            INDEMNIFICATION.

(a)  Notwithstanding Section 7, the Sub-Adviser agrees to indemnify the Adviser and the Funds for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including reasonable legal and other expenses) to which the Adviser or the Funds may become subject as a result of any untrue statement of a material fact contained in disclosure provided by the Sub-Adviser for inclusion in the Fund’s Regulatory Filings or any omission of a material fact required to be stated necessary to make such disclosure not misleading, provided that the Sub-Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

(b)  The Adviser agrees to indemnify the Sub-Adviser for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including reasonable legal and other expenses) to which the Sub-Adviser may become subject as a result of any untrue statement of a material fact (or any omission of a material fact required to be stated necessary to make such disclosure not misleading) pertaining to the Fund contained in the Fund’s Regulatory Filings, which statement was not either provided by Sub-Adviser or submitted by Adviser to Sub-Adviser for review.

9.           RECORDS; RIGHT TO AUDIT.

(a)  The Sub-Adviser agrees to maintain in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments made by the Sub-Adviser that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 under the 1940 Act.  The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund, and the Sub-Adviser will surrender promptly to the Fund any such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records.  In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement and shall transfer all such records to any entity designated by the Adviser upon the termination of this Agreement.  This Section shall not apply to separate records maintained by Sub-Adviser in compliance with Section 204 of the Investment Advisers Act of 1940, which records shall be the property of Sub-Adviser.

(b)  The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Fund’s auditors, any representative of the Fund, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Fund.

10.           CONFIDENTIAL INFORMATION

(a)  The Sub-Adviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund, or if disclosure is expressly required by applicable federal or state regulatory authorities or by this Agreement.

(b)  Notwithstanding the foregoing, the Sub-Adviser shall not disclose to any third party the “non-public portfolio holdings” of the Fund, unless (1) there is a legitimate business purpose for such disclosure, and (2) such third party agrees in writing with Sub-Adviser to keep such information confidential and to not engage in trading based upon such information.  “Non-public portfolio holdings” means holdings which have not first been made public by making a filing with the Securities and Exchange Commission which is required to include such portfolio holdings information.

11.           MARKETING MATERIALS.

(a)  The Fund shall furnish to the Sub-Adviser, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Sub-Adviser or any of its affiliates is named.  No such material shall be used except with prior written permission of the Sub-Adviser or its delegate.  The Sub-Adviser agrees to respond to any request for approval on a prompt and timely basis.

(b)  The Sub-Adviser shall furnish to the Fund, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Fund, the Adviser or any of the Adviser’s affiliates is named.  No such material shall be used except with prior written permission of the Fund or its delegate.  The Fund agrees to respond to any request for approval on a prompt and timely basis.

12.           GOVERNING LAW.

This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to conflict of law principles, and the applicable provisions of the Investment Company Act of 1940 or other federal laws and regulations which may be applicable.  To the extent that the applicable law of the State of Delaware or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act of 1940 or other federal laws and regulations which may be applicable, the latter shall control.

13.           SEVERABILITY/INTERPRETATION.

If any provision of this Agreement is held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

14.           NOTICES.

Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be given in writing, delivered, or mailed to the other party, or transmitted by facsimile to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(u)	If to the Sub-Adviser:

Templeton Investment Counsel, LLC
500 East Broward Boulevard
Suite 2100
Fort Lauderdale, Florida 33394

With a copy to:
Franklin Templeton Investments
One Franklin Parkway
San Mateo, CA 94403-1906
Attention: General Counsel

(v)	If to the Adviser:

 Lincoln Investment Advisors Corporation
One Granite Place
Concord, NH 03301
Attn: Craig Moreshead
Facsimile (603) 226-5448

15.           CERTAIN DEFINITIONS.

For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” and “assignment” shall have the meaning defined in the 1940 Act, and subject to such orders or no-action letters as may be granted by the SEC and/or its staff.

           IN WITNESS WHEREOF, the parties have caused this instrument to be signed by their duly authorized representatives, all as of the day and year first above written.

LINCOLN INVESTMENT ADVISORS CORPORATION
/s/ David Booth
Name:                      David BoothTitle:  President

TEMPLETON INVESTMENT COUNSEL, LLC

/s/ Gary Motyl
Name:  Gary Motyl
Title:  President and CEO

Accepted and agreed to
as of the day and year
first above written:

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST,
on behalf of the LVIP Templeton Growth Fund

/s/ Kelly D. Clevenger
Name:                      Kelly D. Clevenger
Title:                      President

        448999-1

NSAR Series 29

SUB-ADVISORY AGREEMENT

This Sub-Advisory Agreement (“Agreement”) executed as of April 30, 2007, is between LINCOLN INVESTMENT ADVISORS CORPORATION, a New Hampshire corporation (the “Adviser”), and COHEN & STEERS CAPITAL MANAGEMENT, INC., a NEW YORK corporation (the “Sub-Adviser”).

WHEREAS, Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of the Cohen & Steers Global Real Estate Fund (the “Fund”) has entered into an Investment Management Agreement, dated April 30, 2007, with the Adviser, pursuant to which the Adviser has agreed to provide certain investment management services to the Fund; and

WHEREAS, the Adviser desires to appoint Sub-Adviser as investment sub-adviser to provide the investment advisory services to the Fund specified herein, and Sub-Adviser is willing to serve the Fund in such capacity.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

(a)  Subject to the direction and control of the Board of Trustees (the “Trustees”) of the Trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the Fund which shall at all times meet the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986 (the “Code”).  The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities.

(b)  The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services).

(c)  The Sub-Adviser shall vote proxies relating to the Fund’s investment securities in the manner in which the Sub-Adviser believes to be in the best interests of the Fund, and shall review its proxy voting activities on a periodic basis with the Trustees.  Upon sixty (60) days’ written notice to the Sub-Adviser, the Trustees may withdraw the authority granted to the Sub-Adviser pursuant to this Section.

(d)  In the selection of brokers, dealers or futures commission merchants and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Sub-Adviser shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below.  In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker, dealer, or futures commission merchant involved; and the quality of service rendered by the broker, dealer or futures commission merchant in other transactions.  Subject to such policies as the Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker, dealer or futures commission merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, dealer or futures commission merchant, viewed in terms of either that particular transaction or the Sub-Adviser’s over-all responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.

(e)  The Sub-Adviser will provide advice and assistance to the Investment Adviser as to the determination of the fair value of certain investments where market quotations are not readily available for purposes of calculating net asset value of the Fund in accordance with valuation procedures and methods established by the Trustees.

(f)  The Sub-Adviser shall furnish the Adviser and the Board of Trustees with such information and reports regarding the Fund’s investments as the Adviser deems appropriate or as the Board of Trustees shall reasonably request.  The Sub-Adviser shall make its officers and employees available to the Adviser from time to time at such reasonable times as the parties may agree to review investment policies of the Fund and to consult with the Adviser regarding the investment affairs of the Fund.

(g)  The Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning the assets of the Fund, except as permitted by the policies and procedures of the Fund.

(h) In the performance of its duties, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following:  (i) provisions of the organizational documents of the Trust that are applicable to the Fund; (ii) the stated investment objectives, policies and restrictions of the Fund; (iii) the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940 (the “Advisers Act”); (iv) any written instructions and directions of the Trustees, the Adviser or Fund management; and (v) its general fiduciary responsibility to the Fund.

(i)  The Sub-Adviser shall provide the Fund with disclosure for use in the Fund’s registration statement, prospectus, shareholder reports, marketing materials and other regulatory filings, or any amendment or supplement thereto (collectively, “Regulatory Filings”), including, without limitation, any requested disclosure related to the Sub-Adviser’s investment management personnel, portfolio manager compensation, Codes of Ethics, firm description, investment management strategies and techniques, and proxy voting policies.

(j)  The Sub-Adviser shall furnish the Adviser, the Board of Trustees and/or the Chief Compliance Officer of the Trust and/or the Adviser with such information, certifications and reports as such persons may deem appropriate or may request from the Sub-Adviser regarding the Sub-Adviser’s compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act.  Such information, certifications and reports shall include, without limitation, those regarding the Sub-Adviser’s compliance with the Sarbanes-Oxley Act of 2002, Title V of the Gramm-Leach-Bliley Act, the Code of Ethics of the Sub-Adviser and the Trust and certifications as to the validity of certain information included in the Fund’s Regulatory Filings.  The Sub-Adviser shall make its officers and employees (including its Chief Compliance Officer) available to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser from time to time at such reasonable times as the parties may agree, to examine and review the Sub-Adviser’s compliance program and its adherence thereto.

(k)  Except as expressly provided under this Agreement, neither the Sub-Adviser nor any of its officers or employees shall act upon or disclose to any person any material non-public information with respect to the Fund, the Trust or the Adviser, including, without limitation, the portfolio holdings of the Fund.

2.           OTHER AGREEMENTS.

 The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

3.           COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER.

(a)  As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month based on the average daily net assets of the Fund during the month.  Such fee shall be calculated in accordance with the fee schedule applicable to the Fund as set forth in Schedule A attached hereto.

(b)  The fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser.  Such fee to the Sub-Adviser shall be payable for each month within 10 business days after the end of such month.  If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.           AUTOMATIC TERMINATION.

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the investment advisory contract between the Adviser and the Fund shall have terminated for any reason.

5.           EFFECTIVE PERIOD; TERMINATION AND AMENDMENT OF THIS AGREEMENT.

(a)  This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as set forth below.   Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

(b)  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated at any time:

(i)  by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund;

(ii)  by the Adviser on 60 days’ written notice to the Sub-Adviser; or

(iii)  by the Sub-Adviser on 60 days’ written notice to the Adviser.

(c)   No amendment to this Agreement shall be effective unless (i) there is written  consent of the parties to this Agreement and (ii) the amendment is approved in a manner consistent with the 1940 Act as interpreted or permitted by the U.S. Securities and Exchange Commission (“SEC”) and/or its staff.

6.           CERTAIN INFORMATION.

The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, (b) the Sub-Adviser has a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code (c) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund,  and (d) the principal officers of the Sub-Adviser or any portfolio manager of the Fund shall have changed.

7.           NONLIABILITY OF SUB-ADVISER.

(a)  Except as may otherwise be provided by the Investment Company Act of 1940 or the Investment Advisers Act of 1940, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

(b)  Failure by the Sub-Adviser to assure that the investment program for the fund meets the diversification requirements of Section 817(h) of the Code, as required by Section 1 of this Agreement, shall constitute gross negligence per se under sub-paragraph 7(a) above.
(c)  Failure by the Sub-Adviser to assure that any disclosure provided by the Sub-Adviser for inclusion in the Fund’s Regulatory Filings does not (i) contain any untrue statement of a material fact or (ii) omit to state a material fact required to be stated necessary to make such disclosure not misleading, shall constitute gross negligence per se under sub-paragraph 7(a) above.

8.            INDEMNIFICATION.

The Sub-Adviser agrees to indemnify the Adviser and the Funds for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including legal and other expenses) to which the Adviser or the Funds may become subject as a result of:

(a)  any failure by the Sub-Adviser, whether unintentional or in good faith or otherwise, to adequately diversify the investment program of the Fund pursuant to the requirements of Section 817(h) of the Code, and the regulations issued thereunder; or

(b)  any untrue statement of a material fact contained in disclosure provided by the Sub-Adviser for inclusion in the Fund’s Regulatory Filings or any omission of a material fact required to be stated necessary to make such disclosure not misleading;

provided that the Sub-Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

9.           RECORDS; RIGHT TO AUDIT.

(a)  The Sub-Adviser agrees to maintain in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments made by the Sub-Adviser that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 under the 1940 Act.  The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund, and the Sub-Adviser will surrender promptly to the Fund any such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records.  In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement and shall transfer all such records to any entity designated by the Adviser upon the termination of this Agreement.

(b)  The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Fund’s auditors, any representative of the Fund, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Fund.

10.           MARKETING MATERIALS.

(a)  The Fund shall furnish to the Sub-Adviser, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Sub-Adviser or any of its affiliates is named.  No such material shall be used except with prior written permission of the Sub-Adviser or its delegate.  The Sub-Adviser agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Sub-Adviser to respond within ten (10) calendar days to the Fund shall relieve the Fund of the obligation to obtain the prior written permission of the Sub-Adviser.

(b)  The Sub-Adviser shall furnish to the Fund, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Fund, the Adviser or any of the Adviser’s affiliates is named.  No such material shall be used except with prior written permission of the Fund or its delegate.  The Fund agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Fund to respond within ten (10) calendar days to the Sub-Adviser shall relieve the Sub-Adviser of the obligation to obtain the prior written permission of the Fund.

11.           GOVERNING LAW.

This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

12.           SEVERABILITY/INTERPRETATION.

If any provision of this Agreement is held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

13.           CERTAIN DEFINITIONS.

For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” and “assignment” shall have the meaning defined in the 1940 Act, and subject to such orders or no-action letters as may be granted by the SEC and/or its staff.

[The remainder of this page intentionally left blank.]                                                                                                           IN WITNESS WHEREOF, the parties have caused this instrument to be signed by their duly authorized representatives, all as of the day and year first above written.

LINCOLN INVESTMENT
ADVISORS CORPORATION
/s/  Kevin J. Adamson
Name:                      Kevin J. AdamsonTitle:  Second Vice President

COHEN & STEERS CAPITAL MANAGEMENT, INC.

/s/  Robert Steers
Name:  Roberts Steers
Title:  Co-Chairman & Co-CEO
Accepted and agreed to
as of the day and year
first above written:

COHEN & STEERS GLOBAL REAL ESTATE FUND

/s/  Kelly D. Clevenger
Name:                      Kelly D. Clevenger
Title:                      President

        448999-1

SCHEDULE A

Fee Schedule

The Adviser shall pay to the Sub-Adviser compensation at an annual rate as follows:

0.55% on the first $150 million; plus
0.45% on the next $100 million; plus
0.35% on assets over $250 million

        448999-1

NSAR Series 34

SUB-ADVISORY AGREEMENT

This Sub-Advisory Agreement (“Agreement”) executed as of June 5, 2007, is between LINCOLN INVESTMENT ADVISORS CORPORATION, a Tennessee corporation (the “Adviser”), and BAMCO, INC., a New York corporation (the “Sub-Adviser”).

WHEREAS, Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of the LVIP Baron Growth Opportunities Fund (the “Fund”) has entered into an Investment Management Agreement, effective June 5, 2007, with the Adviser (the “Investment Management Agreement”), pursuant to which the Adviser has agreed to provide certain investment management services to the Fund; and

WHEREAS, the Adviser desires to appoint Sub-Adviser as investment sub-adviser to provide the investment advisory services to the Fund specified herein with respect to the Managed Assets (as defined below), and Sub-Adviser is willing to serve the Fund in such capacity.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           MANAGED ASSETS; EXCLUSIVE MANAGER.

(a)  The Sub-Adviser shall maintain the capacity to provide sub-advisory services pursuant to this Agreement with respect to all of the investable assets of the Fund to the extent the net asset value of the Fund (the “Fund NAV”) is less than or equal to $750,000,000 (such amount, the “Base NAV”).

(b)  If the Fund NAV exceeds $750,000,000 or if the Adviser or the Trust intends for it to exceed such amount (such excess or intended excess, the “Excess NAV”), the Adviser and the Trust shall, pursuant to a written notice, provide the Sub-Adviser with the first option to provide sub-advisory services under the terms of this Agreement with respect to all of or such portion of such Excess NAV as the Sub-Adviser may determine.  Within 30 days of receipt of such written notice, the Sub-Adviser shall notify the Trust and the Adviser in writing as to whether it will exercise such option and, if so, with respect to what portion (including all) of such Excess NAV (such amount, the “Optioned NAV”).  If Sub-Adviser declines to exercise such option (or fails to exercise such option within the foregoing 30-day period) with respect to all or a portion of such Excess NAV (such amount, the “Declined NAV”), the Trustee and the Adviser may appoint another sub-adviser for, or the Adviser may assume sole responsibility for, the Declined NAV.

(c)  The term “Managed Assets” means all of the investable assets of the Fund attributable to the Base NAV and any Optioned NAV, including cash in the Fund (including short-term, cash-equivalent investments in which cash in the Fund is invested).

(d)  During the term of this Agreement and subject to the rights of the Adviser and the Trustees under this Agreement, the Managed Assets shall be managed exclusively by the Sub-Adviser pursuant to the terms of this Agreement.

2.           SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

(a)  Subject to the direction and control of the Board of Trustees (the “Trustees”) of the Trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the Fund with respect to the Managed Assets which program shall meet the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986 (the “Code”).  The Sub-Adviser will make investment decisions on behalf of the Fund with respect to the Managed Assets and place all orders for the purchase and sale of portfolio securities in that respect.  With respect to the Managed Assets and subject to the provisions of this Agreement, the Sub-Adviser, as the Adviser’s agent and attorney in fact, is duly authorized without further approval, except as otherwise required by law: (i) to make all investment decisions; (ii) to buy, sell and otherwise trade in securities; and (iii) in furtherance of the foregoing, to do anything which Sub-Adviser shall deem requisite, appropriate or advisable, including, without limitation, the submission of instructions to the custodian of the Fund, and the selection of such brokers or dealers as the Sub-Adviser shall determine.

(b)  The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties hereunder.

(c)  The Sub-Adviser shall vote proxies relating to the investment securities in which the Managed Assets are invested in the manner in which the Sub-Adviser believes to be in the best interests of the Fund, and shall review its proxy voting activities on a periodic basis with the Trustees.  Upon sixty (60) days’ written notice to the Sub-Adviser, the Trustees may withdraw the authority granted to the Sub-Adviser pursuant to this Section 2(c).

(d)  In the selection of brokers, dealers or futures commission merchants and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Sub-Adviser shall use its reasonable best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below.  In using its reasonable best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker, dealer, or futures commission merchant involved; and the quality of service rendered by the broker, dealer or futures commission merchant in other transactions.  Subject to such policies as the Trustees may determine and deliver in writing to the Sub-Adviser, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker, dealer or futures commission merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, dealer or futures commission merchant, viewed in terms of either that particular transaction or the Sub-Adviser’s over-all responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.

(e)  The Sub-Adviser will provide advice and assistance to the Adviser as to the determination of the fair value of certain investments in which the Managed Assets are invested where market quotations are not readily available for purposes of calculating net asset value of the Fund in accordance with valuation procedures and methods established by the Trustees.

(f)  The Sub-Adviser shall furnish the Adviser and the Board of Trustees with such information and reports regarding the investments in which the Managed Assets are invested as the Board of Trustees or Adviser shall reasonably request.  The Sub-Adviser shall make its officers and employees available to the Adviser from time to time upon reasonable notice at such reasonable times as the parties may agree to review investment policies of the Fund with respect to the Managed Assets and to consult with the Adviser regarding the investment affairs of the Fund with respect to the Managed Assets.

(g)  The Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning the assets of the Fund, except as permitted by the policies and procedures of the Fund.

(h) In the performance of its duties, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following:  (i) provisions of the organizational documents of the Trust that are applicable to the Fund; (ii) the stated investment objectives, policies and restrictions of the Fund; (iii) the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940 (the “Advisers Act”); and (iv) its general fiduciary responsibility to the Fund.  Subject to the foregoing, the Sub-Adviser shall also perform its duties hereunder subject to any written instructions of the Trustees, the Adviser or an officer of the Fund.

(i)  The Sub-Adviser shall provide the Fund with disclosure regarding the Sub-Adviser and (to the extent described in the following sentence) the Fund, for use in the Fund’s registration statement, prospectus, shareholder reports, marketing materials and other regulatory filings, or any amendment or supplement thereto (collectively, “Regulatory Filings”), including, without limitation, disclosure related to the Sub-Adviser’s investment management personnel, portfolio manager compensation, Codes of Ethics, firm description, investment management strategies and techniques, and proxy voting policies.  Notwithstanding the foregoing, with respect to disclosure regarding the Fund, the Sub-Adviser shall only be required to provide disclosure regarding the Fund to the extent such information is (i) related to the performance of the Sub-Adviser’s duties under this Agreement, (ii) reasonably available to the Sub-Adviser and (iii) not otherwise reasonably available to the Adviser, the Trust or the Fund.

(j)  The Sub-Adviser shall furnish the Adviser, the Board of Trustees and/or the Chief Compliance Officer of the Trust and/or the Adviser with such information, certifications and reports as such persons may reasonably deem appropriate or may reasonably request from the Sub-Adviser regarding the Sub-Adviser’s compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act.  Such information, certifications and reports shall include, without limitation, those regarding the Sub-Adviser’s compliance with the Sarbanes-Oxley Act of 2002, Title V of the Gramm-Leach-Bliley Act, the Code of Ethics of the Sub-Adviser and the Trust and certifications as to the validity of certain information included in the Fund’s Regulatory Filings.  The Sub-Adviser shall make its officers and employees (including its Chief Compliance Officer) available to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser from time to time upon reasonable notice and at reasonable times to discuss and review the Sub-Adviser’s compliance program.

(k)  Except as expressly provided under this Agreement, neither the Sub-Adviser nor any of its officers or employees shall act upon or disclose to any person any material non-public information with respect to the Fund, the Trust or the Adviser, including, without limitation, the portfolio holdings of the Fund.

3.           OTHER AGREEMENTS.

(a)  The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive to the Fund, and the Sub-Adviser (and any of its directors, officers, or employees) shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be materially impaired thereby.

(b)  The Adviser understands and agrees that:  (a) the Sub-Adviser is affiliated with Baron Capital Management, Inc., a registered investment adviser; (b) the Sub-Adviser and/or its affiliates will manage accounts and perform advisory services for others; (c) depending upon investment objectives and cash availability and requirements, the Sub-Adviser and/or its affiliates may direct the sale of a particular security for certain accounts and direct the purchase of such security for other accounts, and, accordingly, transactions in particular accounts may not be consistent with transactions in other accounts; (d) where there is a limited supply of a security, the Sub-Adviser in conjunction with its affiliates will allocate investment opportunities in a manner deemed equitable by the Sub-Adviser; (e) the Sub-Adviser and/or its affiliates, principals and employees may from time to time have an interest, direct or indirect, in a security which is purchased, sold or otherwise traded for the Fund, and the Sub-Adviser and/or its affiliates may effect transactions in such security for the Fund, which may be the same as or different from the action which the Sub-Adviser, its affiliates or such other persons may take with respect thereto for its or their accounts.

4.           COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER.

(a)  As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month based on the average daily net asset value of the Managed Assets during the month.  Such fee shall be calculated in accordance with the fee schedule applicable to the Fund as set forth in Schedule A attached hereto.

(b)  The fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser.  Such fee to the Sub-Adviser shall be payable for each month within 10 business days after the end of such month.  If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

5.           AUTOMATIC TERMINATION.

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the investment advisory contract between the Adviser and the Fund shall have terminated for any reason.

6.           EFFECTIVE PERIOD; TERMINATION AND AMENDMENT OF THIS AGREEMENT.

(a)  This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 5) until terminated as set forth below.   Termination of this Agreement pursuant to this Section 6 shall be without the payment of any penalty.

(b)  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated at any time:

(i)  by the Fund upon 30 days’ notice by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund;

(ii)  by the Adviser on 60 days’ written notice to the Sub-Adviser; or

(iii)  by the Sub-Adviser on 60 days’ written notice to the Adviser.

(c)   No amendment to this Agreement shall be effective unless (i) there is written  consent of the parties to this Agreement and (ii) the amendment is approved in a manner consistent with the 1940 Act as interpreted or permitted by the SEC and/or its staff.

7.           CERTAIN INFORMATION.

(a)  The Adviser, on behalf of the Fund, acknowledges receipt of Part II of the Sub-Adviser’s Form ADV, Part I of which is filed with the U.S. Securities and Exchange Commission (the “SEC”), and which contains information concerning the Sub-Adviser’s services and fees.

(b)  The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (i) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, (ii) the Sub-Adviser has a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, (iii) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, and (iv) the principal investment officers of the Sub-Adviser or any portfolio manager of the Fund employed or supervised by the Sub-Adviser shall have changed.

(c)  The Fund has delivered to the Sub-Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(i)  Declaration of Trust of the Trust, as in effect on the date hereof and as amended from time to time;

(ii)  By-laws of the Trust, as in effect on the date hereof and as amended from time to time;

(iii)   Certified resolutions of the Trustees authorizing the appointment of the Adviser and approving the form of the Investment Management Agreement;

(iv)  Certified resolutions of the Trustees authorizing the appointment of the Sub-Adviser and approving the form of this Agreement;

(v)  Registration statement under the 1940 Act and the Securities Act of 1933, as amended, as filed with the SEC relating to the Fund and Fund’s shares and all amendments thereto;

(vi)  Notification of registration of the Fund under the 1940 Act on Form N-8A as filed with the SEC and all amendments thereto; and

(vii)  Prospectus and statement of additional information of the Trust, as currently in effect and as amended or supplemented from time to time.

8.           NONLIABILITY OF SUB-ADVISER.

Except as provided in Section 9(a), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Adviser, the Trust, the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

9.            INDEMNIFICATION.

(a)  The Sub-Adviser agrees to indemnify the Adviser and the Fund for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including legal and other expenses) to which the Adviser or the Fund may become subject as a result of:

(i)  any failure by the Sub-Adviser, whether unintentional or in good faith or otherwise, to adequately diversify the investment program of the Fund with respect to the Managed Assets pursuant to the requirements of Section 817(h) of the Code, and the regulations issued thereunder; unless the failure has been corrected within the 30-day period provided in U.S. Treasury Regulation 1.817-5(c)(1) (or within any other applicable grace period provided in the Code or the regulations issued thereunder); or

(ii)  any untrue statement of a material fact contained in disclosure provided by the Sub-Adviser for inclusion in the Fund’s Regulatory Filings or any omission of a material fact required to be stated and necessary to make such disclosure not misleading;

provided that, in either case the Sub-Adviser shall have promptly been given written notice concerning any matter for which indemnification is claimed under this Section 9(a).

(b)  The Adviser agrees to indemnify the Sub-Adviser for, and hold it harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including legal and other expenses) to which the Sub-Adviser may become subject as a result of:

(i) any untrue statement of a material fact contained in the Fund’s Regulatory Filings or any omission of a material fact required to be stated and necessary to make such Regulatory Filings not misleading (except for such misstatements and omissions contained, or required to be contained, in disclosure provided by the Sub-Adviser for inclusion in the Fund’s Regulatory Filings);

provided that the Adviser shall have promptly been given written notice concerning any matter for which indemnification is claimed under this Section 9(b).

10.           RECORDS; RIGHT TO AUDIT.

(a)  The Sub-Adviser agrees to maintain in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments with respect to the Managed Assets made by the Sub-Adviser that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1(b)(5), (6), (7), (9) and (10) and 31a-1(f) under the 1940 Act.  The Sub-Adviser agrees that such records that it maintains on behalf of the Fund are the property of the Fund, and the Sub-Adviser will surrender promptly to the Fund any such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records.  In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement and shall transfer all such records to any entity designated by the Adviser upon the termination of this Agreement; provided, however, that the Sub-Adviser may retain a copy of such records.

(b)  The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Fund’s auditors, any representative of the Fund, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Fund.   Any such examination conducted by the Fund’s auditors, a Fund representative or the Adviser shall be preceded by reasonable notice to the Sub-Adviser.

11.           MARKETING MATERIALS.

(a)  The Fund shall furnish to the Sub-Adviser (at its principal office), prior to its use, all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or to the public, in which the Sub-Adviser or any of its affiliates is named.  No such material relating to the Sub-Adviser or its affiliates shall be used except with prior written permission of the Sub-Adviser or its delegate.  The Sub-Adviser agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Sub-Adviser to respond within ten (10) calendar days to any request by the Fund to approve any materials shall be deemed to constitute the consent of the Sub-Adviser to such materials.  In the event of termination of this Agreement, the Fund will continue to furnish to the Sub-Adviser copies of any of the above-mentioned materials which refer in any way to the Sub-Adviser.

(b)  The Sub-Adviser shall furnish to the Fund, prior to its use, each piece of advertising, supplemental sales literature or other material prepared by the Sub-Adviser or its affiliates for distribution to third parties or to the public in which the Fund, the Adviser or any of the Adviser’s affiliates is named.  No such material relating to the Fund, the Adviser or any of the Adviser’s affiliates shall be used except with prior written permission of the Fund or its delegate.  The Fund agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Fund to respond within ten (10) calendar days to any request to approve any materials shall be deemed to constitute the consent of the Fund to such materials.

12.           GOVERNING LAW.

This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

13.           SEVERABILITY/INTERPRETATION.

If any provision of this Agreement is held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.  Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

14.           NOTICES.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered by courier service or overnight mail or mailed by registered mail, postage prepaid, to the following:

The Sub-Adviser:

BAMCO, Inc.
Attn:  Linda S. Martinson, Esq.
767 Fifth Avenue
New York, New York 10153

To the Adviser:

Lincoln Investment Advisors Corporation
Attn:  President
1300 South Clinton Street
Fort Wayne, IN 46802

15.           CERTAIN DEFINITIONS.

For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” and “assignment” shall have the meaning defined in the 1940 Act, and subject to such orders or no-action letters as may be granted by the SEC and/or its staff.

        448999-1

IN WITNESS WHEREOF, the parties have caused this instrument to be signed by their duly authorized representatives, all as of the day and year first above written.

LINCOLN INVESTMENT ADVISORS CORPORATION
/s/  Kevin J. Adamson
Name:                      Kevin J. Adamson
Title:    Second Vice President

BAMCO, INC.

/s/ Linda S. Martinson
Name: Linda S. Martinson
Title:  Chief Operating Officer and General Counsel

Accepted and agreed to
as of the day and year
first above written:

LVIP BARON GROWTH OPPORTUNITIES FUND, a series of
Lincoln Variable Insurance Products Trust

/s/  Kelly D. Clevenger
Name:                       Kelly D. Clevenger
Title:                       President

        448999-1

SCHEDULE A

Fee Schedule

The Adviser shall pay to the Sub-Adviser compensation at an annual rate as follows:

•	.50% of the average daily net asset value of the Managed Assets.

        448999-1